UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05410

Saba Capital Income & Opportunities Fund

(Exact name of registrant as specified in charter)

405 Lexington Avenue, 58th  Floor

New York, New York 10174

(Address of principal executive offices) (Zip code)

Michael D’Angelo

Saba Capital Income & Opportunities Fund

405 Lexington Avenue

New York, New York 10174

(Name and address of agent for service)

Copies to:

Schulte Roth & Zabel LLP

Michael S. Didiuk, Esq.

919 Third Avenue

New York, New York 10022

Registrant’s Telephone Number, including Area Code: (212) 542-4644

Date of fiscal year end: October 31

Date of reporting period: November 1, 2023 – April 30, 2024

Item 1. Report to Stockholders.

a)

Managed Distribution Policy: Beginning with the distributions for which the declaration date is December 29, 2023, the Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan (the “Managed Distribution Plan”) pursuant to which the Fund makes monthly distributions to shareholders at a fixed amount of $0.085 per share. This fixed distribution amount excludes special dividends (which are not paid pursuant to the Managed Distribution Plan), including the special dividend paid during the current fiscal period in January 2024.

The Fund will generally distribute amounts necessary to satisfy the Fund’s Managed Distribution Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The Managed Distribution Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the Managed Distribution Plan will be successful in doing so.

No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The Managed Distribution Plan provides that the Board may amend the terms of the Managed Distribution Plan or terminate the Managed Distribution Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the Fund to terminate the Managed Distribution Plan. An amendment or termination of the Managed Distribution Plan could have an adverse effect on the market price of the Fund’s common shares. The Managed Distribution Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter
April 30, 2024 (Unaudited)

Dear Shareholders,

Thank you for your continued interest in the Saba Capital Income & Opportunities Fund (the “Fund”). We are pleased to provide you with a review of the Fund’s performance and financial markets from November 1, 2023 to April 30, 2024.

Performance Summary1

For the reporting period, the Fund underperformed both the iBoxx USD Liquid High Yield Index (the Fund’s primary benchmark) and S-Network Closed-End Fund Index, as can be seen in the table below.

Reporting Period:		Annualized
November 1, 2023 – April 30, 2024	Total Return[2]	Volatility[3]

Saba Capital Income & Opportunities Fund	3.23%	9.26%
iBoxx USD Liquid High Yield Index[4,6]	8.74%	5.15%
S-Network Composite Closed-End Fund Index[5,6]	16.11%	9.09%

The primary contributors to the Fund’s returns7  were closed-end funds, Agency mortgages, loans/bonds, crypto assets, and reinsurance. The main detractors were equity and credit hedges, which mostly neutralized the beta exposure in the Fund, and volatility index futures. Notably, the Fund’s underperformance relative to the benchmarks during the period was driven by the cautious (i.e., hedged) posture of the Fund’s portfolio as a whole. Given such positioning and the potential risks of persistently high interest rates and continued geopolitical tensions across the globe, Saba expects that the Fund would outperform its benchmarks if such risks manifest themselves.

Closed-end funds (both U.S. and non-U.S.) continue to be the Fund’s largest single asset exposure. The average portfolio discount to NAV tightened from -15.7% to -12.8% during the period, contributing significant risk-adjusted returns. We currently view long exposure to closed-end funds as a highly attractive opportunity for the Fund.

Markets Review

The period from November 1, 2023 through April 30, 2024, witnessed significant macroeconomic events that influenced global markets. Central banks, particularly the Federal Reserve and the European Central Bank, continued their efforts to curb inflation. The Fed’s decision to maintain interest rates at elevated levels was driven by persistent inflationary pressures despite signs of economic cooling.

Global equity markets, particularly in the U.S., experienced one of the strongest rallies over a six-month period since COVID-19 (+20%), buoyed in part by strong corporate earnings reports, notably in the technology and healthcare sectors. Meanwhile, the bond market experienced notable volatility where the rally in rates in November and December 2023 has given way to higher rates in 2024 as market expectations of rate cuts were pushed further back. In the credit markets, a notable trend was the compression of credit spreads between high-yield corporate bonds and BBB- rated investment-grade bonds. Investment grade corporate credit seems to be priced for perfection with the average spread over the last two months at approximately the 10th percentile of spreads experienced in the last 10 years.

The Fund has been positioned relatively defensively from a net exposure perspective. At the same time, the Fund continues to maintain its exposure to asymmetric investments, such as MBS spreads relative to IG spreads, rate volatility compared to equity/credit volatility or closed-end funds relative to their NAV.

Investment Objective

The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The Fund invests globally in debt and equity securities of public and private companies, which includes, among other things, investments in closed-end funds, special purpose acquisition companies (“SPAC”), reinsurance and public and private debt instruments. The Fund also may utilize derivatives, including but not limited to, total return swaps, credit default swaps (“CDS”), options and futures, in seeking to enhance returns and/or to reduce portfolio risk. The Fund may also invest up to 15% of its total assets in private funds on a discretionary basis.

Semi-Annual Report | April 30, 2024	1

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter
April 30, 2024 (Unaudited)

Conclusion

We will continue to search for investment opportunities with the goal of generating income and creating long-term value for shareholders.

If you have any questions about the Fund, please visit www.sabacef.com. We are grateful for your trust and support.

Boaz R. Weinstein

Founder and Chief Investment Officer

Saba Capital Management, L.P.

The foregoing reflects the views, analysis, and opinions of Saba Capital Management, L.P. (“Saba”) as of June 27, 2024.

[1]	Past performance is no guarantee of future results and shares of the Fund, when sold, may be worth less than their original cost.
[2]	“Total Return” is calculated assuming a purchase of the referenced security/index at the opening on November 1, 2023 and a sale at April 30, 2024 and includes an assumption that dividends/distributions, if any, are reinvested. Additional returns of the Fund on a NAV and market value basis for the reporting period can be found on page 3.
[3]	“Annualized Volatility” is the standard deviation of daily returns (trading days) for any reporting period times sqrt (252), where 252 is the expected number of trading days in an annual period.
[4]	iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The index is market-value weighted with an issuer cap of 3%.
[5]	S-Network Composite Closed-End Fund Index is a fund index designed to serve as a benchmark for closed-end funds listed in the US that principally engage in asset management processes seeking to produce taxable annual yield.
[6]	Indices and other financial benchmarks are provided for illustrative purposes only and do not imply that the Fund will achieve similar performance, returns or volatility or invest in any specific investments that compromise any such index. Comparisons to indices have limitations and material characteristics that may differ from the Fund. Any index information contained herein is included merely to show general trends in the markets in the periods indicated, is not meant to imply that these indices are the only relevant indices or the Fund’s portfolio was similar to the index either in composition or element of risk. Indices referenced in the foregoing letter were selected by us in good faith, but there is no guarantee that such indices are appropriate or suitable for comparison with the Fund’s performance. No assurance is made as to the accuracy of such indices and all information above is subject to revision. In addition, the composition of each of these indices is not under our control and may change over time in the discretion of the respective provider of such index, which may affect the results of the performance comparisons.
[7]	The returns discussed in this paragraph represent the gains and losses that the Fund’s portfolio investments generated during the reporting period and are therefore calculated using a different methodology than the “Total Return” presented in the table to this “Performance Summary” section.

2

Saba Capital Income & Opportunities Fund (Unaudited)	Performance Update
April 30, 2024 (Unaudited)

Average Annual Total Returns (as of April 30,2024)	1 Year	3 Year	5 Year	10 Year
Returns at NAV	5.27%	4.83%	2.48%	3.49%
Returns at Market Value	2.96%	4.09%	3.21%	2.90%
iShares iBoxx $ High Yield Corporate Bond ETF (HYG)[1]	7.45%	0.63%	2.50%	3.13%

Average annual returns for the period since Saba Capital Management, L.P. began managing the Fund on June 4, 2021 are at NAV 4.94% and at market value 3.40%2 .

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that a shareholder's shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by visiting www.sabacef.com.

[1]	iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The index is market-value weighted with an issuer cap of 3%.
[2]	Total investment return is calculated assuming a purchase at the opening on January 1, 2024 and a sale at April 30, 2024 and includes an assumption that dividends/distributions are reinvested.

Semi-Annual Report | April 30, 2024	3

Saba Capital Income & Opportunities Fund (Unaudited)	Performance Update
April 30, 2024 (Unaudited)

Top Ten Holdings by Issuer (as a % of Net Assets)(a)

Stone Ridge Opportunities Fund Feeder LP	12.00%
Grayscale Ethereum Classic Trust	4.52%
Bitwise 10 Crypto Index Fund	2.73%
Level 3 Financing Inc.	2.62%
Pershing Square Holdings, Ltd.	2.57%
Chinos Intermediate 2 LLC	2.50%
Altria Group, Inc.	2.47%
Fidelity Emerging Markets Ltd.	2.39%
MFF Capital Investments, Ltd.	2.14%
Wok Holdings Inc.	2.10%
Top Ten Holdings	36.04%

Portfolio Composition (as a % of Net Assets)(a)

Closed End Funds	30.69%
Senior Loans	14.61%
Private Fund	12.00%
Corporate Bonds	10.69%
Common Stock	5.99%
Investment Trusts	5.18%
Unit Trust	4.52%
Sovereign Debt Obligations	2.52%
Simple Agreement for Future Equity Contracts	2.03%
Mortgage-Backed Securities	1.14%
Preferred Stock	0.96%
Options	0.62%
Futures Contracts	0.44%
Money Market Funds	0.34%
Forward Foreign Currency Contracts	0.23%
Investment in Affiliated Fund	0.23%
Total Return Swap Contracts	0.20%
Warrants	0.16%
Convertible Corporate Bond	0.04%
Rights	0.04%
Special Purpose Acquisition Companies	0.01%
Participation Agreement	0.00%
Preferred Stock	-0.01%
Credit Default Swaptions	-0.23%
To Be Announced Mortgage-Backed Securities Forward Contracts	-0.40%
Unit Trust	-4.21%
Common Stock	-9.19%
Credit Default Swap Contracts	-11.26%
Sovereign Debt Obligations	-49.34%
Total Investment	18.00%
Other Assets in Excess of Liabilities	82.00%
Net Assets	100.00%

(a)	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

4

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

General Risk Factors

Dependence on Key Individuals. Shareholders have no authority to make decisions on behalf of the Fund. The success of the Fund depends upon the ability of key members of the Investment Adviser’s investment team to develop and implement investment strategies that achieve the Fund’s investment objectives. If the Fund were to lose the services of these members, the consequence to the Fund could be material and adverse. In addition, subjective decisions made by the individual CEF Managers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized. Although Saba Capital may allocate assets of the Fund to CEF Managers who use different investment strategies, there can be no assurance that market or other events will not have an adverse impact on the strategies employed by multiple CEF Managers.

Dependence on Service Providers. The Fund is also dependent upon their counterparties and the businesses that are not controlled by the Investment Adviser that provide services to the Fund (the “Service Providers”). Examples of Service Providers include the administrator, custodian, legal counsel, auditors, Principal Financial Officer, and Chief Compliance Officer. Errors are inherent in the business and operations of any business, and although the Investment Adviser will adopt measures to prevent and detect errors by, and misconduct of, counterparties and Service Providers, and transact with counterparties and Service Providers it believes to be reliable, such measures may not be effective in all cases. Errors or misconduct could have a material adverse effect on the Fund and the Investor’s investments therein.

Indemnification. The Fund will indemnify the Investment Adviser and other Service Providers for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the investors. The indemnification obligations of the Fund would be payable from the assets of the Fund.

Third Party Managers. The Fund has and may in the future invest in public and/ private funds managed by third party managers, or may allocate portions of its assets to third party managers to manage on a discretionary basis, if the Investment Adviser determines that such an arrangement represents the best way to access a particular investment opportunity or otherwise expand the investment expertise available to the Fund. The Fund will be subject to various costs relating to such investments, including performance-based and/or fixed asset-based fees or allocations payable to such third party managers. Any such fees and allocations will not reduce the Management Fee.

An investor in an advisory client (any such investor, a “Referring Investor”) of the Investment Adviser may refer to the Investment Adviser one or more third party managers that manage funds and/or accounts in which the Fund may invest. The Fund may invest in one or more funds and/or accounts managed by such third party managers directly or indirectly (through a vehicle managed by such Referring Investor). In exchange for any such referral (or access), a Referring Investor may be compensated through payment or allocation of performance-based or fixed asset-based fees or allocations. A Referring Investor may also be granted preferential terms with respect to its investment in any other advisory client of the Investment Adviser in connection with any referral it makes to the Investment Adviser. Additionally, from time to time, the Fund has in the past invested, and may in the future invest, in funds advised by third party managers where the Investment Adviser also provides advisory services to advisory clients advised by such third party managers. These investments may create a potential conflict of interest for the Investment Adviser to make such investments to receive fees from a Referring Investor or the clients advised by the third party managers. When making an investment of the Fund’s assets with such third party managers, the Investment Adviser will evaluate the facts and circumstances of the proposed investment to assess the appropriateness of the investment in light of the potential conflict of interest.

Selection of Brokers. The Investment Adviser may be subject to conflicts of interest relating to its selection of brokers on behalf of the Fund. Transactions for the Fund will be allocated to brokers on the basis of, among other things, best execution and in consideration of a broker's ability to effect the transactions, its facilities, reliability and financial responsibility, as well as the provision or payment by the broker of the costs of research and research-related services. In addition, brokers may provide other services that are beneficial to the Investment Adviser, but not necessarily beneficial to the Fund, including, without limitation, capital introduction, marketing assistance, consulting with respect to technology, operations or equipment, and other services or items. Such services and items may influence the Investment Adviser's selection of brokers.

Fees and Expenses Risk. The Fund will pay fees and expenses regardless of whether its experience any profits and will be required to pay fees and expenses at the level of the CEFs regardless of whether a CEF experiences any profits (including, for the avoidance of doubt, expenses attributable to trading commissions).

Risks Relating to Market Conditions Generally

General Economic and Market Conditions. The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of the prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets.

Semi-Annual Report | April 30, 2024	5

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Service Providers.

Potential Interest Rate Increases. Uncertainty of the U.S. and global economy, and sensitivity of interest rates to changes in U.S. government and other nations’ monetary and fiscal policies, including changes in the federal funds rate, create a risk that interest rates will be volatile in the future. Interest rate volatility is difficult to predict, and may cause the value of any assets sensitive to interest rates, including fixed-income instruments, held by the Fund and the CEFs to decrease.

Volatile Markets. The prices of financial instruments in which the Fund may invest can be volatile. Price movements of forward and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.

There can be no assurance that the Fund will not suffer material adverse effects from broad and rapid changes in market conditions. Recent market conditions have shown that markets can quickly change at times or in ways that are difficult for the Investment Adviser to predict, so even a well analyzed investment approach may not protect the Fund from significant losses under certain market conditions.

Global Market Investments. The Fund may invest in the equity, debt or other securities and instruments of issuers located outside the United States. In addition to business uncertainties, such investments may be affected by political, social and economic uncertainty affecting a country or region. Many financial markets are not as developed or as efficient as those in the United States, and as a result, liquidity may be reduced and price volatility may be higher. The legal and regulatory environment may also be different, particularly as to bankruptcy and reorganization. Financial accounting standards and practices may differ, and there may be less publicly available information in respect of such companies.

The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. Income received by the Fund from sources within some countries may be reduced by withholding and other taxes imposed by such countries.

The Fund may be subject to additional risks which include possible adverse political and economic developments and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, some of the securities may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. While the Investment Adviser will take these factors into consideration in making investment decisions for the Fund, no assurance can be given that the Fund will be able to fully avoid these risks.

In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could adversely affect global economic conditions and world markets and, in turn, could adversely affect the Fund’s performance.

Emerging Market Investments. Certain markets in which the Fund may invest may be regarded as emerging or developing markets. In emerging and developing markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the- counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place may be subject to manipulation or control. Some emerging and developing market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in financial instruments may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts. Due to the foregoing risks and complications, the costs associated with investments in emerging market securities generally are higher than for securities of issuers based in developed countries.

6

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

Investment Strategy Risk Factors

An investor should be aware that it may lose money. All investments involve the risk of loss of capital. The Investment Adviser believes that the Fund’s investment program and research techniques moderate this risk through a careful selection of investments, the use of short and long positions and other financial instruments. However, no guarantee or representation is made that the Fund’s investment program will be successful. The Fund’s investment program is expected to utilize leverage and may utilize such investment techniques as option transactions, short sales, limited diversification and forward contracts, which can, in certain circumstances, increase the adverse impact to which the Fund’s portfolio may be subject.

Leverage Risks. The use of leverage will, in certain instances, enable the Fund to achieve a higher rate of return than would be otherwise possible. Leverage may take the form of, without limitation, any of the financial instruments described herein, including derivative instruments which are inherently leveraged and trading in products with embedded leverage such as options, short sales, swaps and forwards. The instruments and borrowings utilized by the Fund to leverage investments may be collateralized by the Fund’s portfolio, respectively.

The use of leverage will magnify the volatility of changes in the value of the investments of the Fund. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent the investment is leveraged. The cumulative effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund was not leveraged.

While leverage increases the buying power of the Fund and presents opportunities for increasing total returns, it has the effect of potentially increasing losses as well. For example, funds borrowed for leveraging will be subject to interest, transaction and other costs, and other types of leverage also involve transaction and other costs. Any such costs may or may not be recovered by the return on the Fund’s portfolio. Leverage will increase the investment return of the Fund if an investment purchased with or utilizing leverage earns a greater return than the cost to the Fund of such leverage. The use of leverage will decrease the investment return if the Fund fails to recover the cost of such leverage.

Short Selling.

General Risk. The success of the Fund’s short selling investment strategy depends upon the Investment Adviser’s ability to identify and sell short securities that are overvalued. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position.

Borrowing and Counterparty Risk. There can be no assurance that the Fund will be able to maintain the ability to borrow securities sold short. In such cases, the Fund can be “bought in” (i.e., forced to repurchase securities in the open market to return to the lender). There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market. Purchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Even though the Fund secures a “good borrow” of the security sold short at the time of execution, the lending institution may recall the lent security at any time, thereby forcing the Fund to purchase the security at the then-prevailing market price, which may be higher than the price at which such security was originally sold short by the Fund.

In addition, the Fund may be required to provide additional margin to its counterparties, including its prime brokers, on short notice if the price of a security underlying a short position suddenly rises. If the Fund is unable to deliver the additional margin required, the Fund may need to prematurely close out the short position at unattractive prices, thereby resulting in a substantial loss. Depending on the timing and magnitude of a price increase in respect of an open short position, the Fund may be required to liquidate long positions to meet margin requirements, thereby further increasing the losses (or decreasing the gains) of the Fund.

The Fund may make “short sales against-the-box,” in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against-the-box.

Semi-Annual Report | April 30, 2024	7

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

Further, fees charged to the Fund for borrowing securities may be substantial, and will decrease any gains (or increase losses) associated with a short position.

Short strategies can also be implemented synthetically through various instruments and be used with respect to indices or in the OTC market and with respect to futures and other instruments. In some cases of synthetic short sales, there is no floating supply of an underlying instrument with which to cover or close out a short position and the Fund may be entirely dependent on the willingness of OTC market makers to quote prices at which the synthetic short position may be unwound. There can be no assurance that such market makers will be willing to make such quotes. Short strategies can also be implemented on a leveraged basis.

Short-Squeeze Risk. A so-called “short squeeze” can occur when the price of securities in which the Fund has an open short position rises sharply in a short time frame. The rapid rise may be a result of (i) multiple short sellers seeking to cover their short positions in the same time frame by purchasing the security, resulting a rapid price increase; (ii) market participants collectively purchasing a significant amount of shares, thereby causing a substantial increase the price of such securities; or (iii) one or more lenders of a security that was used to facilitate a short position suddenly demanding the return of the security that has been loaned. A “short squeeze” may result in the Fund having to prematurely close out a short position at relatively unattractive high prices, resulting in a substantial loss. Further, the risk of a “short squeeze” likely will increase if other short sellers, market participants and/or lenders become aware of the Fund’s short positions, including, without limitation, as a result of legally- required reporting with respect to the Fund’s ownership of options to purchase the underlying security being shorted.

Legal Restrictions and Reporting-Related Risk. Certain jurisdictions have enacted restrictions on short selling (including wholesale bans, at times) as well as public disclosure requirements. If additional short selling restrictions and disclosure requirements are enacted, the prices of the instruments in which the Fund invests may be materially affected and the ability of the Investment Adviser to take advantage of opportunities for short selling may be significantly reduced.

Specifically, on October 13, 2023, the SEC adopted new rule 13f-2 (“Rule 13f-2”) of the Exchange Act. Rule 13f-2 requires institutional investment managers to report equity security short positions to the SEC on new Form SHO. While the Form SHO information that the Investment Adviser will file with the SEC (if any) is treated as confidential, the SEC plans to publish aggregated data derived from Form SHO submissions within a month of the end of each reporting period. This information published by the SEC will be the aggregated gross short position for each class of equity security and the aggregate of the net activity reported by all reporting managers for each equity security. In addition, each month the SEC also plans to publish similar aggregated Form SHO data for the prior 12 months that reflect updated information that accounts for any changes that result from amendments and restatements to Form SHO filings. Rule 13f-2 went into effect on January 2, 2024. However, compliance with the Rule 13f-2 reporting requirements will not be required until 12 months later, January 2025, with the SEC commencing the publication of aggregated short position data collected under Rule 13f-2 three months later. In addition, in December 2023, several industry groups sued the SEC to invalidate the rule, although it is not clear whether the case will be resolved before market participants will need to comply with the rule’s requirements.

While the short position information provided by the Investment Adviser to the SEC will be confidential and not available to the public, market participants will now have monthly visibility, albeit on an aggregate basis, into the magnitude of open short positions with respect to a particular issuer. The disclosure that will be provided pursuant to Rule 13f-2 increases the risk that a “short squeeze” could occur in one or more short positions maintained by the Fund because market participants will now have broad and regularly recurring information regarding the open short positions.

Equity Securities Generally. The Fund expects to buy and sell private and public equity securities. The value of equity securities of public and private, listed and unlisted companies and equity derivatives generally varies with the performance of the issuer and movements in the equity markets. As a result, the Fund may suffer losses if it invests in equity instruments of issuers whose performance diverges from the Investment Adviser’s expectations or if equity markets generally move in a single direction and the Fund has not hedged against such a general move. The Fund also may be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering restricted securities for public resale.

Debt Securities Generally. The Fund expects to buy and sell private and government debt securities and instruments. The Fund may buy or sell debt instruments that are unrated, and whether or not rated, the debt instruments may have speculative characteristics. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

8

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

Currency Risks. The Fund’s investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short- term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Investment Adviser may try to hedge these risks by investing directly in foreign currencies, buying and selling forward foreign currency exchange contracts and buying and selling options on foreign currencies, but there can be no assurance such strategies will be effective.

Sovereign Debt. The Fund expects to buy and sell sovereign debt. Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Investment Adviser believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of non-U.S. exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.

Distressed Securities. The Fund expects to invest in “below investment grade” securities and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. It is anticipated that certain debt instruments purchased by the Investment Adviser for the Fund may be non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans. These securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and securities in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Investment Adviser will correctly evaluate the value of the assets underlying the Fund’s investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the investors adequately for the risks assumed.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

High-Yield Securities. The Fund expects to invest in bonds or other fixed income securities, including, without limitation, “higher yielding” (including non-investment grade) debt securities, and may take short positions in these securities. Such securities are generally not exchange traded and, as a result, these financial instruments trade in the over-the-counter marketplace, which is less transparent and has wider bid/ask spreads than the exchange-traded marketplace. The Fund may invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. High-yield securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations and U.S. Government securities or debt securities issued or guaranteed by a non-U.S. government. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

Semi-Annual Report | April 30, 2024	9

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Also, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. High-yield securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). High-yield securities may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by substantially all of the issuer’s assets. High-yield securities may also not be protected by financial covenants or limitations on additional indebtedness.

The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

The Fund may invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer's obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future or that are currently in default and are generally considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result only in partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Bank Loans. The Fund’s investment program may include investments in significant amounts of bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Investment Adviser attempts to compare the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading, which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market.

Second Lien Loans. The Fund may invest in loans that are secured by a second lien on assets. Second lien loans have been a developed market for a relatively short period of time, and there is limited historical data on the performance of second lien loans in adverse economic circumstances. In addition, second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, including rights in bankruptcy which can materially affect recoveries. While there is broad market acceptance of some second lien intercreditor terms, no clear market standard has developed for certain other material intercreditor terms for second lien loan products. This variation in key intercreditor terms may result in dissimilar recoveries across otherwise similarly situated second lien loans in insolvency or distressed situations. While uncertainty of recovery in an insolvency or distressed situation is inherent in all debt instruments, second lien loan products carry more risks than certain other debt products.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

Non-Investment Grade and Unrated Instruments. A portion of the Fund’s assets may be invested in instruments that are unrated or have a credit quality rating below investment grade by internationally recognized credit rating organizations, such as Moody’s Investors Service Inc. and S&P Global Ratings. The market prices of those securities may fluctuate more than higher-rated securities, and may decline significantly in periods of general economic difficulty. Those securities generally are considered to have extremely poor prospects of ever attaining any real investment grade standing and to have a current identifiable vulnerability to default. The issuers or guarantors of those securities are considered to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions. Alternatively, such issuers may be in default or not current in the payment of interest or principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non- investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be less liquid and less active than for higher grade debt securities.

Inflation Risks. The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Credit Risk. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Default Swaps. The Fund expects to invest in credit default swaps. A credit default swap is a contract between two parties which transfers the risk of loss if a company fails to pay principal or interest on time or files for bankruptcy. In essence, an institution which owns corporate debt instruments can purchase a limited form of default protection by entering into a credit default swap with another bank, broker-dealer or financial intermediary. Upon an event of default, the swap may be terminated in one of two ways: (i) by the purchaser of credit protection delivering the referenced instrument to the swap counterparty and receiving a payment of par value, or (ii) by the parties pairing off payments, with the purchaser of the protection receiving a payment equal to the par value of the reference security less the price at which the reference security trades subsequent to default. The first way is the more common form of credit default swap termination.

In the manner described above, credit default swaps can be used to hedge a portion of the default risk on a single corporate bond or a portfolio of bonds. Credit default swaps can be used to implement the Investment Adviser’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payments upon the occurrence of a credit event creates leveraged exposure to the credit risk of the referenced entity. The Fund may also “purchase” credit default protection even in the case in which it does not own the referenced instrument if, in the judgment of the Investment Adviser, there is a high likelihood of credit deterioration. In such instance, the Fund will pay a premium regardless of whether there is a credit event.

The credit default swap market in high-yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment grade securities., creating the risk that the newer markets will be less liquid, and making it potentially more difficult to exit or enter into a particular transaction. Swap transactions dependent upon credit events are priced incorporating many variables including the pricing and volatility of the common stock, potential loss upon default and the shape of the U.S. Treasury Yield curve, among other factors. As such, there are many factors upon which market participants may have divergent views. The Investment Adviser may also enter into credit default swap transactions, even if the credit outlook is positive, if it believes that participants in the marketplace have incorrectly valued the components which determine the value of a swap.

Widening and Narrowing Credit Spreads. The Fund will be impacted by the widening or narrowing of credit spreads. If credit spreads were to narrow, it may result in an increase in the cost to the Fund of buying securities to cover the short position or resulting in the inability of the Fund to cover the short position.

Semi-Annual Report | April 30, 2024	11

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

Index or Index Options. The Fund may also purchase and sell indices as well as call and put options on indices, whether or not stock indices are listed on securities exchanges or traded in the over-the-counter market. An index or index option fluctuates with changes in the market values of the securities included in the index. Specifically, investments in the ABX, CMBX, CDX and iBoxx indices will fluctuate based upon the value of the subprime mortgage bonds, commercial mortgage-backed securities (“CMBS”) and credit default swaps that are part of such index, respectively. The value of subprime mortgage bonds bear various risks, including credit, market, interest rate, structural and legal risks that can each affect the repayment rate of the underlying subprime mortgages; the value of CMBS will be influenced by factors affecting the value of the underlying real estate portfolio, and by the terms and payment histories of such CMBS; and, the value of credit default swaps are subject to the risks described in “Credit Default Swaps” above. In addition, because the value of an index or index option depends upon movements in the level of the index rather than the price of a particular asset, whether the Fund will realize gains or losses from the purchase or writing of options on indices depends upon movements in the level of instrument prices in the assets generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular assets.

Trading of Swaps. The Fund expects to enter into swap transactions. A swap transaction is an individually negotiated, non-standardized derivative agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, currency exchange rates, securities, commodities or other items, indices, or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. Swap contracts are not traded on exchanges and are not otherwise regulated, and as a consequence investors in such contracts do not benefit from regulatory protections. Swap trading is similar to the spot and forward markets in that banks, broker-dealers or their affiliates generally act as principals in the swap markets, and the Fund is subject to risks similar to those described in the discussion of the spot and forward markets.

Futures. The Fund may engage in futures transactions. Futures contracts are usually made on a futures exchange which call for the future delivery of a specified “commodity” at a specified time and place. These contractual obligations, depending on whether one is a buyer or a seller, may be satisfied by making an offsetting sale or purchase of an equivalent futures contract on the same exchange prior to the end of trading in the contract month. Futures prices are highly volatile. Financial instrument and foreign currency futures prices are influenced by, among other things, interest rates, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. The Fund's profitability may depend on its ability to analyze price movements in those markets. Because low margin deposits are normally required, an extremely high degree of leverage is obtainable in futures trading. A relatively small price movement in a futures contract, consequently, may result in large losses. Thus, like other highly leveraged investments, any purchase or sale of a futures contract may result in losses which exceed the amount invested.

Most U.S. futures exchanges limit fluctuations during a single day in futures contract prices by regulations referred to as “daily price fluctuation limits” or “daily limits.” During a single trading day, no trade may be executed at prices beyond the daily limits, and positions in a particular contract can neither be taken nor liquidated at a price beyond the applicable limit. Futures prices in various commodities have occasionally moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses, which could exceed the margin initially committed to such trades. In addition, even if futures prices have not moved the daily limit, the Fund may not be able to execute futures trades at favorable prices if little trading in the contracts the Fund wishes to trade is taking place. It is also possible that an exchange or regulatory authority may suspend trading in a particular contract or order that trading in a contract be conducted for liquidation of open positions only.

Securities Futures Products. The Fund may enter into transactions involving securities futures products for investment, hedging and risk management. Although securities futures contracts share some characteristics with options on securities (options contracts), these products are also different in a number of material ways.

If the Fund purchases an options contract, it has the right, but not the obligation, to buy or sell a security prior to the expiration date. By contrast, if it takes a position in a security futures contract (either long or short), it has both the right and the obligation to buy or sell a security at a future date. The only way the Fund can avoid the obligation incurred by the securities futures contract is to liquidate the position with an offsetting contract.

The purchaser and seller of a security futures contract each enter into an agreement to buy or sell a specific quantity of shares in the underlying security. Based on the movement in prices of the underlying security, a person who holds a position in a security futures contract can gain or lose many times his or her initial margin deposit. In this respect, the benefits of a security futures contract are similar to the benefits of purchasing an option, while the risks of entering into a security futures contract are similar to the risks of selling an option.

Both the purchaser and seller of a security futures contract have daily margin obligations. At least once each day, security futures contracts are marked-to-market and the increase or decrease in the value of the contract is credited or debited to the buyer and seller. As a result, any time the Fund has an open position in a futures contract including security futures products, it may be called upon to meet additional margin requirements. As a consequence of the mark-to-market feature, investors generally feel the effects of gains and losses from such investments immediately.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume is low. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order trading in a particular contract be conducted for liquidation only.

There are other risks of trading security futures products that differ from the risks of investing in securities. Some, but not all, are:

1.     Under certain market conditions it may be difficult or impossible to liquidate a position. If the Fund cannot liquidate a position, it may be impossible to realize a gain from its position or prevent losses from mounting. This could occur, for example, in the event of a trading halt in the underlying security.

2.    Under certain market conditions, the prices of futures interests and security futures products may not maintain their customary or anticipated relationship to the price of the underlying security. This could occur, for example, when the market for the primary security is closed, reporting is delayed or the primary market is illiquid.

3.   The brokerage firm that holds a C the Fund’s futures interests may be required to deliver the Fund’s funds into the accounts of a foreign broker, exchange or clearing organization to satisfy the margin and mark-to-market requirements (if any) of futures contracts traded on foreign exchanges. In the event of the bankruptcy of a counter party, the Fund’s funds may not receive the same protections as they would have in the hands of a domestic broker, exchange or clearing organization.

Forward Trading. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated. There is no limitation on daily price movements and speculative position limits are not applicable. The primary risks associated with entering into such transactions include the risk that there will not be a market for such instruments; that trading will be disrupted because of unusually high trading volume, government intervention or other factors; that there is counterparty credit risk; and that the counterparty may not be able to perform on its obligation under the contract. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. The imposition of controls by governmental authorities might also limit such forward trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Fund. Market illiquidity, trading disruption, or failure of the counterparty to perform could result in major losses to the Fund. To the extent possible, the Investment Adviser endeavors to deal only with counterparties that are creditworthy and reputable institutions, but such counterparties need not be rated investment grade.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

Semi-Annual Report | April 30, 2024	13

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party. Any of these actions could have an adverse effect on the Fund's ability to achieve their investment objective.

Catastrophe Bonds. The Fund expects to invest in catastrophe bonds. Event-linked or catastrophe bonds carry material uncertainties and risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Because Catastrophe Bonds cover “catastrophic” events that, if they occur, will result in significant losses, Catastrophe Bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds”. The rating, if any, primarily reflects the rating agency’s calculated probability that a predefined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Catastrophe Bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Quota Share Notes, Excess of Loss Notes and ILW Notes. The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and / or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties (collectively, “Reinsurance Notes”). As Reinsurance Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult to fully evaluate the underlying risk profile of Reinsurance Notes, which may place the Fund’s assets at greater risk of loss than if the Investment Adviser had more complete information. The lack of transparency may also make the valuation of such investments more difficult and potentially result in mispricing that could result in losses to the Fund. In Reinsurance Notes, the Fund cannot lose more than the amount invested.

Reinsurance Industry Risk. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may also increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event could result in losses to the Fund’s investment, and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Fund could result in substantial losses to the Fund’s investment. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund’s investment.

Duration of Reinsurance-Related Securities. The determination of the level of losses under a reinsurance-related security may be a protracted process and the realizable value of these reinsurance-related securities, particularly those with respect to which a loss event has occurred, will be delayed until the related collateral, if any, is released to the Fund and any remaining associated liabilities are finally determined.

Modeling Risk. The Investment Adviser, in selecting certain investments for the Fund, may consider risk models created in-house or by third parties that are based, in part, on prior transactions, quantitative analysis and industry knowledge. Risk models are designed to assist investors, governments and businesses to understand the potential impact of a wide variety of events and allow such parties to analyze the probability of loss. Risk models are created using historical, scientific and other related data and may incorporate quantitative methods. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence or severity of any particular event and thus may fail to accurately calculate the probability of an event and may underestimate the likelihood of an event. Securities or other investments selected using such methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the analytical framework, the weights placed on each factor, and changing sources of market returns, among others. In addition, any errors or imperfections in a risk model (quantitative or otherwise), analyses, the data on which they are based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Investment Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Investment Adviser as one input in its risk analysis process for Fund investments. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
April 30, 2024 (Unaudited)

Unrated Securities Risk. A portion of the Fund’s assets may be invested in instruments that are unrated or have a credit quality rating below investment grade by internationally recognized credit rating organizations, such as Moody's and S&P Global Ratings. The market prices of those securities may fluctuate more than higher-rated securities, and may decline significantly in periods of general economic difficulty. Those securities generally are considered to have extremely poor prospects of ever attaining any real investment grade standing and to have a current identifiable vulnerability to default. The issuers or guarantors of those securities are considered to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions. Alternatively, such issuers may be in default or not current in the payment of interest or principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher-grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be less liquid and less active than for higher grade debt securities.

When-Issued and Forward Commitment Securities. The purchase of securities on a “when-issued” basis involves a commitment by the Fund to purchase or sell securities at a future date (typically one or two months later). No income accrues on securities that have been purchased on a when-issued basis prior to delivery to the Fund. When-issued securities may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition, it may generate a gain or loss. In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Fund. In such cases, the Fund may incur a loss. One type of security which the Fund is permitted to acquire on a “when-issued” basis is a forward-settling agency MBS where the pool is “to-be-announced”, known as a “TBA”. Pursuant to these TBAs, the Fund will agree to purchase, for future delivery, agency MBS with certain principal and interest terms and certain types of underlying collateral, but where the specific agency MBS to be delivered will not be identified until shortly before the TBA settlement date. In the case of TBAs there is an additional risk that, when the actual terms of the underlying mortgage pool become known, the Fund may be exposed to greater risk than anticipated.

Illiquid Investments. The Fund may invest in securities, bank debt, private funds and companies, other assets and/or third-party managers and other claims, which are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to execute a buy or sell order on exchanges at the desired price or to liquidate an open position due to market conditions, including the operation of daily price fluctuation limits. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. If trading on an exchange is suspended or restricted, the Fund may not be able to execute trades or close out positions on terms that the Investment Adviser believes are desirable. Realization of value from such investments may be difficult in the short-term, or may have to be made at a substantial discount compared to other freely tradable investments. An investment in the Fund is suitable only for certain sophisticated investors who do not require immediate liquidity for their investments.

Valuation. Securities which the Investment Adviser believes are fundamentally undervalued or overvalued may not ultimately be valued in the capital markets at prices and/or within the time frame the Investment Adviser anticipates. In particular, purchasing securities at prices which the Investment Adviser believes to be distressed or below fair value is no guarantee that the price of such securities will not decline even further.

Derivative Investments. The prices of derivative instruments, including futures and options, are highly volatile. Payments made pursuant to swap agreements may also be highly volatile. Price movements of futures and options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of futures, options and swap agreements also depends upon the price of the commodities underlying them. In addition, the Fund’s assets are subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses or counterparties.

The Fund may buy or sell (write) both call options and put options, and when it writes options, it may do so on a “covered” or an “uncovered” basis. A call option is “covered” when the writer owns securities of the same class and amount as those to which the call option applies. A put option is covered when the writer has an open short position in securities of the relevant class and amount. The Fund’s option transactions may be part of a hedging strategy (i.e., offsetting the risk involved in another securities position) or a form of leverage, in which the Fund has the right to benefit from price movements in a large number of securities with a small commitment of capital. These activities involve risks that can be substantial, depending on the circumstances.

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In general, without taking into account other positions or transactions the Fund may enter into, the principal risks involved in options trading can be described as follows: When the Fund buys an option, a decrease (or inadequate increase) in the price of the underlying security in the case of a call, or an increase (or inadequate decrease) in the price of the underlying security in the case of a put, could result in a total loss of the Fund’s investment in the option (including commissions). The Fund could mitigate those losses by selling short, or buying puts on, the securities for which it holds call options, or by taking a long position (e.g., by buying the securities or buying calls on them) in securities for which it holds put options.

When the Fund sells (writes) an option, the risk can be substantially greater than when it buys an option. The seller of an uncovered call option bears the risk of an increase in the market price of the underlying security above the exercise price. The risk is theoretically unlimited unless the option is “covered”. If it is covered, the Fund would forego the opportunity for profit on the underlying security should the market price of the security rise above the exercise price. If the price of the underlying security were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the security.

Swaps and certain options and other customized instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty, market risk, liquidity risk and operations risk.

Hedging Transactions. The Fund may utilize financial instruments, both for investment purposes and for risk management purposes in order to (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of the Fund’s investment portfolio; (iii) facilitate the sale of any such investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund’s liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date or (vii) for any other reason that the Investment Adviser deems appropriate.

The success of the Fund’s hedging strategy will depend, in part, upon the Investment Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the portfolio investments being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Investment Adviser’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in such hedging transactions. For a variety of reasons, the Investment Adviser may not seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The Investment Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings.

Closed-End Funds (the “CEFs”). The Fund does invest globally in CEFs that are operated by a diversified group of U.S. and non-U.S. closed-end fund managers (“CEF Managers”). To the extent that such CEFs invest in financial instruments similar to those invested in by the Fund, the risk factors that are set forth herein with respect to such instruments will also apply to the CEFs in which the Fund invests, and thus indirectly apply to the Fund.

Risks Relating to Underlying CEF Managers. CEF Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide the adequate operating environment for a CEF such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting. CEF Managers may also face competition from other investment managers, which may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel. Additionally, certain CEF Managers may pursue over time different investment strategies which may limit the Fund’s ability to assess a CEF Manager’s ability to achieve its longterm investment objective. Furthermore, a CEF Manager may face additional risks as the assets of a CEF increase over time. In such instances, a CEF Manager may not be able to handle properly the operating volumes of a CEF with an increased capital basis. Also, a CEF Manager may be unable to manage a CEF’s increased assets effectively because it may be unable to maintain such CEF’s current investment strategy or find the types of investments better suited for a CEF with an increased capital basis.

Independent CEF Managers. CEF Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that such CEF Managers do, in fact, hold offsetting positions, the Fund, considered as a whole, may not achieve any gains or losses despite incurring investment expenses, including, without limitation, performance-based compensation. In addition, there may often be times when a particular CEF Manager may receive performance-based compensation in respect of the Fund’s investments for a period even though the Fund’s overall portfolio depreciated during such period. Some CEF Managers also may compete with each other from time to time for the same positions in certain markets. Such competition may adversely affect the performance of CEFs managed by such CEF Managers. In addition, although the Investment Adviser receives detailed information from each CEF Manager regarding its investment performance and investment strategy, the Investment Adviser may have little or no means of independently verifying this information. A CEF Manager may use proprietary investment strategies that are not fully disclosed to the Investment Adviser, which may involve risks that are not anticipated by the Investment Adviser.

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Misconduct or Bad Judgment of CEF Managers and Their Service Providers. Misconduct by employees of CEF Managers or by third-party service providers of such CEFs could cause losses to the Fund. Employee misconduct may include binding a CEF to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in either case, may result in unknown and unmanaged risks or losses) or other fraud. Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. Although the Investment Adviser will seek to monitor CEF Managers and their CEFs, such measures may not be effective in all cases in detecting fraud or misconduct.

In addition, the Fund will still face the risk of CEF Manager misrepresentation, material strategy alteration or poor judgment. Although CEF Managers are required to adhere to the offering documents for the respective funds, the Investment Adviser cannot control the investments made by a CEF Manager. The Investment Adviser’s sole remedy in the event of a deviation by a CEF Manager from its offering documents (such as in the case of “style drift”) may be to cause the Fund to withdraw capital from a CEF Manager’s fund, subject to any applicable withdrawal restrictions.

Style Drift. The Investment Adviser relies primarily on information provided by CEF Managers in assessing a CEF Manager’s defined investment strategy, the underlying risks of such a strategy and, ultimately, determining whether, and to what extent, it will allocate the Fund’s assets to particular CEF Managers. “Style drift” is the risk that a CEF Manager may deviate from his or her stated or expected investment strategy. Style drift can occur abruptly if a CEF Manager believes it has identified an investment opportunity for higher returns from a different approach (and the manager disposes of an interest quickly to pursue this approach) or it can occur gradually, such as if, for instance, a “value”-oriented CEF Manager gradually increases a CEF’s investments in “growth” stocks. Style drift can also occur if a CEF Manager focuses on factors it had deemed immaterial in its offering documents --such as particular statistical information or returns relative to certain benchmarks. Additionally, style drift may result in a manager pursuing investment opportunities in an area in which it has a competitive disadvantage or is outside the manager’s area of expertise (e.g., a large-cap manager focusing on small-cap investment opportunities). Moreover, style drift poses a particular risk for multiple-manager structures since, as a consequence, the Fund may be exposed to particular markets or strategies to a greater extent than was anticipated by the Investment Adviser when it assessed the portfolio’s risk-return characteristics and allocated assets to a CEF Manager (and which may, in turn, result in overlapping investment strategies among various CEF Managers).

Special Purpose Acquisition Companies. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC’s management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Investors in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s initial public offering (“IPO”) price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account. Investors in a SPAC are subject to the risk that, among other things, (i) such SPAC may not be able to complete a qualifying business combination by the deadline established at the time of its IPO, (ii) assets in the trust account may become subject to third-party claims against such SPAC, which may reduce the per share liquidation value received by the investors in the SPAC in the event it fails to complete a business combination within the required time period, (iii) such SPAC may be exempt from the rules promulgated by the SEC to protect investors in “blank check” companies, such as Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), so that investors in such SPAC may not be afforded the benefits or protections of those rules, (iv) such SPAC will likely only complete one business combination, which will cause its returns and future prospects to be solely dependent on the performance of a single acquired business, (v) the value of any target business, including its stock price as a public company, may decrease following its acquisition by such SPAC, (vi) the value of the funds invested and held in the trust account may decline, (vii) the inability to redeem due to the failure to hold the securities in the SPAC on the applicable record date to do so, and (viii) if the SPAC is unable to consummate a business combination, public stockholders will be forced to wait until the deadline before liquidating distributions are made. The Fund may invest in a SPAC that, at the time of investment, has not selected or approached any prospective target businesses with respect to a business combination. In such circumstances, there may be limited basis for the Fund to evaluate the possible merits or risks of such SPAC’s investment in any particular target business. In addition, to the extent that a SPAC completes a business combination, it may be affected by numerous risks inherent in the business operations of the acquired company or companies. For these and additional reasons, investments in SPACs are speculative and involve a high degree of risk.

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Further, SPACs are structured as publicly-traded blank check companies. Accordingly, the Fund will also be subject to risks that arise from investments in vehicles that are managed by independent third parties, as well as the risk that the underlying business combinations being pursued by the SPACs in which the Fund invests will not be consummated or will not be successful.

Founder’s Equity and Sponsor Vehicle Investments. The Fund may invest in founder’s equity, consisting of founder’s shares and/or private placement warrants issued by a SPAC in connection with its formation and IPO, either directly or indirectly through equity interests in a related sponsor vehicle which holds such founders equity instruments. Founder’s shares are similar to the shares of stock issued by a SPAC in its IPO, but have no right to receive any proceeds from a SPAC’s trust account pursuant to redemption or liquidation of the SPAC. Similarly, private placement warrants have terms that mirror those of the warrants issued by a SPAC in connection with its IPO, but expire worthless if the SPAC fails to consummate a qualifying business combination within the required time period. As a result, an investment in founder’s equity of a SPAC poses a risk of total loss of investment in the event the SPAC is unsuccessful in completing a business combination. In addition, the Fund may be required to agree to certain terms, including with respect to the acquisition, holding and/or voting of its liquid position in a SPAC, in order to receive exposure to a SPAC’s founder’s equity. Any founders shares distributed to the Fund will also typically be subject to a lock-up period subsequent to completion of a business combination, which will restrict the Fund’s ability to dispose of such shares for up to one year after a SPAC completes its business combination. Similar to SPAC PIPE shares, founder’s shares, private placement warrants, and any shares issued upon exercise of such private placement warrants, will also be restricted securities, which further limit their liquidity absent registration under the Securities Act.

Risks Relating to Investments In Exchange Traded Funds/Trusts that invest in cryptocurrencies or similar digital assets that utilize blockchain technology. Consistent with the Fund’s closed-end fund investment approach, where the Fund seeks to capitalize on the difference between a closed-end fund’s aggregate asset value and its net asset value, the Fund has and may in the future invest in exchange traded investment funds/trusts that invest in cryptocurrencies or similar assets that utilize blockchain technology (such as, the Grayscale Bitcoin Trust) and the Fund may hedge such investments through the use of other securities (including other exchange trade funds that own virtual currencies) and derivatives of virtual currencies, in each case, to the extent permitted by, and in accordance with, any future law, regulation, guidance, or exemptive relief provided by the SEC or its staff or other regulatory agency or body having jurisdiction. The Fund expects that any such investments are likely to constitute only a small proportion of its portfolio.

The following Risk Factors relate to investment held by exchange traded investment funds/trusts that invest in cryptocurrencies or similar assets:

Virtual currencies are relatively new, evolving products based upon new and evolving technologies. An investment in any virtual currency is subject to a variety of risks, including technological, security and regulatory risks as well as associated uncertainties over the future existence, support and development of such virtual currency. Virtual currencies may also experience unusual volatility. Any such investment is highly speculative and subject to the risk that the entirety or a material portion of such investment or its value may be lost. Virtual currency derivatives, such as futures or options on futures on a virtual currency, are also a relatively new asset class, and trading in these instruments, like trading in the virtual currencies themselves, carries a high level of risk. Investments in virtual currency derivatives, like direct investments in virtual currencies, should be considered speculative and may to result in a total loss of capital. Virtual currencies are not legal tender, but a type of highly decentralized electronic commodity that is not typically backed by any intermediating authority, such as a central bank or a national, supra-national or quasi- national organization, or any hard assets, human capital, or other form of credit. Rather, their value is based on (and fluctuates frequently according to) supply and demand factors, the number of merchants that accept the currency, and the value that various market participants place on it through their mutual agreement, barter or transactions.

The creation of new units of the virtual currency, as well recordation of ownership and transactions in the currency, is typically driven by an algorithmic system distributed over a very large computer network with many participants. Typically, an individual virtual currency unit exists as a record in a digital file, based upon a mathematical proof, and is comprised of a public key that encrypts a transaction value and a private key that decrypts it. Virtual currencies allow users to send payments within a decentralized, peer-to-peer network, and do not require a central clearinghouse or financial institution clearing transactions.

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Cybersecurity Risk. Because of the cryptographic characteristics of virtual currency networks and their large number of users, direct attacks on the integrity of a virtual currency network (such as to change ownership, the number of units of the virtual currency in circulation, or the history of transactions) are generally considered impractical, but new technological developments or unforeseen technical flaws in a virtual currency’s algorithm could create opportunities for disruption. If the basic algorithm of a virtual currency were compromised, the value of the virtual currency itself, and derivatives thereupon, could be severely affected. Note, also, that the electronic exchanges and third-party custodians that facilitate trading in virtual currencies may experience, and have experienced, cybersecurity incidents of their own. As described below, depending upon the electronic custody arrangements used by an exchange, a compromise of its systems can result in an irreversible loss of virtual currency for users even if the algorithm of the virtual currency itself remains technically sound. Hackers or malicious actors may launch attacks to steal, compromise, or secure virtual currencies, such as by attacking virtual currency network source code, exchange servers, third-party platforms, cold and hot storage locations or software, or virtual currency transaction history, or by other means. Depending upon the scale of such an incident, it could have systemic effects upon the value and liquidity of a virtual currency. Although virtual currency derivatives may not be directly exposed to this latter so-called “wallet risk”, major disruptions to one or more virtual currency exchanges could have valuation effects on a virtual currency that would negatively impact the value of its derivatives in turn.

Risks Associated With “Digital Wallets”. Exchange traded funds and trusts may use digital currency “wallets” (a “virtual currency wallet” being a programmatic record system that contains virtual currency units) provided by exchanges or other third-parties to hold all or a portion of such exchange traded fund’s and trust’s virtual currencies. Such funds may be unable to conduct detailed information technology diligence on such third-party wallet providers and, as a result, may not be aware of all security vulnerabilities and risks. Certain third-party wallet providers might not indemnify the exchange traded fund or trust against any losses of virtual currencies. Certain virtual currencies are intended to be controllable only by the possessor of both the unique public and private keys relating to the local or online digital wallet in which such virtual currencies are held. If private keys relating to such exchange traded fund’s or trust’s virtual currency holdings are lost, destroyed or otherwise compromised and such private keys are not capable of being restored by a virtual currency network, such exchange traded fund or trust may be unable to access the related virtual currencies. Further, virtual currencies are typically transferred digitally, through electronic media not controlled or regulated by any entity. If a virtual currency transfers to the wrong destination, the exchange traded fund or trust may be unable to recover the virtual currency or its value.

Price Volatility Risks. A principal risk in trading virtual currencies and virtual currency derivatives is the rapid fluctuation of their market price. Virtual currencies experience significant price volatility, which may result in substantial changes in the value of a derivative contract on the underlying virtual commodity. The price of virtual currencies may be affected generally by a wide variety of complex and difficult to predict factors such as virtual currency supply and demand; rewards and transaction fees for the recording of transactions; availability and access to virtual currency service providers (such as payment processors), exchanges or other virtual currency users and market participants; perceived or actual virtual currency network or virtual currency security vulnerability; inflation levels; fiscal policy; interest rates; and political, natural and economic events. Additionally, the highly distributed nature of virtual currency trading can complicate efficient price discovery for a virtual currency in the marketplace, an effect compounded by the fact that the distributed network responsible for processing virtual currency transactions may have a relatively limited transaction volume.

Fluctuations in the underlying virtual currency’s value between the time that a trade is placed for a virtual currency futures contract and the time that an attempt is made to it liquidate it will affect the value of a futures contract and the potential profit and losses related to it.

Like futures generally, virtual currency futures are also traded using initial margin, which permits positions to be established in these instruments whose value exceeds the initial investment. Because the initial margin of a virtual currency derivative may be set as a percentage of the value of the contract, margin requirements for a long position may significantly increase if price of the contract rises. Additionally, due to the leverage effect provided by initial margin, unfavorable movements in the price of a virtual currency future can produce substantial losses compared to the size of the size of the initial investment. These risks are enhanced in the context of increased price volatility. There is no guarantee that the exchange traded fund or trust will be able to achieve a better than average market price for virtual currencies in owns through such exchange traded fund or trust or virtual currency derivatives or will purchase such assets at the most favorable price available.

Virtual Currencies are Speculative Investments. To date, speculators and investors seeking to profit from either short- or long-term holding of virtual currencies have driven much of the demand for these products. Virtual currencies typically have a very limited commercial and retail market application, thus contributing to price volatility that could adversely affect an investment. Virtual currencies are not yet widely adopted as a means of payment for goods and services, and banks and other established financial institutions may refuse to process funds for virtual currency transactions, process wire transfers to or from their exchanges, as well as virtual currency-related companies or service providers, or maintain accounts for persons or entities transacting in virtual currencies. Accordingly, investments in virtual currencies and virtual currency derivatives should be considered highly speculative.

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Risk of Competition. As purely algorithmic constructs, virtual currencies present a relatively low barrier to entry for new financial products, and competitive products for a particular virtual currency may readily develop and vie for market share.

Fees Associated With Virtual Currency Networks. Virtual currency network participants may charge a fee for effectuating certain essential services, such as transaction recording. These fees are sensitive to prevailing market conditions and may increase during periods of high volume.

Risks Associated With Virtual Currency Exchanges. The virtual currency exchanges on which virtual currencies trade are relatively new and largely unregulated and may therefore be more exposed to theft, fraud and failure than established, regulated exchanges for other products. Liquidity for a virtual currency may be inconsistent or limited, particularly during periods of market stress. Virtual currency exchanges may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend redemptions entirely, rendering the exchange of virtual currency difficult or impossible. Virtual currency exchanges are appealing targets for cybercrime, hackers and malware. It is possible that any such exchange may cease operations due to theft, fraud, security breach, liquidity issues, anti-money laundering issues or government investigation. While the virtual currency spot trading market is relatively unregulated, investors should note that both U.S.-domestic and foreign regulators have applied serious sanctions, including trading bans, to virtual currency exchanges that were found derelict under applicable laws. In addition, banks may refuse to process wire transfers to or from exchanges. Over the past several years, many exchanges have, indeed, closed due to fraud, theft, government or regulatory involvement, failure or security breaches, or banking issues. The exchange traded fund and trust may be unable to replace missing virtual currencies or seek reimbursement for any theft of virtual currencies.

While virtual currencies have been determined to be commodities under the U.S. Commodity Exchange Act, as amended, the CFTC’s regulatory oversight authority over commodity cash markets is limited. The CFTC maintains general anti-fraud and manipulation enforcement authority over virtual currency cash markets as a commodity in interstate commerce. However, recourse for recovery of any fiat currency lost as a result of participating in a virtual currency exchange may be limited in practice due to technological considerations. The spot and underlying markets for virtual currency are relatively opaque systems in which the ultimate beneficial owners of units of virtual currency may be difficult or impossible to identify, complicating antitheft and antifraud measures by virtual currency exchanges or regulators.

Risks Associated With Virtual Currency Derivatives Exchanges. Futures exchanges subject to U.S. jurisdiction that trade in virtual currency derivatives are responsible for regulating their activities with CFTC oversight; certain exchanges have also contracted with the NFA to implement monitoring and rule compliance in furtherance of the CFTC’s rules. Exchange-traded virtual currency derivatives that are subject to CFTC jurisdiction mitigate some of the risks of direct participation in virtual currency trading by interposing regulated facilities and contracts between traders and the underlying virtual currency market. Nevertheless, to the extent that disruptions in the exchanges of an underlying virtual currency affect the value of that commodity, derivatives in that virtual currency may be negatively impacted as well.

Futures commission merchants may impose enhanced trading restrictions upon virtual currency derivatives due to their novel and highly speculative nature. Virtual currency derivatives contracts may be subject to additional margin, dynamic price limits, position limits, or prohibitions on trading strategies such as certain forms of short selling or give-up/give-in transactions. Designated contract markets for virtual currency derivatives may impose trading halts that may restrict a market participant’s ability to exit a position during a period of high volatility. Such features could affect the ability of the Investment Adviser to expand or exit a position in virtual currency derivatives at the most financially opportune moment, potentially resulting in losses to the Fund.

Additional Regulatory Considerations. The regulatory schemes affecting virtual currencies may not be fully developed. Government action or regulation may directly or indirectly affect a virtual currency market or network, influencing virtual currency use or prices. It is possible that any jurisdiction may, in the near or distant future, adopt laws, regulations, policies or rules directly or indirectly affecting a virtual currency network, generally, or restricting the right to acquire, own, hold, sell, convert, trade, use or exchange virtual currencies. Like virtual currencies themselves, virtual currency derivatives exist within an evolving regulatory landscape and could also become subject to new regulations with valuation consequences for these instruments. Such changes could be difficult or impossible to predict.

Additional Tax Considerations. Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a regulated investment company like the Fund, would be treated as non-qualifying income for purposes of the income test applicable to regulated investment companies. Accordingly, to the extent the Fund invests in cryptocurrencies futures, or investment vehicles that invest in cryptocurrencies, it will do so through a subsidiary.

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In 2014, the IRS released a notice (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is “property,” (ii) is not “currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets.

Other tax issues include the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to Grayscale Bitcoin Trust’s intended treatment of such events. There is limited guidance from the IRS with respect to the treatment of bitcoin for tax purposes. In any event, there can be no assurance that the IRS will not alter its positions or otherwise provide further guidance, potentially retroactive in effect, with respect to digital assets in the future or that a court would uphold the treatment set forth in the Notice and the Ruling & FAQs or in other guidance.

It is unclear what additional guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued or when such guidance may be issued. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for the Fund or the subsidiary and could have an adverse effect on the value of bitcoin, ether and other cryptocurrencies.

The foregoing list of material risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund opportunistically implements strategies it believes from time to time will be best suited to prevailing market conditions and to the Investment Adviser’s investment experience. Such strategies or approaches may involve higher levels of risk than the ones discussed herein. There can be no assurance that the Investment Adviser will be successful in applying any strategy or discretionary approach to the Fund’s investments.

Investors and prospective investors should read this entire risk disclosure as well as the more complete list of Fund Risk Factors and other materials set forth on the Fund’s website (https://www.sabacef.com), the definitive proxy describing the Fund’s investment program (as amended), and the Fund’s Prospectus. Investors and prospective investors should consult with their own advisors before deciding whether to invest in the Fund. In addition, prospective and current investors should note that the Prospectus is and may become outdated and/or inaccurate as the Fund’s investment program may develop and change over time. An investment in the Fund may be subject to additional and different risk factors that are not outlined above.

Semi-Annual Report | April 30, 2024	21

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Principal Amount	Fair Value
CORPORATE BONDS - 10.69%
Communications - 3.02%

Altice France Holding SA, 5.500%, 10/15/2029	$2,644,000	$1,745,040
Charter Communications Operating Capital, 3.500%, 03/01/2042	5,000,000	3,171,970
CommScope Inc, 8.250%, 03/01/2027	951,000	366,135
CSC Holdings LLC, 3.375%, 02/15/2031	559,000	345,182
DISH Network Corp., 11.750%, 11/15/2027	2,570,000	2,600,520
Level 3 Financing Inc., 10.500%, 05/15/2030	1,556,000	1,563,780
Level 3 Financing Inc., 3.875%, 10/15/2030	666,000	369,630
		10,162,257
Consumer Discretionary - 1.82%

Adtalem Global Education, Inc., 5.500%, 03/01/2028(a)	4,195,000	3,985,250
RR Donnelley & Sons Co., 8.250%, 07/01/2027(a)	333,000	333,083
RR Donnelley & Sons Co., 9.750%, 07/31/2028(a)	1,397,000	1,522,730
Selina Hospitality PLC, 6.000%, 11/01/2029(a)	4,907,713	276,304
		6,117,367
Consumer Staples - 3.11%

Altria Group, Inc., 4.250%, 08/09/2042	10,614,000	8,309,085
BAT Capital Corp., 3.7340%, 09/25/2040	3,000,000	2,157,994
		10,467,079
Financials - 1.48%

Morgan Stanley, 0.000% (Variable Rate), 04/30/2030(h)	25,000	15,293
Morgan Stanley, 0.000% (Variable Rate), 07/31/2030(h)	80,000	53,788
Morgan Stanley, 0.000% (Variable Rate), 10/30/2030(h)	80,000	48,229
Morgan Stanley, 0.000% (Variable Rate), 09/26/2033(h)	428,000	263,241
Morgan Stanley, 0.000% (Variable Rate), 10/31/2033(h)	266,000	141,328
Morgan Stanley, 0.000% (Variable Rate), 02/28/2034(h)	478,000	260,407
Morgan Stanley, 0.000% (Variable Rate), 03/31/2034(h)	302,000	166,889
Morgan Stanley, 0.000% (Variable Rate), 04/30/2034(h)	66,000	35,516
Morgan Stanley, 0.000% (Variable Rate), 05/30/2034(h)	89,000	51,223
Morgan Stanley, 0.000% (Variable Rate), 06/30/2034(h)	460,000	263,581
Morgan Stanley, 0.000% (Variable Rate), 07/31/2034(h)	25,000	14,376
Morgan Stanley, 0.000% (Variable Rate), 08/29/2034(h)	171,000	95,909
Morgan Stanley, 0.000% (Variable Rate), 09/30/2034(h)	319,000	177,593
Morgan Stanley, 0.000% (Variable Rate), 10/08/2034(h)	32,000	17,549
Morgan Stanley, 0.000% (Variable Rate), 10/31/2034(h)	641,000	353,537
Morgan Stanley, 0.000% (Variable Rate), 11/28/2034(h)	256,000	128,872
Morgan Stanley, 0.000% (Variable Rate), 01/30/2035(h)	244,000	132,193
Morgan Stanley, 0.000% (Variable Rate), 02/27/2035(h)	36,000	19,191
Morgan Stanley, 0.000% (Variable Rate), 03/31/2035(h)	641,000	329,381
Morgan Stanley, 0.000% (Variable Rate), 02/29/2036(h)	61,000	32,509
Morgan Stanley, 0.000% (Variable Rate), 04/28/2036(h)	10,000	5,260
Morgan Stanley, 0.000% (Variable Rate), 06/30/2036(h)	40,000	20,888
Morgan Stanley, 0.000% (Variable Rate), 08/31/2036(h)	2,289,000	1,352,753
Morgan Stanley, 0.000% (Variable Rate), 09/30/2036(h)	40,000	21,955
Morgan Stanley, 0.000% (Variable Rate), 11/29/2036(h)	103,000	56,984
Morgan Stanley, 0.000% (Variable Rate), 01/31/2037(h)	224,000	122,949
Morgan Stanley, 0.000% (Variable Rate), 03/31/2037(h)	747,000	438,953
Morgan Stanley, 0.000% (Variable Rate), 04/28/2037(h)	40,000	24,781

22

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Principal Amount	Fair Value
Morgan Stanley, 0.000% (Variable Rate), 05/31/2037(h)	$25,000	$13,751
Morgan Stanley, 0.000% (Variable Rate), 08/31/2037(h)	58,000	30,222
UBS Group AG, 0.000% (Variable Rate), 07/31/2030(h)	10,000	6,572
UBS Group AG, 0.000% (Variable Rate), 10/30/2030(h)	420,000	276,616
		4,972,289
Materials - 0.26%

Cleveland-Cliffs Steel Corp., 7.000%, 03/15/2027	880,000	877,800

Real Estate - 0.83%

China Evergrande Group, 8.250%, 03/23/2022(b)(e)	13,307,000	199,605
China Evergrande Group, 9.500%, 04/11/2022(b)(e)	2,253,000	33,795
China Evergrande Group, 11.500%, 01/22/2023(b)(e)	6,500,000	97,500
China Evergrande Group, 10.000%, 04/11/2023(b)(e)	7,018,000	105,270
China Evergrande Group, 7.500%, 06/28/2023(b)(e)	15,065,000	225,975
China Evergrande Group, 12.000%, 01/22/2024(b)(e)	5,701,000	85,515
China Evergrande Group, 9.500%, 03/29/2024(b)(e)	10,811,000	162,165
China Evergrande Group, 10.500%, 04/11/2024(b)(e)	17,000,000	255,000
China Evergrande Group, 8.750%, 06/28/2025(b)(e)	108,930,000	1,633,950
		2,798,775
Technology - 0.17%

RRD Parent Inc., 10.000%, 10/15/2031(a)	202,641	353,526
UNISYS Corp., 6.875%, 11/01/2027(a)	249,000	217,253
		570,779

TOTAL CORPORATE BONDS		35,966,346
(Cost $56,159,410)

	Principal Amount	Fair Value
SENIOR LOANS - 14.61%
Communication Services - 3.60%

AMC Entertainment Holdings Inc., Term B-1 Loan, TSFR1M + 3.115%, 04/22/2026	5,994,751	5,219,539
Level 3 Financing Inc., Term B-1 Loan, TSFR1M + 6.560%, 04/15/2029	7,000,000	6,896,260
		12,115,799
Consumer Discretionary - 6.54%

24 Hour Fitness Worldwide, Inc., First Lien Term Loan, TSFR3M + 5.000%, 12/29/2025(b)	295,667	146,848
Chinos Intermediate 2 LLC, Term Loan, TSFR3M + 8.000%, 09/10/2027	8,385,014	8,429,581
ClubCorp Holdings Inc., Term Loan, TSFR1M + 5.000%, 09/18/2026	6,118,029	6,139,441
NPC International, Inc., Second Lien Term Loan, 3M US L + 7.500%, 04/18/2025(i)(c)	605,000	-
The GEO Group, Inc., Term B Loan, TSFR1M + 5.250%, 04/18/2029	220,000	223,323
Wok Holdings Inc., First Lien Term Loan, TSFR3M + 6.500%, 03/01/2026	7,124,223	7,064,130
		22,003,323

Semi-Annual Report | April 30, 2024	23

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Principal Amount	Fair Value
Consumer Staples - 0.40%

Moran Foods LLC, First Lien Term Loan, TSFR3M + 7.250%, 06/30/2026	$927,417	$718,749
Moran Foods LLC Fist Lien A&R 2023 FLFO PIK Term Loan, TSFR3M +7.250%, 06/30/2026(i)(c)	487,705	-
Moran Foods LLC First Lien A&R 2023 FLSO PIK Term Loan, TSFR3M + 7.250%, 12/31/2026	894,802	644,257
		1,363,006
Energy - 0.00%(d)

GMP Borrower LLC, First Lien Term Loan, TSFR3M + 4.500%, 10/28/2027	15,052	14,073

Industrials - 2.49%

American Airlines Group Inc., Term Loan, TSFR1M + 3.5%, 05/29/2029	5,000,000	5,023,975
Multi-Color Corp., Term Loan, TSFR1M + 5%, 10/29/2028	3,436,212	3,370,288
		8,394,263
Information Technology - 1.54%

Diebold Nixdorf Inc., Term Loan, TSFR1M + 7.55%, 08/11/2028	5,040,000	5,166,000

Materials - 0.04%

CPC Acquisition Corp., Second Lien Term Loan, TSFR3M + 7.750%, 12/29/2028	175,000	105,044

TOTAL SENIOR LOANS		49,161,508
(Cost $49,957,511)

	Principal Amount	Fair Value
CONVERTIBLE CORPORATE BOND - 0.04%
Communications - 0.04%

Altice France Holding SA, 8.000%, 05/15/2027	429,000	137,134

TOTAL CONVERTIBLE CORPORATE BOND		137,134
(Cost $161,832)

	Principal Amount	Fair Value
SOVEREIGN DEBT OBLIGATIONS - 2.52%
Sovereign - 2.52%

Ukraine Government International Bond, 7.750%, 09/01/2025(b)(e)	5,592,000	1,775,460
Ukraine Government International Bond, 7.750%, 09/01/2027(b)(e)	258,000	74,499
Ukraine Government International Bond, 6.750%, 06/20/2028(b)(e)	805,000	233,521
Ukraine Government International Bond, 7.750%, 09/01/2028(b)(e)	3,462,000	983,763
Ukraine Government International Bond, 7.750%, 09/01/2029(b)(e)	10,741,000	3,061,185
Ukraine Government International Bond, 9.750%, 11/01/2030(b)(e)	4,146,000	1,285,260
Ukraine Government International Bond, 6.876%, 05/21/2031(b)(e)	1,177,000	303,079
Ukraine Government International Bond, 7.375%, 09/25/2034(b)(e)	1,679,000	422,604
Ukraine Government International Bond, 7.253%, 03/15/2035(b)(e)	516,000	131,580
Ukraine Government International Bond, 0.000%, 08/01/2041(b)(e)	364,000	195,650

TOTAL SOVEREIGN DEBT OBLIGATIONS		8,466,601
(Cost $9,015,461)

24

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES - 1.14%
Federal National Mortgage Association (FNMA) - 1.14%

FNMA, Series 427, Class C20, 2.000%, 02/25/2051	$7,183,866	$937,887
FNMA, Series 437, Class C8, 2.500%, 06/25/2052	5,973,886	950,364
FNMA, Series 428, Class C15, 3.000%, 07/25/2052	2,383,402	399,246
FNMA, Series 429, Class C5, 3.000%, 10/25/2052	8,641,544	1,566,438

TOTAL MORTGAGE-BACKED SECURITIES		3,853,935
(Cost $3,561,603)

	Shares	Fair Value
COMMON STOCK - 5.99%
Commercial Services - 0.08%
Travel Port Technology Ltd.	69	254,653

Communication Services - 1.68%

Trump Media & Technology Group(c)(f)	34,903	591,257
Weibo Corp	586,434	5,055,061
		5,646,318
Consumer Discretionary - 0.08%

24 Hour Fitness Worldwide(f)	306,005	2,448
Arbe Robotics, Ltd.(f)	68,769	123,097
Everyware Global(c)(i)	43,777	-
Next.e.GO NV	5,788	177
Polestar Automotive Holding UK PLC	57,520	79,953
Volvo Car AB	276,147	56,380
		262,055
Consumer Staples - 0.01%

Benson Hill, Inc.(f)	136,711	25,086
Moran Foods LLC(c)(i)	3,699,885	-
		25,086
Energy - 0.06%

Granite Ridge Resources Inc.	33,264	216,881

Health Care - 0.63%

Arbutus Biopharma Corp	113,008	308,512
Community Health Systems Inc.	391,940	1,293,402
Compass Pathways PLC(f)	61,188	524,381
		2,126,295
Industrials - 1.00%

Harvey Gulf Intl. Marine	24,044	769,408
The GEO Group, Inc.(f)	175,119	2,602,268
Zooz Power Ltd.	1,648	4,829
		3,376,505

Semi-Annual Report | April 30, 2024	25

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Shares	Fair Value
Information Technology - 0.19%

CommScope Holding Co Inc.	169,320	$151,372
Unisys Corp.	21,048	114,291
Vertex Inc.	12,386	360,804
		626,467
Leisure Facilities & Services - 0.25%

Selina Hospitality PLC(f)	16,695,548	834,777

Materials - 0.70%

Covia Holdings	169,353	2,370,942

Real Estate - 0.67%

Star Holdings(f)	188,549	2,241,848

Technology - 0.60%

Bitcoin Depot Inc.(f)	4,449	8,720
IQOR(f)	4,941	4,531
Pagseguro Digital, Ltd.(f)	160,067	1,992,834
		2,006,085
Utilities - 0.04%

Longview Power LLC	61,813	175,116

TOTAL COMMON STOCK		20,163,028
(Cost $17,904,333)

	Shares	Fair Value
CLOSED END FUNDS - 30.69%
Alternative - 3.35%

BlackRock ESG Capital Allocation Trust	410,267	6,605,299
Destra Multi-Alternative Fund(f)	56,768	408,162
VGI Partners Global Investments, Ltd.	3,653,052	4,259,595
		11,273,056
Equity - 16.79%

Aberdeen Global Dynamic Dividend Fund	634	5,903
Aberdeen Japan Equity Fund, Inc.	46,838	274,471
abrdn Emerging Markets Equity Income Fund, Inc.	865	4,342
abrdn Healthcare Investors(f)	22,254	359,402
abrdn Life Sciences Investors(f)	37,835	494,882
abrdn Standard Global Infrastructure Income Fund	9,471	162,806
Adams Diversified Equity Fund, Inc.	42,645	804,711
ASA Gold and Precious Metals Ltd.	163,658	2,832,920
BlackRock Health Services Term Trust	19,805	286,182
BlackRock Innovation & Growth Trust	330,506	2,346,593
BlackRock Science & Technology Trust II	9,706	168,205
ClearBridge Energy Midstream Opportunity Fund, Inc.	136,303	5,532,539
ClearBridge Energy MLP Total Return Fund Inc.	69,138	2,839,498
ClearBridge MLP & Midstream Fund, Inc.	83,316	3,755,877

26

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Shares	Fair Value
Fidelity Emerging Markets Ltd.	933,107	$8,045,132
GAMCO Natural Resources Gold & Income Trust	17,606	91,331
Hearts and Minds Investments, Ltd.	836,372	1,311,157
Japan Smaller Capitalization Fund, Inc.	7,794	59,156
Kayne Anderson Energy Infrastructure Fund, Inc.	17,515	167,619
Korea Fund, Inc.	7,117	168,032
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund(f)	64	464
MainStay CBRE Global Infrastructure Megatrends Term Fund	74,080	889,701
MFF Capital Investments, Ltd.	3,135,882	7,191,225
Miller/Howard High Dividend Fund	293,928	3,215,572
Neuberger Berman MLP & Energy Income Fund, Inc.	162,550	1,189,866
Neuberger Berman Next Generation Connectivity Fund, Inc.	165,408	1,915,425
Nuveen Real Asset Income and Growth Fund	25	283
Pengana International Equities, Ltd.	4,054,812	3,007,573
Platinum Capital, Ltd.	505,958	447,391
Principal Real Estate Income Fund	51,780	508,997
Taiwan Fund, Inc.	3,223	124,891
Tortoise Energy Independence Fund, Inc.	16,435	551,559
Tortoise Energy Infrastructure Fund, Inc.	13,232	409,795
Tortoise Midstream Energy Fund, Inc.	50,952	1,950,978
Tortoise Pipeline & Energy Fund, Inc.	7,027	225,040
Voya Emerging Markets High Dividend Equity Fund	55,342	286,395
Voya Infrastructure Industrials and Materials Fund	27,597	278,178
WAM Global Ltd.	2,945,191	4,235,516
WCM Global Growth, Ltd.	392,373	382,539
		56,522,146
Fixed Income - 6.14%

AllianceBernstein National Municipal Income Fund	396	4,154
BlackRock California Municipal Income Trust	173,997	2,007,925
BlackRock MuniHoldings California Quality Fund, Inc.	7,592	80,855
BlackRock MuniHoldings Fund, Inc.	1,167	13,362
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	2,851	31,646
BlackRock MuniHoldings New York Quality Fund, Inc.	1,803	18,481
BlackRock MuniHoldings Quality Fund II	310	3,022
BlackRock MuniVest Fund II Inc.	146	1,517
BlackRock MuniVest Fund Inc.	4	27
BlackRock MuniYield Michigan Quality Fund, Inc.	3,169	34,986
BlackRock MuniYield New York Quality Fund, Inc.	398	3,996
BlackRock MuniYield Pennsylvania Quality Fund, Inc.	4,708	56,355
BlackRock New York Municipal Income Trust	2,297	23,728
BlackRock Virginia Municipal Bond Trust	97	1,026
BNY Mellon High Yield Strategies Fund	1,628	3,761
BNY Mellon Municipal Income, Inc.	6,580	43,698
BNY Mellon Strategic Municipal Bond Fund, Inc.	200	1,124
Brookfield Real Assets Income Fund, Inc.	1,024	12,841
DWS Municipal Income Trust	4,456	41,485
DWS Strategic Municipal Income Trust	228	2,168
Eaton Vance California Municipal Bond Fund	59,833	560,635
Eaton Vance California Municipal Income Trust	14,728	152,435
Eaton Vance New York Municipal Bond Fund	144,910	1,369,400

Semi-Annual Report | April 30, 2024	27

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Shares	Fair Value
Ellsworth Growth and Income Fund, Ltd.	85,672	$660,959
Federated Hermes Premier Municipal Income Fund	15,998	176,618
Invesco California Value Municipal Income Trust	311	2,986
Invesco Municipal Opportunity Trust	20	186
Invesco Pennsylvania Value Municipal Income Trust	11,626	115,214
Invesco Trust for Investment Grade New York Municipals	17,462	181,077
MFS High Income Municipal Trust	2,068	7,300
MFS High Yield Municipal Trust	13,995	45,274
MFS Investment Grade Municipal Trust	14,511	106,221
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	393,607	1,771,232
NB Global Corporate Income Trust	1,380,302	1,332,295
Neuberger Berman Municipal Fund, Inc.	1,548	15,619
New America High Income Fund, Inc.	27,003	190,911
Nuveen AMT-Free Quality Municipal Income Fund	1,548	16,471
Nuveen Arizona Quality Municipal Income Fund	1	11
Nuveen California Quality Municipal Income Fund	39,251	422,733
Nuveen Core Plus Impact Fund	196,587	1,983,563
Nuveen Massachusetts Quality Municipal Income Fund	788	8,235
Nuveen Municipal Credit Income Fund	184	2,151
Nuveen New Jersey Quality Municipal Income Fund	92,993	1,087,088
Nuveen New York Quality Municipal Income Fund	973	10,354
Nuveen Pennsylvania Quality Municipal Income Fund	71,523	823,588
Nuveen Variable Rate Preferred and Income Fund	20	341
PIMCO Energy & Tactical Credit Opportunities Fund	254,162	5,395,860
Pioneer Municipal High Income Advantage Fund, Inc.	961	7,506
Pioneer Municipal High Income Fund, Inc.	108,304	919,502
Pioneer Municipal High Income Opportunities Fund, Inc.	22,790	250,691
Tortoise Power and Energy Infrastructure Fund, Inc.	37,442	562,380
Western Asset Intermediate Muni Fund, Inc.	8,715	66,932
Western Asset Managed Municipals Fund, Inc.	2,730	27,055
		20,658,980
Mixed Allocation - 4.41%

BlackRock Capital Allocation Trust	67,260	1,036,478
Ecofin Sustainable and Social Impact Term Fund	37,011	422,297
Nuveen Multi-Asset Income Fund	404,273	4,762,337
Pershing Square Holdings, Ltd.	175,609	8,639,964
Voya Global Advantage and Premium Opportunity Fund	260	2,299
		14,863,375

TOTAL CLOSED END FUNDS		103,317,557
(Cost $90,914,239)

	Shares	Fair Value
INVESTMENT TRUSTS - 5.18% Alternative - 2.73%

Bitwise 10 Crypto Index Fund(g)(f)	312,202	9,184,983

28

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Shares	Fair Value
Equity - 2.44%

BlackRock Smaller Companies Trust PLC	71,210	$1,254,621
Henderson Opportunities Trust	558,280	1,482,394
Herald Investment Trust PLC(f)	2,610	68,650
JPMorgan Mid Cap Investment Trust PLC	5,866	23,382
Schroder British Opportunities Trust PLC(f)	1,453,746	1,289,732
Schroder UK Mid Cap Fund PLC	570,790	4,108,199
The European Smaller Companies Turst PLC	2,626	5,690
		8,232,668
Mixed Allocation - 0.01%

Aberdeen Diversified Income and Growth Trust PLC	7,080	6,759
Citadel Income Fund	7,353	12,231
		18,990

TOTAL INVESTMENT TRUSTS		17,436,641
(Cost $11,198,428)

	Shares	Fair Value
PREFERRED STOCK - 0.96%
Consumer Discretionary - 0.34%

HAAT Delivery Ltd. Preferred Seed-1(c)(f)	64,188	1,138,696

Entertainment Facilities - 0.00%(d)

24 Hour Fitness Worldwide, Inc.(f)	407,959	4,080

Transportation - 0.62%

G-ILS Transportation Ltd. Preferred B-3 Shares(c)(f)	1,332	2,076,588

TOTAL PREFERRED STOCK		3,219,364
(Cost $3,709,436)

Fair Value
PARTICIPATION AGREEMENT - 0.00%(d)

Caesars Entertainment, Inc (Covid Insurance Claim)(c)(f)(g)(i)	-

TOTAL PARTICIPATION AGREEMENT	-
(Cost $2,320,000)

Fair Value
PRIVATE FUND - 12.00%

Stone Ridge Opportunities Fund Feeder LP(f)	40,397,814

TOTAL PRIVATE FUND	40,397,814
(Cost $29,527,000)

	Shares	Fair Value
UNIT TRUST - 4.52%

Grayscale Ethereum Classic Trust(g)(f)	1,268,046	15,229,231

TOTAL UNIT TRUST		15,229,231
(Cost $8,807,647)

Semi-Annual Report | April 30, 2024	29

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Shares	Fair Value
SPECIAL PURPOSE ACQUISITION COMPANIES - 0.01%

Deezer SA(f)	8,179	$17,064
Fat Projects Acquisition Corp., Class B(c)(f)(i)	4,886	-
Nogin, Inc.(f)	11,264	339
Pegasus Digital Mobility Acquisition Corp., Class B(c)(f)	4,456	9,270

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES		26,673
(Cost $497,656)

	Contracts	Fair Value
WARRANTS - 0.16%

10X Capital Venture Acquisition Corp. III, Expires 12/31/2027, Strike Price $11.50	55,754	1,689
A SPAC II Acquisition Corp., Expires 05/03/2027, Strike Price $11.50	34,421	984
Achari Ventures Holdings Corp. I, Expires 08/05/2026, Strike Price $11.50	38,384	4,625
Agrinam Acquisition Corp., Expires 06/30/2027, Strike Price $11.50	19,798	99
Airship AI Holdings Inc., Expires 12/31/2028, Strike Price $11.50	14,696	7,421
Allurion Technologies Inc., Expires 08/02/2030, Strike Price $11.50	16,492	4,451
Alternus Clean Energy Inc., Expires 02/24/2028, Strike Price $11.50	49,587	1,983
AP Acquisition Corp., Expires 12/07/2026, Strike Price $11.50	9,857	483
APx Acquisition Corp. I, Expires 08/19/2028, Strike Price $11.50	3,981	778
Armada Acquisition Corp. I, Expires 08/13/2026, Strike Price $11.50	19	3
Arverne Group SA, Expires 06/16/2026, Strike Price $11.50	33,822	2,707
Athena Technology Acquisition Corp. II, Expires 10/17/2028, Strike Price $11.50	36,968	1,482
Atlantic Coastal Acquisition Corp. II, Expires 06/02/2028, Strike Price $11.50	80,774	5,250
Ault Disruptive Technologies Corp., Expires 06/20/2028, Strike Price $11.50	18,483	543
Aura FAT Projects Acquisition Corp., Expires 06/02/2027, Strike Price $11.50	58,439	877
Battery Future Acquisition Corp., Expires 05/26/2028, Strike Price $11.50	36,968	1,683
Bellevue Life, Sciences Acquisi, Expires 02/10/2028, Strike Price $11.50	14,638	410
BenevolentAI, Expires 06/30/2026, Strike Price $11.50	7,014	75
Benson Hill Inc., Expires 03/25/2027, Strike Price $11.50(c)	187,607	6,070
Bitcoin Depot Inc., Expires 07/03/2028, Strike Price $11.50	116,268	10,871
BitFuFu Inc., Expires 6/7/2028, Strike Price $11.50	34,348	5,839
Bleuacacia, Ltd., Expires 10/30/2026, Strike Price $11.50	100,804	4,536
Blockchain Coinvestors Acquisition Corp. I, Expires 11/01/2028, Strike Price $11.50	93,986	10,940
Blue Ocean Acquisition Corp., Expires 10/21/2028, Strike Price $11.50	16,257	330
Blue World Acquisition Corp., Expires 01/10/2029, Strike Price $11.50	23,302	3,146
Borealis Foods Inc, Expires 8/26/2026, Strike Price $11.50	20,287	2,384
Brand Engagement Network Inc., Expires 3/14/2029, Strike Price $11.50	25,249	2,462
BurTech Acquisition Corp., Expires 12/18/2026, Strike Price $11.50	20,396	5,252
Cactus Acquisition Corp. 1, Ltd., Expires 02/18/2072, Strike Price $11.50	21,180	1,606
Canna-Global Acquisition Corp., Expires 02/09/2028, Strike Price $11.50	154,766	3,753
Capitalworks Emerging Markets Acquisition Corp., Expires 04/27/2028, Strike Price $11.50	69,120	4,320
Captivision Inc., Expires 11/16/2028, Strike Price $11.50	43,794	6,022
Cardio Diagnostics Holdings, Inc., Expires 12/01/2026, Strike Price $11.50	19,933	1,395
Carmell Therapeutics Corp., Expires 07/12/2028, Strike Price $11.50	3,816	401
CARTESIAN GROWTH Corp. II, Expires 07/12/2028, Strike Price $11.50	5,984	688
Cartica Acquisition Corp., Expires 04/30/2028, Strike Price $11.50	74,354	5,580
CERo Therapeutics Holdings Inc., Expires 02/14/2029, Strike Price $11.50	21,939	1,536
CF Acquisition Corp. VII, Expires 03/15/2026, Strike Price $11.50	4,928	370
Chain Bridge I, Expires 12/31/2028, Strike Price $11.50	33,367	223
Churchill Capital Corp. VII, Expires 02/29/2028, Strike Price $11.50	26,731	7,686
ClimateRock, Expires 06/01/2027, Strike Price $11.50	11,778	329

30

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Contracts	Fair Value
Concord Acquisition Corp. II, Expires 12/31/2028, Strike Price $11.50	25,741	$3,732
Conduit Pharmaceuticals Inc, Expires 02/03/2027, Strike Price $11.50	51,468	3,603
Consilium Acquisition Corp. I, Ltd., Expires 06/01/2027, Strike Price $11.50	38,488	6,158
Corner Growth Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	41,045	9,030
Critical Metals Corp, Expires 6/6/2028, Strike Price $11.50	43,590	7,410
Deezer, SA, Expires 06/07/2027, Strike Price $11.50	95,238	228
Denali Capital Acquisition Corp., Expires 04/07/2027, Strike Price $11.50	27,621	1,522
Digital Health Acquisition Corp., Expires 11/02/2026, Strike Price $11.50	17,736	2,967
DIH Holdings US Inc., Expires 2/7/2028, Strike Price $11.50	63,578	2,909
Distoken Acquisition Corp., Expires 03/30/2028, Strike Price $11.50	5,841	149
DUET Acquisition Corp., Expires 07/19/2028, Strike Price $11.50	5,996	209
Graphjet Technology, Expires 11/16/2026, Strike Price $11.50	45,714	5
Engene Holdings Inc., Expires 8/28/2028, Strike Price $11.50	6,053	24,515
EVe Mobility Acquisition Corp., Expires 05/12/2028, Strike Price $11.50	27,110	3,039
Everest Consolidator Acquisition Corp., Expires 07/19/2028, Strike Price $11.50	50,492	8,455
Evergreen Corp., Expires 02/15/2027, Strike Price $11.50	70,092	4,556
ExcelFin Acquisition Corp., Expires 10/25/2028, Strike Price $11.50	22,349	1,398
FG Acquisition Corp., Expires 04/05/2030, Strike Price $11.50	25,263	27,789
FG Merger Corp., Expires 05/15/2028, Strike Price $11.50(i)	1,112	-
Financial Strategies Acquisition Corp., Expires 03/31/2028, Strike Price $11.50	6,820	7
Finnovate Acquisition Corp., Expires 09/30/2026, Strike Price $11.50	71,462	1,972
Fintech Ecosystem Development Corp., Expires 12/31/2028, Strike Price $11.50	27,352	755
flyExclusive Inc, Expires 5/28/2028, Strike Price $11.50	27,981	11,262
Fortune Rise Acquisition Corp., Expires 12/06/2027, Strike Price $11.50	15,616	654
Four Leaf Acquisition Corp., Expires 5/12/2028, Strike Price $11.50	3,750	179
FTAC Emerald Acquisition Corp., Expires 08/22/2028, Strike Price $11.50	27,108	2,749
Future Health ESG Corp., Expires 09/09/2026, Strike Price $11.50	37,402	1,874
FutureTech II Acquisition Corp., Expires 02/16/2027, Strike Price $11.50	48,383	1,558
GCT Semiconductor Holding Inc., Expires 12/31/2028, Strike Price $11.50	54,452	10,890
Genesis Growth Tech Acquisition Corp., Expires 05/19/2028, Strike Price $11.50	6,030	79
Global Blockchain Acquisition Corp., Expires 05/10/2027, Strike Price $11.50	40,470	818
Global Technology Acquisition Corp. I, Expires 07/13/2026, Strike Price $11.50	23,734	3,916
Globalink Investment, Inc., Expires 12/03/2026, Strike Price $11.50	14,771	406
Gores Holdings IX, Inc., Expires 01/14/2029, Strike Price $11.50	40,512	15,820
Healthcare AI Acquisition Corp., Expires 12/14/2026, Strike Price $11.50	18,681	758
HHG Capital Corp., Expires 12/31/2027, Strike Price $11.50	17,425	524
HNR Acquisition Corp., Expires 07/29/2028, Strike Price $11.50	44,874	5,834
Hwh International Inc., Expires 02/02/2027, Strike Price $11.50	13,297	1
Inception Growth Acquisition, Ltd., Expires 10/15/2026, Strike Price $11.50	2,402	202
InFinT Acquisition Corp., Expires 05/19/2027, Strike Price $11.50	55,058	6
Integrated Rail and Resources Acquisition Corp., Expires 11/12/2026, Strike Price $11.50	48,874	7,084
Integrated Wellness Acquisition Corp., Expires 10/31/2028, Strike Price $11.50	1,475	61
Investcorp Europe Acquisition Corp. I, Expires 11/23/2028, Strike Price $11.50	24,645	2,723
Investcorp India Acquisition Corp., Expires 06/28/2027, Strike Price $11.50	37,472	2,406
Iris Acquisition Corp., Expires 03/05/2026, Strike Price $11.50	27,683	1,520
Israel Acquisitions Corp., Expires 02/28/2028, Strike Price $11.50	8,683	682
IX Acquisition Corp., Expires 11/24/2026, Strike Price $11.50	112	10
Jaws Mustang Acquisition Corp., Expires 01/30/2026, Strike Price $11.50	19,820	4,106

Semi-Annual Report | April 30, 2024	31

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Contracts	Fair Value
Kairous Acquisition Corp. ltd, Expires 09/15/2026, Strike Price $11.50	6,746	$135
Kernel Group Holdings, Inc., Expires 01/31/2027, Strike Price $11.50	1,326	140
LAMF Global Ventures Corp. I, Expires 11/05/2026, Strike Price $11.50	63,179	5,212
LatAmGrowth SPAC, Expires 01/25/2028, Strike Price $11.50	37,849	1,136
LeddarTech Holdings Inc., Expires 12/21/2028, Strike Price $11.50	21,521	2,025
Liberty Resources Acquisition Corp., Expires 10/31/2028, Strike Price $11.50	22,928	736
Lifezone Metals Ltd., Expires 07/05/2028, Strike Price $11.50	52,557	30,220
Metal Sky Star Acquisition Corp., Expires 04/01/2027, Strike Price $11.50	40,420	556
Metals Acquisition Ltd., Expires 06/16/2028, Strike Price $11.50	7,796	18,477
Montana Technologies Corporation, Expires 3/15/2029, Strike Price $11.50	84,387	51,898
Mountain & Co. I Acquisition Corp., Expires 11/04/2026, Strike Price $11.50	62,660	7,297
Murano Global BV, Expires 6/14/2028, Strike Price $11.50	10,493	1,050
New Horizon Aircraft Ltd., Expires 4/3/2028, Strike Price $11.50	11,690	496
New Providence Acquisition Corp. II, Expires 12/31/2027, Strike Price $11.50	21,526	1,179
NewGenIvf Group Ltd., Expires 05/21/2027, Strike Price $11.50(i)	1	-
Nogin Inc., Expires 08/26/2027 Strike Price $11.50	8,372	40
NorthView Acquisition Corp., Expires 08/02/2027, Strike Price $11.50	19,197	1,656
Nova Vision Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	31,088	1,304
Nvni Group Ltd., Expires 11/01/2028, Strike Price $11.50	15,665	744
Onyx Acquisition Co. I, Expires 11/30/2028, Strike Price $11.50	24,790	859
Papaya Growth Opportunity Corp. I, Expires 12/31/2028, Strike Price $11.50	76,584	4,786
Patria Latin American Opportunity Acquisition Corp., Expires 03/10/2027, Strike Price $11.50	46,145	3,082
Pearl Holdings Acquisition Corp., Expires 12/15/2026, Strike Price $11.50	18,484	1,701
Perception Capital Corp IV., Expires 11/10/2026, Strike Price $11.50	31,463	1,888
Pinstripes Holdings Inc., Expires 09/30/2028, Strike Price $11.50	45,560	7,504
Pono Capital Two, Inc., Expires 09/23/2027, Strike Price $11.50	9,738	730
PowerUp Acquisition Corp., Expires 02/18/2027, Strike Price $11.50	70,545	2,437
Psyence Biomedical Ltd., Expires 1/25/2029, Strike Price $11.50	30,398	2,046
QT Imaging Holdings Inc., Expires 12/31/2028, Strike Price $11.50	3,954	277
Redwoods Acquisition Corp., Expires 03/15/2027, Strike Price $11.50	32,327	1,377
Relativity Acquisition Corp., Expires 02/11/2027, Strike Price $11.50	45,142	4
RF Acquisition Corp., Expires 05/01/2028, Strike Price $11.50	19,704	690
Rigel Resource Acquisition Corp., Expires 11/05/2026, Strike Price $11.50	30,628	6,524
Roadzen Inc., Expires 11/30/2028, Strike Price $11.50	55,430	5,543
Ross Acquisition Corp. II, Expires 02/12/2026, Strike Price $11.50	28,225	2,546
Screaming Eagle Acquisition Corp., Expires 12/15/2027, Strike Price $11.50	22,674	11,138
Selina Hospitality PLC, Expires 10/25/2027, Strike Price $11.50	218,500	1,748
Semilux Ltd., Expires 04/28/2027, Strike Price $11.50(c)(i)	400	-
ShoulderUp Technology Acquisition Corp., Expires 11/17/2026, Strike Price $11.50	94,845	3,215
SMX Security Matters PLC, Expires 03/07/2028, Strike Price $11.50	36,580	269
Solidion Technology Inc., Expires 11/16/2026, Strike Price $11.50	29,262	3
Southport Acquisition Corp., Expires 05/24/2028, Strike Price $11.50	6,161	319
Spectaire Holdings Inc., Expires 12/31/2028, Strike Price $11.50	58,258	3,495
Spree Acquisition Corp. 1, Ltd., Expires 12/22/2028, Strike Price $11.50	20,337	2
Spring Valley Acquisition Corp. II, Expires 02/25/2026, Strike Price $11.50	13,573	1,391
SpringBig Holdings, Inc., Expires 06/14/2027, Strike Price $11.50	24,279	40
Swiftmerge Acquisition Corp., Expires 06/17/2028, Strike Price $11.50	132	7
Syntec Optics Holdings Inc., Expires 11/8/2026, Strike Price $11.50	31,515	6,300
Target Global Acquisition I Corp., Expires 12/31/2027, Strike Price $11.50	18,073	1,808
Technology & Telecommunication Acquisition Corp., Expires 02/15/2027, Strike Price $11.50	52,993	1,712

32

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Contracts	Fair Value
TKB Critical Technologies 1, Expires 10/20/2026, Strike Price $11.50	48,884	$616
TLGY Acquisition Corp., Expires 01/14/2028, Strike Price $11.50	68,311	2,057
United Homes Group, Inc., Expires 01/28/2028, Strike Price $11.50	9,922	9,773
Valuence Merger Corp. I, Expires 03/01/2027, Strike Price $11.50	60,778	2,194
Vast Solar Pty Ltd., Expires 6/29/2028, Strike Price $11.50	87,846	11,429
Verde Clean Fuels, Inc., Expires 12/31/2027, Strike Price $11.50	327	67
Vision Sensing Acquisition Corp., Expires 10/21/2026, Strike Price $11.50	49,182	1,720
Volato Group Inc., Expires 12/03/2028, Strike Price $11.50	20,757	1,407
Western Acquisition Ventures Corp., Expires 01/12/2027, Strike Price $11.50	29,980	1,215
Yotta Acquisition Corp., Expires 03/15/2027, Strike Price $11.50	47,369	1,043
Zapata Computing Holdings Inc., Expires 3/23/2028, Strike Price $11.50	24,523	2,674
Zapp Electric Vehicles Group L, Expires 03/03/2028, Strike Price $11.50	11,642	110
Zeo Energy Corp., Expires 3/14/2029, Strike Price $11.50	61,117	7,317
Zoomcar Holdings Inc., Expires 7/1/2028, Strike Price $11.50	71,433	1,933
Zooz Power Ltd., Expires 01/24/2027, Strike Price $11.50	24,350	1,243
ZyVersa Therapeutics Inc., Expires 12/20/2026, Strike Price $11.50	7,100	2

TOTAL WARRANTS		550,354
(Cost $1,862,917)

	Contracts	Fair Value
RIGHTS - 0.04%

A SPAC II Acquisition Corp., Expires 12/31/2049	68,843	4,853
Agrinam Acquisition Corp., Expires 12/31/2049	19,798	1,534
AIB Acquisition Corp., Expires 12/31/2049	41,417	4,993
Bellevue Life Sciences Acquisition Corp., Expires 5/14/2024	14,638	2,079
bleuacacia, Ltd., Expires 12/31/2049	201,609	15,121
Blue World Acquisition Corp., Expires 12/31/2049	46,604	12,704
Broad Capital Acquisition Corp., Expires 03/02/2072	53,360	9,573
ClimateRock, Expires 06/01/2027	23,557	2,567
Consilium Acquisition Corp. I, Ltd., Expires 06/01/2027	69,644	13,058
Distoken Acquisition Corp., Expires 11/18/2024	5,841	559
Financial Strategies Acquisition Corp., Expires 03/31/2028(i)	9,493	-
Fintech Ecosystem Development Corp., Expires 12/31/2028	54,704	7,795
Global Blockchain Acquisition Corp., Expires 12/31/2049	40,470	3,238
Globalink Investment, Inc., Expires 12/23/2071	4,837	571
Inception Growth Acquisition, Ltd., Expires 01/21/2072	7,394	1,618
Kairous Acquisition Corp. ltd, Expires 01/20/2072	13,555	1,110
Mars Acquisition Corp., Expires 03/14/2073	10,247	2,213
Metal Sky Star Acquisition Corp., Expires 12/31/2049	40,420	3,040
Mountain Crest Acquisition Corp. V, Expires 12/31/2049	8,917	1,070
NorthView Acquisition Corp., Expires 12/31/2049	38,482	4,631
Redwoods Acquisition Corp., Expires 12/31/2049	29,772	8,187
RF Acquisition Corp., Expires 12/31/2049	19,704	2,552
Sagaliam Acquisition Corp., Expires 12/31/2049	84,310	4,422
Spring Valley Acquisition Corp. II, Expires 02/25/2026	27,147	3,936
Welsbach Technology Metals Acquisition Corp., Expires 12/31/2049	29,572	4,282
Yotta Acquisition Corp., Expires 12/31/2049	29,452	2,964

TOTAL RIGHTS		118,670
(Cost $174,567)

Semi-Annual Report | April 30, 2024	33

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Contracts	Fair Value
OPTIONS(j) - 0.62%
Call Option Contracts - 0.31%

Russell 2000 Index, Expires 07/19/2024, Strike Price $2,085	248	$838,240
Russell 2000 Index, Expires 07/31/2024, Strike Price $2,150	77	170,555
Russell 2000 Index, Expires 08/30/2024, Strike Price $2,130	11	41,910
		1,050,705

Put Option Contracts - 0.31%

S&P 500 Index, Expires 08/30/2024, Strike Price $4,890	46	420,440
S&P 500 Index, Expires 09/20/2024, Strike Price $4,830	68	600,780
		1,021,220

TOTAL OPTIONS		2,071,925
(Premiums paid $2,758,043)

	Shares	Fair Value
MONEY MARKET FUNDS - 0.34%

BNY Mellon U.S. Treasury Fund, 7 Day Yield 4.94%(g)	19,082	19,082
JPMorgan US Treasury Plus Money Market Fund, 7 Day Yield 5.19%	1,152,842	1,152,842

TOTAL MONEY MARKET FUNDS		1,171,924
(Cost $1,171,924)

Total Investments in securities - 89.51%		301,288,705
(Cost $289,702,007)

INVESTMENT IN AFFILIATED FUND

	Shares	Fair Value
CLOSED END FUND - 0.23%
Fixed Income - 0.23%

Saba Capital Income & Opportunities Fund II	201,064	758,010

Total Investment in affiliated fund - 0.23%		758,010
(Cost $837,677)

Other Assets in Excess of Liabilities - 10.26%		34,547,482

NET ASSETS - 100.00%		$336,594,197
Amounts above are shown as a percentage of net assets as of April 30, 2024.

SCHEDULE OF SECURITIES SOLD SHORT

	Principal Amount	Fair Value
SOVEREIGN DEBT OBLIGATIONS - (49.34%) Sovereign - (49.34%)

United States Treasury, 4.250%, 02/28/2029	$(116,971,000)	(114,609,855)
United States Treasury, 4.500%, 11/15/2033	(8,258,000)	(8,140,227)
United States Treasury, 4.000%, 02/15/2034	(45,728,000)	(43,311,017)

TOTAL SOVEREIGN DEBT OBLIGATIONS		(166,061,099)
(Proceeds $170,222,054)

34

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Shares	Fair Value
COMMON STOCK - (9.19%)
Communications - (0.57%)

Airbnb Inc.(f)	(61)	$(9,673)
Alphabet, Inc.(f)	(256)	(41,672)
Delivery Hero SE(a)(f)	(2,989)	(83,862)
DoorDash Inc.(f)	(2,486)	(321,340)
Meta Platforms, Inc.(f)	(562)	(241,756)
NetEase Inc.	(2,396)	(223,954)
Netflix, Inc.(f)	(85)	(46,804)
Pinterest Inc.(f)	(2,480)	(82,956)
ROBLOX Corp.	(3,555)	(126,416)
Spotify Technology SA.(f)	(361)	(101,239)
Uber Technologies Inc.(f)	(602)	(39,895)
Upwork Inc.(f)	(19,049)	(222,873)
Zillow Group Inc.(f)	(8,516)	(362,526)
		(1,904,966)
Consumer Discretionary - (0.91%)

Alibaba Group Holding, Ltd.(f)	(37)	(2,769)
Amazon.com, Inc.(f)	(3,858)	(675,150)
Brembo NV	(5,840)	(74,614)
Chegg Inc.	(14,927)	(77,173)
Cie Financiere Richemont SA	(776)	(107,969)
CTS Eventim AG & Co. KGaA	(378)	(33,603)
Ferrari N.V.(f)	(137)	(56,951)
JD.com Inc.(f)	(3,742)	(108,106)
Lowe's Cos Inc.	(5,483)	(1,167,981)
MercadoLibre Inc.(f)	(289)	(421,564)
NIO Inc.(f)	(3,787)	(17,875)
Pinduoduo Inc.	(1,036)	(129,686)
Rivian Automotive, Inc.(f)	(911)	(8,108)
Sanlorenzo SpA/Ameglia	(8)	(351)
Tesla, Inc.(f)	(331)	(60,666)
Wayfair Inc.(f)	(1,942)	(97,391)
Zalando SE(a)(f)	(731)	(19,090)
		(3,059,047)
Consumer Staples - (0.12%)

Heineken Holding NV	(2,528)	(203,825)
Heineken NV	(1,749)	(170,415)
HelloFresh SE(f)	(2,395)	(16,240)
		(390,480)
Electric-Generation - (0.00%)(d)

Constellation Energy Corp.	(15)	(2,789)

Semi-Annual Report | April 30, 2024	35

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Shares	Fair Value
Electric-Integrated - (0.04%)

AES Corp.	(966)	$(17,291)
Ameren Corp.	(169)	(12,484)
DTE Energy Co.	(277)	(30,559)
Duke Energy Corp.	(184)	(18,080)
NextEra Energy, Inc.	(918)	(61,478)
Xcel Energy, Inc.	(43)	(2,310)
		(142,202)
Electricity Networks - (0.02%)

CenterPoint Energy, Inc.	(1,383)	(40,301)
Eversource Energy	(54)	(3,273)
PPL Corp.	(922)	(25,318)
		(68,892)
Energy - (3.26%)

Antero Midstream Corp.	(22,615)	(312,992)
Archrock, Inc.	(598)	(11,476)
Chesapeake Energy Corp.	(817)	(73,432)
Civitas Resources, Inc.	(386)	(27,777)
ConocoPhillips	(489)	(61,428)
DT Midstream, Inc.	(6,253)	(388,937)
Enbridge, Inc.	(9,217)	(327,732)
Energy Transfer LP	(104,290)	(1,640,482)
EnLink Midstream LLC	(12,763)	(175,108)
Enterprise Products Partners LP	(43,801)	(1,229,932)
EQT Corp.	(1,158)	(46,424)
Exxon Mobil Corp.	(841)	(99,465)
Genesis Energy LP	(1,072)	(12,682)
Kinder Morgan, Inc.	(9,040)	(165,251)
Marathon Oil Corp.	(1,727)	(46,370)
MPLX LP	(17,554)	(733,757)
Neste Oyj	(1,283)	(29,219)
Occidental Petroleum Corp.	(508)	(33,599)
ONEOK Inc.	(8,647)	(684,151)
Pembina Pipeline Corp.	(3,934)	(138,425)
Pioneer Natural Resources Co.	(583)	(157,014)
Plains All American Pipeline LP	(23,149)	(398,857)
Plains GP Holdings LP	(34,856)	(634,728)
Targa Resources Corp.	(6,974)	(795,454)
TC Energy Corp.	(13,910)	(498,341)
Western Midstream Partners LP	(17,660)	(602,206)
Williams Cos., Inc.	(43,155)	(1,655,426)
		(10,980,665)
Financials - (0.11%)

BFF Bank SpA.(a)	(12,822)	(164,888)
Credicorp Ltd.(f)	(961)	(159,151)
Deutsche Boerse AG	(301)	(58,030)
Van Lanschot Kempen N.V.	(8)	(285)
		(382,354)

36

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Shares	Fair Value
Health Care - (1.02%)

10X Genomics Inc.(f)	(2,482)	$(72,673)
Alnylam Pharmaceuticals, Inc.(f)	(5,010)	(721,190)
Bayer AG	(687)	(20,085)
Denali Therapeutics Inc.(f)	(556)	(8,585)
DexCom Inc.	(908)	(115,670)
Exact Sciences Corp.(f)	(6,763)	(401,384)
Genmab A/S	(376)	(105,259)
Illumina, Inc.	(121)	(14,889)
Merck & Co Inc.	(1,304)	(168,503)
Moderna, Inc.(f)	(835)	(92,109)
Novocure Ltd.(f)	(8,253)	(101,017)
Novo Nordisk A/S	(6,106)	(783,461)
PACIRA BIOSCIENCES INC.	(4,237)	(111,221)
Progyny Inc.(f)	(4,555)	(146,033)
Recursion Pharmaceuticals Inc.(f)	(6,087)	(47,600)
Shockwave Medical Inc.(f)	(591)	(195,142)
STAAR Surgical Co.	(7,346)	(337,622)
		(3,442,443)
Industrials - (0.31%)

Aalberts Industries NV.(f)	(1,110)	(53,212)
Aerovironment Inc.(f)	(312)	(49,854)
Arcadis NV.	(127)	(7,881)
Axon Enterprise, Inc.(f)	(1,884)	(590,935)
Bravida Holding AB(a)	(3,360)	(22,912)
Deere & Co.	(261)	(102,158)
Generac Holdings, Inc.	(46)	(6,254)
Hexpol AB.(f)	(4,048)	(46,282)
Interpump Group SpA	(248)	(10,872)
Prysmian SpA(f)	(338)	(18,461)
TKH Group NV	(1,725)	(74,668)
Trelleborg AB	(507)	(18,089)
Watsco Inc.	(110)	(49,249)
		(1,050,827)
Renewable Energy Generation - (0.02%)

Atlantica Sustainable Infrastructure PLC	(81)	(1,585)
NextEra Energy Partners LP	(1,951)	(55,330)
		(56,915)
Technology - (2.81%)

Adyen NV(a)(f)	(54)	(65,132)
Appian Corp.(f)	(264)	(9,884)
Apple, Inc.	(16,104)	(2,742,994)
Arista Networks Inc.(f)	(296)	(75,942)
ASML Holding NV	(598)	(531,418)
BE Semiconductor Industries NV	(1,112)	(148,934)
Blackline Inc.(f)	(815)	(47,311)
Cloudflare, Inc.(f)	(2,965)	(259,141)
CoStar Group Inc.(f)	(2,236)	(204,661)
Crowdstrike Holdings Inc.(f)	(112)	(32,764)

Semi-Annual Report | April 30, 2024	37

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

	Shares	Fair Value
Datadog Inc.(f)	(1,033)	$(129,642)
Descartes Systems Group, Inc.	(313)	(29,034)
Doximity Inc.(f)	(4,288)	(104,156)
Duolingo Inc.(f)	(1,314)	(296,636)
Fabrinet.(f)	(51)	(8,827)
HashiCorp Inc.	(5,297)	(171,941)
HubSpot, Inc.	(16)	(9,678)
Infineon Technologies AG	(999)	(34,681)
Infosys Ltd.	(8,959)	(149,705)
MarketAxess Holdings, Inc.	(1,305)	(261,117)
MasterCard Inc.	(1,187)	(535,574)
Melexis NV	(2,272)	(191,065)
Microsoft Corp.	(55)	(21,413)
MongoDB Inc.(f)	(83)	(30,310)
Monolithic Power Systems Inc.	(120)	(80,320)
NVIDIA Corp.	(244)	(210,821)
Palo Alto Networks, Inc.	(43)	(12,508)
Pegasystems Inc.	(933)	(55,439)
Relx Plc	(1,872)	(77,315)
Salesforce Inc.(f)	(239)	(64,277)
ServiceNow, Inc.(f)	(9)	(6,240)
Shopify Inc.(f)	(4,755)	(336,398)
Snowflake Inc.	(1,175)	(182,360)
SPS Commerce Inc.(f)	(240)	(41,729)
Super Micro Computer, Inc.(f)	(345)	(296,286)
Taiwan Semiconductor Manufacturing Co., Ltd.	(8,638)	(1,186,343)
Varonis Systems Inc.	(1,416)	(61,950)
Visa Inc.	(1,978)	(531,311)
Workday, Inc.(f)	(817)	(199,943)
		(9,435,200)

TOTAL COMMON STOCK		(30,916,780)
(Proceeds $29,527,665)

	Shares	Fair Value
PREFERRED STOCK - (0.01%)
Materials - (0.01%)

Fuchs Petrolub SE(f)	(1,103)	(51,464)

TOTAL PREFERRED STOCK		(51,464)
(Proceeds $46,964)

UNIT TRUST - (4.21%)

Grayscale Ethereum Classic Trust(g)(f)	(270,301)	(14,193,506)

TOTAL UNIT TRUST		(14,193,506)
(Proceeds $16,365,772)

Total Securities Sold Short - (62.75%)		(211,222,849)
(Proceeds $216,162,455)

38

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (the “Securities Act”). Total market value of Rule 144A securities amounts to $6,332,262, which represented approximately 1.88% of net assets as of April 30, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(b)	Security is in default as of year-end and is therefore non-income producing.

(c)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(d)	Amount represents less than 0.005% of net assets.

(e)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of those securities was $11,265,376, which represents approximately 3.35% of net assets.

(f)	Non-income producing security.

(g)	A portion or all of the security is owned by BRW SPV I, a wholly-owned subsidiary of the Fund.

(h)	The security is a floating rate note which has an annual interest rate, reset monthly, that is calculated by taking the product of a leverage multiplier and (USISDA30 - USISDA02). At April 30, 2024, the current coupon rate for these notes is 0%.

(i)	At April 30, 2024 the value of these investments amounted to $0, representing 0.0% of the net assets of the Fund.

(j)	At April 30, 2024, all options held by the Fund are exchange traded listed options.

Investment Abbreviations:

ESTRON - Euro Short-Term Rate

OBFR - United States Overnight Bank Funding Rate

LIBOR - London Interbank Offered Rate

RBACOR - RBA Interbank Overnight Cash Rate

SOFR - Secured Overnight Financing Rate

SONIA - Sterling Over Night Index Average

Reference Rates:

ESTRON - Euro Short-Term Rate as of April 30, 2024 was 3.89%

OBFR - United States Overnight Bank Funding Rate as of April 30, 2024 was 5.32%

SOFR - Secured Overnight Financing Rate as of April 30, 2024 was 5.34%

3M US L - 3 Month LIBOR as of April 30, 2024 was 5.59%

TSFR1M - CME Term SOFR 1 Month as of April 30, 2024 was 5.32%

TSFR3M - CME Term SOFR 3 Month as of April 30, 2024 was 5.33%

SONIA- Sterling Overnight Index Average as of April 30, 2024 was 5.20%

PRIME - United States Prime Rate as of April 30, 2024 was 8.50%

Counterparty Abbreviations:

JPM - JPMorgan Chase Bank, N.A.

GSI - Goldman Sachs International

MSCS - Morgan Stanley Capital Services

BARC - Barclays Bank PLC

MSCO – Morgan Stanley & Company

Semi-Annual Report | April 30, 2024	39

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

SIMPLE AGREEMENT FOR FUTURE EQUITY (SAFE) CONTRACTS

	Cost	Fair Value
AEYE Health Inc.(a)(b)	$1,000,000	$1,185,469
BeeHero Ltd.(a)(b)	321,841	321,841
Quantalx Neuroscience Ltd.(a)(b)	3,000,000	3,000,540
Real View Imaging Ltd.(a)(b)	2,000,000	2,311,040
	$6,321,841	$6,818,890

(a)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Non-income producing security.

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Appreciation
JPM	05/08/2024	USD	$27,202,959	AUD	$26,629,397	$573,562
JPM	05/08/2024	USD	109,998	CAD	108,970	1,028
JPM	05/08/2024	USD	1,741,809	EUR	1,707,913	33,896
JPM	05/08/2024	USD	22,821,163	GBP	22,555,049	266,114
JPM	06/10/2024	USD	3,130,907	GBP	3,124,527	6,380
JPM	05/08/2024	GBP	2,499,174	USD	2,490,756	8,418
						$889,398

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Depreciation
JPM	05/08/2024	GBP	$8,122,317	USD	$8,226,428	$(104,111)
JPM	05/08/2024	EUR	373,606	USD	379,536	(5,930)
						$(110,041)
						$779,357

FUTURES CONTRACTS

	Number of	Maturity	Notional	Unrealized Appreciation/
Description	Contracts	Date	Amount	(Depreciation)
Long Position Contracts

E-Mini Russ 2000 Jun24	86	06/21/2024	$8,569,920	$(31,840)
				$(31,840)
Short Position Contracts

NASDAQ 100 E-MINI Jun24	(36)	06/21/2024	13,114,779	463,479
S&P500 EMINI FUT Jun24	(175)	06/21/2024	45,370,821	1,034,571
				$1,498,050
				$1,466,210

40

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

TO BE ANNOUNCED (TBA) MORTGAGE-BACKED SECURITIES (MBS) FORWARD CONTRACTS

Counterparty	Description	Maturity Date	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
MSCO	FNCL 5.5 6/24	06/11/2024	264,602,000	$(925,059)
MSCO	FNCL 6 6/24	06/11/2024	105,628,000	(422,922)
				$(1,347,981)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Buy	R.R. Donnelley & Sons Company	(5.00)%	USD	06/20/2028	2,434,000	$(232,557)	$153,219	$(79,338)
Buy	R.R. Donnelley & Sons Company	(5.00)%	USD	06/20/2029	1,265,000	(120,531)	120,610	79
						$(353,088)	$273,829	$(79,259)

INDEX CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Buy	Markit CDX High Yield Index, Series 42	(5.00)%	USD	06/20/2029	639,365,000	$(41,101,020)	$43,054,950	$1,953,930
Buy	Markit iTraxx Europe Subordinated Financials Index, Series 39	(1.00)%	USD	06/20/2028	45,000,000	(202,550)	(2,626,045)	(2,828,595)
						$(41,303,570)	$40,428,905	$(874,665)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (OVER THE COUNTER)

Buy/Sell Protection(a)	Counterparty	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell	BARC	AT&T Inc.	1.00%	USD	06/20/2025	2,249,000	$18,293	$(11,224)	$7,069
Sell	GSI	AT&T Inc.	1.00%	USD	12/20/2024	7,090,000	38,737	(34,619)	4,118
Sell	GSI	Bristol-Myers Squibb Company	1.00%	USD	12/20/2027	10,000,000	265,826	(268,823)	(2,997)
Sell	MSCS	Bristol-Myers Squibb Company	1.00%	USD	12/20/2027	10,000,000	265,826	(257,109)	8,717
Sell	MSCS	Bristol-Myers Squibb Company	1.00%	USD	06/20/2029	14,307,000	439,657	(449,191)	(9,534)
Sell	GSI	British American Tobacco p.l.c.	1.00%	GBP	12/20/2027	2,003,287	25,955	(8,648)	17,307
Buy	JPM	CommScope, Inc.	(5.00)%	USD	06/20/2027	505,000	275,636	(212,100)	63,536
Sell	JPM	Danone	1.00%	EUR	06/20/2029	5,136,359	164,204	(169,230)	(5,026)
Sell	GSI	International Business Machines Corporation	1.00%	USD	12/20/2027	20,642,000	514,571	(395,100)	119,471
Sell	BARC	International Business Machines Corporation	1.00%	USD	12/20/2027	10,000,000	249,284	(202,764)	46,520
Sell	GSI	International Business Machines Corporation	1.00%	USD	06/20/2027	1,000	23	(19)	4
Sell	BARC	International Business Machines Corporation	1.00%	USD	12/20/2028	3,675,000	101,722	(81,859)	19,863
Sell	BARC	NextEra Energy Capital Holdings, Inc.	1.00%	USD	06/20/2028	4,306,000	87,214	(22,659)	64,555
Sell	GSI	Pfizer Inc.	1.00%	USD	12/20/2027	9,152,000	244,742	(228,364)	16,378
Sell	MSCS	Pfizer Inc.	1.00%	USD	12/20/2027	7,325,000	195,884	(178,314)	17,570
Sell	GSI	Pfizer, Inc.	1.00%	USD	12/20/2028	15,802,000	477,193	(438,142)	39,051
Buy	BARC	R.R. Donnelley & Sons Company	(5.00)%	USD	06/20/2029	5,203,000	(495,749)	508,464	12,715
Buy	GS	R.R. Donnelley & Sons Company	(5.00)%	USD	06/20/2029	113,000	(10,767)	10,902	135

Semi-Annual Report | April 30, 2024	41

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (OVER THE COUNTER)

Buy/Sell Protection(a)	Counterparty	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell	GSI	The Procter & Gamble Company	1.00%	USD	12/20/2027	9,055,000	$263,648	$(229,275)	$34,373
Sell	MSCS	The Sherwin-Williams Company	1.00%	USD	12/20/2027	1,912,000	44,287	(4,103)	40,184
Sell	MSCS	The Southern Company	1.00%	USD	06/20/2026	847,000	14,977	(14,141)	836
Buy	BARC	Unisys Corporation	(5.00)%	USD	06/20/2028	286,000	4,346	(38,292)	(33,946)
Sell	MSCS	UnitedHealth Group Incorporated	1.00%	USD	12/20/2027	15,248,000	406,491	(335,362)	71,129
Sell	MSCS	Verizon Communications Inc.	1.00%	USD	06/20/2028	3,181,000	56,224	(2,900)	53,324
Sell	MSCS	Verizon Communications Inc.	1.00%	USD	12/20/2027	7,000,000	117,759	4,885	122,644
							$3,765,983	$(3,057,987)	$707,996

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional amounts are presented in the currency indicated in the table.

INDEX CREDIT DEFAULT SWAPTION CONTRACTS (CENTRALLY CLEARED)

Payer/ Receiver(a)	Reference Obligations	Strike Price	Currency	Expiry Date	Notional Amount	Value	Upfront Premiums (Received)/Paid	Unrealized Appreciation/ (Depreciation)
Payer	Markit CDX High Yield Index, Series 42, Payer Option	103.00	USD	08/21/2024	37,014,000	$(310,351)	$(518,196)	$207,845
Payer	Markit CDX High Yield Index, Series 42, Payer Option	103.00	USD	09/18/2024	49,352,000	(475,473)	(689,077)	213,604
						$(785,824)	$(1,207,273)	$421,449

(a)	If the Fund is a payer in the credit default swaption, the Fund has the right to enter into the underlying credit default swap where the Fund pays premiums and, if Fund is a receiver in the credit default swaption, the Fund has the right to enter into the underlying credit default swap where the Fund receives premiums.

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
JPM	Aberdeen Diversified Income and Growth Trust	GBP	90,974	10/31/2024	SONIA	40 bps	$91,453	$479
JPM	Aberdeen New India Investment Trust PLC	GBP	777,273	10/31/2024	SONIA	40 bps	802,968	25,695
JPM	Abrdn UK Smaller Cos Growth Trust PLC	GBP	1,850,490	10/31/2024	SONIA	40 bps	1,870,452	19,962
JPM	Baillie Gifford European Growth Trust PLC	GBP	490,200	10/31/2024	SONIA	40 bps	486,622	(3,578)
JPM	Baillie Gifford UK Growth Trust PLC	GBP	4,156,996	10/31/2024	SONIA	40 bps	4,182,578	25,582
JPM	Baillie Gifford US Growth Trust PLC	GBP	9,229,280	10/31/2024	SONIA	40 bps	9,229,280	-
JPM	Baker Steel Resources Trust, Ltd.	GBP	214,298	10/31/2024	SONIA	40 bps	218,671	4,373
JPM	Barings Emerging EMEA Opportunities PLC	GBP	251,862	10/31/2024	SONIA	40 bps	256,548	4,686
JPM	BlackRock Smaller Companies Trust PLC	GBP	2,056,712	10/31/2024	SONIA	40 bps	2,071,403	14,691
JPM	Brown Advisory US Smaller Companies PLC	GBP	192,915	10/31/2024	SONIA	40 bps	192,173	(742)

42

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
JPM	CQS Natural Resources Growth and Income PLC	GBP	422,970	10/31/2024	SONIA	40 bps	$418,446	$(4,524)
JPM	Edinburgh Worldwide Investment Trust PLC	GBP	14,623,379	10/31/2024	SONIA	40 bps	14,748,187	124,808
JPM	European Smaller Companies	GBP	5,190,416	10/31/2024	SONIA	40 bps	5,214,474	24,058
JPM	Henderson Opportunities Trust PLC	GBP	218,833	10/31/2024	SONIA	40 bps	220,389	1,556
JPM	Henderson Smaller Companies Inv Trust PLC	GBP	222,576	10/31/2024	SONIA	40 bps	223,986	1,410
JPM	Herald Investment Trust PLC	GBP	5,126,815	10/31/2024	SONIA	40 bps	5,200,938	74,123
JPM	Hipgnosis Songs Fund Ltd	GBP	521,434	10/31/2024	SONIA	35 bps	522,439	1,005
JPM	Invesco Select Trust PLC	GBP	18,380	10/31/2024	SONIA	40 bps	18,436	56
JPM	JPMorgan European Discovery Trust PLC	GBP	39,332,572	10/31/2024	SONIA	40 bps	39,417,158	84,586
JPM	JPMorgan UK Smaller Companies Inv Trust PLC	GBP	883,783	10/31/2024	SONIA	40 bps	900,725	16,942
JPM	Keystone Positive Change Investment Trust PLC	GBP	2,706,799	10/31/2024	SONIA	40 bps	2,706,799	-
JPM	Mercantile Investment Trust PLC	GBP	7,032,175	10/31/2024	SONIA	40 bps	7,157,470	125,295
JPM	MFF Capital Investments, Ltd.	AUD	820,469	10/31/2024	RBACOR	45 bps	837,020	16,551
JPM	Middlefield Canadian Income PC	GBP	1,654	10/31/2024	SONIA	40 bps	1,614	(40)
JPM	NB Global Corporate Income Trust	AUD	408,841	10/31/2024	RBACOR	45 bps	410,218	1,377
JPM	Pengana International Equities, Ltd.	AUD	214,360	10/31/2024	RBACOR	45 bps	214,360	-
JPM	Polar Capital Technology Trust PLC	GBP	2,277,969	10/31/2024	SONIA	40 bps	2,274,075	(3,894)
JPM	River & Mercantile UK Micro Cap Inv Co Ltd	GBP	873,153	10/31/2024	SONIA	40 bps	897,943	24,790
JPM	Schiehallion Fund, Ltd.	USD	55,306	10/31/2024	OBFR	40 bps	55,306	-
JPM	Schroder UK Mid Cap Fund PLC	GBP	295,706	10/31/2024	SONIA	40 bps	304,155	8,449
JPM	Schroders Capital Global	GBP	10,512	10/31/2024	SONIA	40 bps	10,088	(424)
JPM	Templeton EM Investment Trust PLC	GBP	2,785,466	10/31/2024	SONIA	40 bps	2,774,780	(10,686)
JPM	VGI Partners Global Investments, Ltd.	AUD	550,253	10/31/2024	RBACOR	45 bps	545,705	(4,548)
JPM	WAM Global, Ltd.	AUD	384,533	10/31/2024	RBACOR	45 bps	381,100	(3,433)
Total Long Position Contracts							$104,857,959	$568,605

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	4imprint Group PLC	GBP	(535,568)	10/31/2024	SONIA	(40) bps	$(535,568)	$-
JPM	Alpha Financial Markets Consulting PLC	GBP	(4,719)	10/31/2024	SONIA	(40) bps	(4,684)	35
JPM	Alpha Group International PLC	GBP	(69,139)	10/31/2024	SONIA	(40) bps	(71,824)	(2,685)
JPM	Alten SA	EUR	(37,171)	10/31/2024	ESTRON	(40) bps	(36,032)	1,139
JPM	Auction Technology Group PLC	GBP	(2,218)	10/31/2024	SONIA	(40) bps	(2,270)	(52)
JPM	Balfour Beatty PLC	GBP	(71,826)	10/31/2024	SONIA	(40) bps	(72,343)	(517)
JPM	Bellway PLC	GBP	(5,281)	10/31/2024	SONIA	(40) bps	(5,248)	33
JPM	Big Technologies PLC	GBP	(1,126)	10/31/2024	SONIA	(75) bps	(1,119)	7
JPM	BioMerieux	EUR	(36,180)	10/31/2024	ESTRON	(40) bps	(35,645)	535
JPM	Bloomsbury Publishing PLC	GBP	(41)	10/31/2024	SONIA	(40) bps	(40)	1
JPM	Bytes Technology Group PLC	GBP	(70,435)	10/31/2024	SONIA	(40) bps	(69,580)	855

Semi-Annual Report | April 30, 2024	43

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	Card Factory PLC	GBP	(663)	10/31/2024	SONIA	(40) bps	$(734)	$(71)
JPM	Central Asia Metals PLC	GBP	(2,930)	10/31/2024	SONIA	(40) bps	(3,009)	(79)
JPM	Chemring Group PLC	GBP	(248,120)	10/31/2024	SONIA	(40) bps	(249,116)	(996)
JPM	Clarkson PLC	GBP	(31,915)	10/31/2024	SONIA	(40) bps	(31,311)	604
JPM	Computacenter PLC	GBP	(72,344)	10/31/2024	SONIA	(40) bps	(72,625)	(281)
JPM	Conduits Holdings, Ltd.	GBP	(2,931)	10/31/2024	SONIA	(40) bps	(2,967)	(36)
JPM	Crest Nicholson Holdings PLC	GBP	(27,687)	10/31/2024	SONIA	(40) bps	(27,687)	-
JPM	CVS Group PLC	GBP	(28,111)	10/31/2024	SONIA	(40) bps	(28,197)	(86)
JPM	Dassault Systemes SE	EUR	(46,435)	10/31/2024	ESTRON	(40) bps	(45,525)	910
JPM	Diploma PLC	GBP	(426,669)	10/31/2024	SONIA	(40) bps	(428,085)	(1,416)
JPM	DiscoverIE Group PLC	GBP	(4,634)	10/31/2024	SONIA	(40) bps	(4,537)	97
JPM	Dunelm Group PLC	GBP	(238,809)	10/31/2024	SONIA	(40) bps	(243,854)	(5,045)
JPM	Edenred	EUR	(26,672)	10/31/2024	ESTRON	(40) bps	(26,381)	291
JPM	Elis SA	EUR	(84,224)	10/31/2024	ESTRON	(40) bps	(82,967)	1,257
JPM	Esker SA	EUR	(5,811)	10/31/2024	ESTRON	(40) bps	(5,596)	215
JPM	Experian PLC	GBP	(115,950)	10/31/2024	SONIA	(40) bps	(114,958)	992
JPM	Future PLC	GBP	(37,714)	10/31/2024	SONIA	(40) bps	(41,058)	(3,344)
JPM	Games Workshop Group PLC	GBP	(111,800)	10/31/2024	SONIA	(40) bps	(115,410)	(3,610)
JPM	Gamma Communications PLC	GBP	(3,863)	10/31/2024	SONIA	(40) bps	(3,857)	6
JPM	Genus PLC	GBP	(152,366)	10/31/2024	SONIA	(40) bps	(158,334)	(5,968)
JPM	Grafton Group PLC	GBP	(137,110)	10/31/2024	SONIA	(75) bps	(136,332)	778
JPM	Grifols SA	EUR	(26,518)	10/31/2024	ESTRON	(40) bps	(27,340)	(822)
JPM	Hollywood Bowl Group PLC	GBP	(343)	10/31/2024	SONIA	(40) bps	(341)	2
JPM	Hunting PLC	GBP	(16,905)	10/31/2024	SONIA	(40) bps	(16,811)	94
JPM	IMI PLC	GBP	(117,725)	10/31/2024	SONIA	(40) bps	(118,130)	(405)
JPM	Impax Asset Management Group PLC	GBP	(3,916)	10/31/2024	SONIA	(40) bps	(3,925)	(9)
JPM	Inchcape PLC	GBP	(109,095)	10/31/2024	SONIA	(40) bps	(109,850)	(755)
JPM	Intermediate Capital Group PLC	GBP	(299,872)	10/31/2024	SONIA	(40) bps	(307,486)	(7,614)
JPM	IPSOS	EUR	(69,801)	10/31/2024	ESTRON	(40) bps	(69,141)	660
JPM	Kainos Group PLC	GBP	(13,438)	10/31/2024	SONIA	(40) bps	(13,876)	(438)
JPM	Kering SA	EUR	(73,935)	10/31/2024	ESTRON	(40) bps	(72,196)	1,739
JPM	Man Group PLC	GBP	(158,559)	10/31/2024	SONIA	(40) bps	(165,364)	(6,805)
JPM	Morgan Advanced Materials PLC	GBP	(1,262)	10/31/2024	SONIA	(40) bps	(1,295)	(33)
JPM	Morgan Sindall Group PLC	GBP	(15,198)	10/31/2024	SONIA	(40) bps	(15,198)	-
JPM	Next Fifteen Communications	GBP	(243)	10/31/2024	SONIA	(40) bps	(247)	(4)
JPM	Ocado Group PLC	GBP	(117,769)	10/31/2024	SONIA	(40) bps	(117,769)	-
JPM	Oxford Instruments PLC	GBP	(325,655)	10/31/2024	SONIA	(40) bps	(337,606)	(11,951)
JPM	Oxford Nanopore Technologies PLC	GBP	(81,859)	10/31/2024	SONIA	(40) bps	(83,084)	(1,225)
JPM	Pagegroup PLC	GBP	(397)	10/31/2024	SONIA	(40) bps	(396)	1
JPM	Polestar Automotive Holding UK PLC	USD	(968,830)	10/31/2024	OBFR	(700) bps	(822,460)	146,370

44

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
April 30, 2024 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

						Financing
						Rate Spread		Unrealized
Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Paid/(Received) by Fund	Value	Appreciation/ (Depreciation)
Short Position Contracts
JPM	QinetiQ Group PLC	GBP	(227,545)	10/31/2024	SONIA	(40) bps	$(228,209)	$(664)
JPM	Reach PLC	GBP	(73)	10/31/2024	SONIA	(40) bps	(75)	(2)
JPM	Redrow PLC	GBP	(5,493)	10/31/2024	SONIA	(40) bps	(5,480)	13
JPM	Samsung Electronics Co., Ltd.	USD	(85,024)	10/31/2024	OBFR	(40) bps	(85,949)	(925)
JPM	Sartorius AG	EUR	(42,738)	10/31/2024	ESTRON	(40) bps	(41,575)	1,163
JPM	Scout24 SE	EUR	(52,356)	10/31/2024	ESTRON	(40) bps	(52,432)	(76)
JPM	SEB SA	EUR	(3,778)	10/31/2024	ESTRON	(40) bps	(3,679)	99
JPM	Senior PLC	GBP	(1,532)	10/31/2024	SONIA	(40) bps	(1,534)	(2)
JPM	Soitec	EUR	(17,346)	10/31/2024	ESTRON	(40) bps	(17,393)	(47)
JPM	Spie SA	EUR	(84,432)	10/31/2024	ESTRON	(40) bps	(84,481)	(49)
JPM	SSP Group PLC	GBP	(116)	10/31/2024	SONIA	(40) bps	(116)	-
JPM	Telecom Plus PLC	GBP	(52,114)	10/31/2024	SONIA	(40) bps	(53,406)	(1,292)
JPM	Verallia SA	EUR	(63,624)	10/31/2024	ESTRON	(40) bps	(63,589)	35
JPM	Vesuvius PLC	GBP	(26,373)	10/31/2024	SONIA	(40) bps	(26,622)	(249)
JPM	Watches of Switzerland Group PLC	GBP	(76,478)	10/31/2024	SONIA	(40) bps	(75,322)	1,156
JPM	WH Smith PLC	GBP	(7,263)	10/31/2024	SONIA	(40) bps	(7,114)	149
JPM	Wise PLC	GBP	(22,241)	10/31/2024	SONIA	(40) bps	(21,889)	352
JPM	Workspace Group PLC	GBP	(116)	10/31/2024	SONIA	(40) bps	(118)	(2)
Total Short Position Contracts							$(5,708,391)	$102,033

All Reference Obligations shown above for Total Return Swap Contracts are closed end funds and common stock.

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	Notional amounts are presented in U.S. dollar equivalent.

Semi-Annual Report | April 30, 2024	45

Saba Capital Income & Opportunities Fund	Consolidated Statement of Assets and Liabilities
April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at fair value (cost $289,702,007)	$301,288,705
Investment in affiliated fund, at fair value (cost $837,677)	758,010
Cash	820,462
Restricted cash	208,892,021
Foreign currency, at fair value (cost $4,388,588)	4,320,622
Receivables:
Investment securities sold	4,464,460
Collateral posted to clearing house for futures	2,187,607
Collateral posted to clearing house for centrally cleared derivatives	78,879,123
Collateral posted to secured party under tri-party arrangement for over-the-counter derivatives	61,454,866
Collateral posted to secured party under tri-party arrangement for loan facility	1,841,087
Dividend	644,192
Interest	2,475,727
Simple agreement for future equity contracts, at fair value (cost $6,321,841)	6,818,890
Unrealized appreciation on forward foreign currency contracts	889,398
Unrealized appreciation on futures contracts	1,498,050
Over-the-counter credit default swaps, at fair value (net upfront fees paid of $3,577,353)	4,272,499
Unrealized appreciation on total return swap contracts	760,062
Prepaid expenses	323,069
Total Assets	682,588,850

LIABILITIES:
Securities sold short, at fair value (proceeds $216,162,455)	211,222,849
Unrealized depreciation on TBA MBS forward contracts	1,347,981
Payables:
Notes payable (Note 7)	60,000,000
Payable for investment securities purchased	26,990,126
Accrued interest payable	2,255,690
Payable for investment management fees	351,622
Payable for trustees fees	4,930
Unrealized depreciation on forward foreign currency contracts	110,041
Unrealized depreciation on futures contracts	31,840
Centrally cleared credit default swaps, at fair value (net upfront fees received of $40,702,734)	41,656,658
Over-the-counter credit default swaps, at fair value (net upfront fees received of $519,366)	506,516
Centrally cleared credit default swaptions, at fair value (net upfront premiums received of $1,207,273)	785,824
Unrealized depreciation on total return swap contracts	89,424
Other accrued expenses	641,152
Total Liabilities	345,994,653
Net Assets	$336,594,197

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	526,384,074
Total distributable loss	(189,789,877)
NET ASSETS	$336,594,197
Net assets value per common share outstanding (net assets divided by 42,529,493 shares of beneficial interest authorized and outstanding, no par value)	$7.91

46

Saba Capital Income & Opportunities Fund	Consolidated Statement of Operations
For the Six Months Ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Interest	$16,118,608
Dividend (net of withholding taxes of $4,720)	6,217,816
Total Investment Income	22,336,424

EXPENSES:
Interest expense	6,486,704
Investment management fees (Note 4)	2,216,360
Dividend expense	1,480,240
Professional fees	214,783
Fund administration fees	143,972
Registration and filing fees	91,689
Transfer agent fees	57,851
Custodian fees	50,103
Insurance expense	44,547
Trustees fees	33,421
Miscellaneous expenses	162,751
Total Expenses	10,982,421
Waived and reimbursed fees (Note 5)	(271,268)
Net expenses	10,711,153
Net Investment Income	11,625,271

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments in securities	1,089,747
Investment in affiliated fund	(198,932)
Securities sold short	(10,894,266)
Forward foreign currency contracts	(2,523,659)
Futures contracts	(10,097,790)
TBA MBS forward contracts	6,557,881
Credit default swaps	(44,053,288)
Credit default swaptions	172,732
Total return swaps	26,341,187
Foreign currency transactions	480,441
Net realized loss	(33,125,947)
Net change in unrealized appreciation/(depreciation) on:
Investments in securities	28,201,803
Investment in affiliated fund	(79,667)
Securities sold short	232,995
Simple agreement for future equity contracts	67,734
Forward foreign currency contracts	797,177
Futures contracts	437,020
TBA MBS forward contracts	1,282,663
Credit default swaps	1,759,644
Credit default swaptions	421,449
Total return swaps	(406,744)
Foreign currency translation	(1,935,726)
Net change in unrealized appreciation	30,778,348
Net realized and unrealized loss	(2,347,599)
Net increase in net assets resulting from operations	$9,277,672

Semi-Annual Report | April 30, 2024	47

Saba Capital Income & Opportunities Fund	Consolidated Statements of Changes in Net Assets

	For the Period Ended	For the
	April 30, 2024	Year Ended October 31,
	(Unaudited)	2023
FROM OPERATIONS:
Net investment income	$11,625,271	$7,694,970
Net realized gain/(loss)	(33,125,947)	21,617,627
Net change in unrealized appreciation	30,778,348	1,283,599
Net increase in net assets resulting from operations	9,277,672	30,596,196

FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding return of capital)	(8,841,396)	(8,594,037)
Tax return of capital	(17,709,342)	(35,594,107)
Decrease in net assets from distributions to common shareholders	(26,550,738)	(44,188,144)
Net decrease in net assets	(17,273,066)	(13,591,948)
NET ASSETS:
Net assets, beginning of period/year	353,867,263	367,459,211
Net assets, end of period/year	$336,594,197	$353,867,263

48

Saba Capital Income & Opportunities Fund	Consolidated Statement of Cash Flows
For the Six Months Ended April 30, 2024 (Unaudited)

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$9,277,672
Adjustments to reconcile net increase in net assets resulting from operations to net cash flows used in operating activities:
Purchases of investment securities	(294,831,882)
Proceeds from disposition of investment securities	329,792,060
Proceeds from disposition of investment in affiliated fund	2,492,379
Proceeds from securities sold short	(7,184,290)
Net payments on derivative contracts	24,185,668
Amortization of premium and accretion of discount on investments	(2,680,265)
Net realized (gain)/loss on investments in securities	(1,089,747)
Net realized (gain)/loss on investments in in affiliated fund	198,932
Net realized (gain)/loss on securities sold short	10,894,266
Net realized (gain)/loss on forward foreign currency contracts	2,523,659
Net realized (gain)/loss on futures contracts	10,097,790
Net realized (gain)/loss on credit default swaps	44,053,288
Net realized (gain)/loss on credit default swaptions	(172,732)
Net realized (gain)/loss on total return swaps	(26,341,187)
Net realized (gain)/loss on TBA MBS forward contracts	(6,557,881)
Net realized (gain)/loss on foreign currency transactions	(480,441)
Change in unrealized (appreciation)/depreciation on investments in securities	(28,201,803)
Change in unrealized (appreciation)/depreciation on investments in affiliated fund	79,667
Change in unrealized (appreciation)/depreciation on securities sold short	(232,995)
Change in unrealized (appreciation)/depreciation on simple agreement for future equity contracts	(67,734)
Change in unrealized (appreciation)/depreciation on forward foreign currency contracts	(797,177)
Change in unrealized (appreciation)/depreciation on futures contracts	(437,020)
Change in unrealized (appreciation)/depreciation on credit default swaps	(1,759,644)
Change in unrealized (appreciation)/depreciation on credit default swaptions	(421,449)
Change in unrealized (appreciation)/depreciation on total return swaps	406,744
Change in unrealized (appreciation)/depreciation on TBA MBS forward contracts	(1,282,663)
Change in unrealized (appreciation)/depreciation on foreign currency translation	1,935,726
(Increase)/decrease in assets:
Collateral posted to clearing house for futures	(2,187,607)
Collateral posted to clearing house for centrally cleared derivatives	(66,717,756)
Collateral posted to secured party under tri-party arrangement for over-the-counter derivatives	7,035,736
Collateral posted to secured party under tri-party arrangement for loan facility	(1,175,053)
Dividend receivable	(508,436)
Interest receivable	(1,292,677)
Prepaid expenses	(42,222)
Increase/(decrease) in liabilities:
Accrued interest payable	436,872
Payable for investment management fees	(10,417)
Payable for trustees fees	1,310
Other accrued expenses	(244,008)
Net cash flows used in operating activities	(1,305,317)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term debt	(45,500,000)
Proceeds from long-term debt	52,600,000
Cash distributions paid	(26,550,738)
Foreign currency overdraft	(6,571,524)
Net cash used in financing activities	(26,022,262)

Effect of exchange rates on cash	(1,455,285)

Net change in cash & foreign currency	(28,782,864)
Cash, restricted cash & foreign currency, beginning of period	$242,815,969
Cash, restricted cash & foreign currency, end of period	$214,033,105

Cash paid for interest on loan during the period	6,049,832

Semi-Annual Report | April 30, 2024	49

Saba Capital Income & Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period Ended April 30, 2024(a)(k)		For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022(a)	For the Period Ended October 31, 2021(b)(c)		For the Year Ended February 28, 2021(c)	For the Year Ended February 28, 2020(c)
PER COMMON SHARE OPERATING PERFORMANCE
Net asset value - beginning of period/year	$8.32		$8.64	$9.86	$9.94		$10.60	$11.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)	0.27		0.18	0.05	0.10		0.32	0.60
Net realized and change in unrealized gain/(loss) on investments and unfunded loan commitments(d)	(0.06)		0.54	(0.21)	0.16		(0.64)	(0.46)
Total Income/(Loss) from Investment Operations	0.21		0.72	(0.16)	0.26		(0.32)	0.14

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income(d)	(0.21)		(0.20)	(0.31)	(0.12)		(0.34)	(0.62)
From tax return of capital(d)	(0.41)		(0.84)	(0.75)	(0.22)		(0.02)	-
Total Distributions to Common Shareholders	(0.62)		(1.04)	(1.06)	(0.34)		(0.36)	(0.62)

Accretion to net asset value resulting from share repurchases and tender offer(d)(e)	-		-	-	-		0.02	-
Total Capital Share Transactions	-		-	-	-		0.02	-
Net asset value per common share - end of period/year	$7.91		$8.32	$8.64	$9.86		$9.94	$10.60
Market price per common share - end of period/year	$7.15		$7.39	$7.84	$9.34		$9.26	$9.82

Total Investment Return - Net Asset Value(f)	3.23%		9.63%	(0.95)%	2.84%		(2.14)%	1.88%
Total Investment Return - Market Price(f)	5.05%		7.31%	(5.12)%	4.57%		(1.59)%	8.48%

Ratios to average net assets
Ratio of expenses including waivers to average net assets(h)(j)	6.10	%(g)	4.61%	2.36%	1.43	%(g)	2.26%	2.85%
Ratio of expenses excluding waivers to average net assets(j)	6.25	%(g)	4.73%	2.75%	1.60	%(g)	2.68%	2.86%
Ratio of net investment income including waivers to average net assets	6.62	%(g)	2.09%	0.49%	1.62	%(g)	3.37%	5.29%

SUPPLEMENTAL DATA
Portfolio turnover rate	51.00%		76.16%	99.00%	94.00%		56.00%	53.00%
Net assets attributable to common shares, end of period (000s)	$336,594		$353,867	$367,459	$419,710		$605,535	$782,813
Total shares outstanding (000s)(c)	42,529		42,529	42,529	42,529		60,920	73,894
Asset coverage, end of period per $1,000(i)	5,610		$6,689	$3,904	$9,394		$27,794	$3,478

Aggregate principal amount of borrowings, end of period (000s)	60,000		$52,900	$175,500	$50,000		$22,600	$315,900
Average borrowings outstanding during the period (000s)	77,500		$88,961	$124,674	$20,559		$211,066	$312,939

50

Saba Capital Income & Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period Ended		For the Year Ended	For the Year Ended	For the Period Ended		For the Year Ended	For the Year Ended
	April 30, 2024(a)(k)		October 31, 2023(a)	October 31, 2022(a)	October 31, 2021(b)(c)		February 28, 2021(c)	February 28, 2020(c)
SUPPLEMENTAL RATIOS
Ratios to average net assets
Ratio of expenses excluding dividend expense on securities sold short, interest expense and other fees related to revolving credit facility to average net assets(j)	1.56	%(g)	1.58%	1.67%	1.38	%(g)	2.13%	1.62%

Ratios to average net assets plus borrowings
Ratio of expenses including waivers to average net assets(h)(j)	4.99	%(g)	3.71%	1.79%	1.37	%(g)	1.72%	2.05%
Ratio of expenses excluding waivers to average net assets(j)	5.11	%(g)	3.81%	2.09%	1.54	%(g)	2.04%	2.06%
Ratio of expenses excluding dividend expense on securities sold short, interest expense and other fees related to revolving credit facility to average net assets(j)	1.28	%(g)	1.27%	1.27%	1.32	%(g)	1.30%	1.16%
Ratio of net investment income including waivers to average net assets	5.41	%(g)	1.69%	0.38%	1.56	%(g)	2.56%	3.81%

(a)	Consolidated financials.
(b)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.
(c)	Reflects a 1 for 2 reverse stock split effective May 20, 2022, see Note 8 in the accompanying Notes to Consolidated Financial Statements.
(d)	Calculated using average common shares outstanding.
(e)	Please see Note 8 in the accompanying Notes to Consolidated Financial Statements for additional information.
(f)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(g)	Annualized.
(h)	The Investment Adviser (See Note 1 and Note 5) has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(i)	Asset coverage ratio is presented to represent the coverage available to each $1,000 of borrowings. The asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings. Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.
(j)	Expense ratios do not include any acquired fund fees.
(k)	Unaudited.

Semi-Annual Report | April 30, 2024	51

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

NOTE 1 — ORGANIZATION

Saba Capital Income & Opportunities Fund (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “BRW”. The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The Fund invests globally in debt and equity securities of public and private companies, which includes, among other things, investments in closed-end funds, special purpose acquisition companies (“SPAC”), reinsurance and public and private debt instruments. The Fund also may utilize derivatives, including but not limited to, total return swaps, credit default swaps (“CDS”), options and futures, in seeking to enhance returns and/or to reduce portfolio risk. The Fund may also invest up to 15% of its total assets in private funds on a discretionary basis.

Saba Capital Management, L.P. (the “Investment Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are stated in United States dollars (“U.S. dollars”). The Fund is considered an investment company under Accounting Standards Codification (“ASC”) 946, “Financial Services – Investment Companies”, and follows the accounting and reporting guidance therein. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and the differences may be material.

The Fund is open for business every day the NYSE opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per common share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per common share of the Fund is calculated by dividing the value of the Fund’s assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the common shares by the number of common shares outstanding. The NAV per common share is made available for publication. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or sell shares of the Fund.

A. Financial Instrument Valuation. Investments for which market quotations are readily available are valued at fair market value. Securities (including common stock, closed end funds, investment trusts, preferred stock, unit trusts and SPACs) listed or traded on an exchange are valued at their last sales price or official closing price as of the close of the regular trading session on the exchange where the particular security at the last sale price as of the Market Close for such security provided by the CTA. Investments in money market funds are valued at NAV, which approximates fair market value. The private fund investment is valued at the NAV reported by the private fund’s general partner or Investment Adviser. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the private fund, their estimated values may differ significantly from the values that would have been used had a ready market for the private fund existed, and the differences could be material. Corporate bonds, convertible corporate bonds, mortgage-backed securities, sovereign debt obligations and senior loans are valued at mid-level prices provided by independent pricing services. Exchange traded derivatives such as warrants, rights, options and futures contracts are valued at last sales price on the valuation date or, if such price is not available, the mean between the last bid and ask prices (the “mid-price”) from the exchange on which they are principally traded. Non-exchange traded derivatives whose underlying reference assets are exchanged traded products (such as total return swaps) are fair valued using the last sales price or mid-price of the underlying reference asset. Other non-exchange traded derivatives (such as credit default swaps) are valued by independent pricing services, which use various techniques including industry standard pricing models, to determine the fair value of those instruments. Investments for which market quotations are not readily available (including common stock, preferred stock, participation agreements, SPACs, warrants and simple agreement for future equity contracts) are valued by third-party valuation specialists or at cost, which approximates fair market value.

52

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

B. Fair Value Measurement. Investments held by the Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Investment Adviser as the Fund’s valuation designee. In that role, it has established a Valuation Committee (the “Committee”) that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Investment Adviser (the “Valuation Policy”). Under Rule 2a-5, the Board has assigned to the Investment Adviser general responsibility for determining, in accordance with the Valuation Policy, the value of its investments. The Committee is led by the Investment Adviser’s Chief Financial Officer and is comprised of the Investment Adviser’s Chief Operating Officer/Chief Compliance Officer, Fund Accounting team, Chief Risk Officer (Trustee of the Fund) and Director of Operations, all of whom are independent of the Fund’s portfolio investment decisions. Additionally, Investment Adviser’s Portfolio Managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Committee. The majority of Committee members are independent of the Fund’s portfolio investment decisions. The Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

ASC 820 establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 – Quoted prices available in active markets for identical financial instruments as of the reporting date. An active market for the financial instrument is a market in which transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis, as well as at the reporting date. Investments classified within Level 1 primarily include money market funds, common stock, closed end funds, exchange traded funds, investment trusts, preferred stock, SPACs, exchange traded unit trusts, derivatives (including warrants, rights, options and futures contracts), and certain government bonds. The Investment Adviser does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 – Consists of financial instruments fair valued using inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. This category includes pricing inputs that are quoted prices for similar financial instruments in active markets or quoted prices for similar or identical financial instruments in markets that at times may not meet the definition of active. Derivatives are valued using observable inputs, such as quotations received from third party service providers, counterparties, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of a derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. If inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Level 3 – Pricing inputs that are unobservable for the financial instrument and includes situations where there may be little, if any, market activity for the financial instrument. The inputs into the determination of fair value could require significant management judgment or estimation. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be market data, which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.

Semi-Annual Report | April 30, 2024	53

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

The following table summarizes the valuation of the Fund’s financial instruments in accordance with the above fair value hierarchy levels as of April 30, 2024. Refer to the Consolidated Schedule of Investments for additional details.

Investments in Securities at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$35,966,346	$-	$35,966,346
Senior Loans***	-	49,161,508	-	49,161,508
Convertible Corporate Bond	-	137,134	-	137,134
Sovereign Debt Obligations**	-	8,466,601	-	8,466,601
Mortgage-Backed Securities	-	3,853,935	-	3,853,935
Common Stock	16,249,326	3,322,445	591,257	20,163,028
Closed End Funds	103,317,557	-	-	103,317,557
Investment Trusts	17,436,641	-	-	17,436,641
Preferred Stock	-	4,080	3,215,284	3,219,364
Participation Agreement***	-	-	-	-
Private Fund*	-	-	-	40,397,814
Unit Trust	15,229,231	-	-	15,229,231
Special Purpose Acquisition Companies***	17,402	-	9,270	26,673
Warrants***	511,732	32,552	6,070	550,354
Rights	118,670	-	-	118,670
Options****	2,071,925	-	-	2,071,925
Money Market Funds	1,171,924	-	-	1,171,924
Total	$156,124,408	$100,944,601	$3,821,881	$301,288,705

Investment in Affiliated Fund, at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed End Fund	$758,010	$-	$-	$758,010
Total	$758,010	$-	$-	$758,010

Securities Sold Short, at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Sovereign Debt Obligations**	$166,061,099	$-	$-	$166,061,099
Common Stock	30,916,780	-	-	30,916,780
Preferred Stock	51,464	-	-	51,464
Unit Trust	14,193,506	-	-	14,193,506
Total	$211,222,849	$-	$-	$211,222,849

Derivative Contracts, at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Simple Agreement for Future Equity Contracts	$-	$-	$6,818,890	$6,818,890
Forward Foreign Currency Contracts	-	889,398	-	889,398
Futures Contracts	1,498,050	-	-	1,498,050
Over-the-Counter Credit Default Swaps	-	4,272,499	-	4,272,499
Total Return Swaps	-	760,062	-	760,062
Total Assets	$1,498,050	$5,921,959	$6,818,890	$14,238,899

Liabilities
Forward Foreign Currency Contracts	$-	$110,041	$-	$110,041
Futures Contracts	31,840	-	-	31,840
TBA MBS Forward Contracts	-	1,347,981	-	1,347,981
Centrally Cleared Credit Default Swaps	-	41,656,658	-	41,656,658
Over-the-Counter Credit Default Swaps	-	506,516	-	506,516
Centrally Cleared Credit Default Swaptions	-	785,824	-	785,824
Total Return Swaps	-	89,424	-	89,424
Total Liabilities	$31,840	$44,496,444	$-	$44,528,284

*	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) as practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.
**	Investments classified in Level 1 include sovereign debt obligations issued by G10 countries. All other sovereign debt obligations are classified as Level 2.
***	The Fund held Level 3 investments that are priced at $0.
****	All options held by the Fund are exchange traded listed options.

54

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of April 30, 2024:

	Common Stock	Preferred Stock	Participation Agreement	Special Purpose Acquisition Companies	Warrants	Simple Agreement for Future Equity Contracts	Total
Balance as of October 31, 2023	$-	$3,067,747	$959,660	$292,435	$5,628	$6,429,315	$10,754,785
Realized gain/(loss)	-	-	-	(72)	-	-	(72)
Change in unrealized appreciation/(depreciation)	591,182	147,537	(959,660)	(283,018)	442	67,734	(435,783)
Purchases/commitments	-	-	-	-	-	321,841	321,841
Conversion	75	-	-	(75)	-	-	-
Balance as of April 30, 2024	$591,257	$3,215,284	$-	$9,270	$6,070	$6,818,890	$10,640,771
Net change in unrealized appreciation/(depreciation) included in Consolidated Statement of Operations attributable to Level 3 investments held at April 30, 2024	$591,182	$147,537	$(959,660)	$(283,018)	$442	$67,734	$(435,783)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of April 30, 2024:

				Inputs
Asset Category:	Fair value at April 30, 2024	Valuation Technique	Unobservable Inputs	Range		Weighted Average
Common Stock	$591,257	Market Approach	Discount for lack of marketability	21%	21%	21%

Preferred Stock	$3,215,284	Market Comparable Technique	Comparable Multiple	0.7x	9.52x	4.7x
		Backsolve Method	Volatility	70%	70%	70%

Special Purpose Acquisition Companies	$9,270	Market Approach	Discount for Lack of Marketability	16.6%	23.0%	19.8%

Simple Agreement for Future Equity Contracts	$6,818,890	Market Comparable Technique	Comparable Multiple	3.8x	6.3x	5.0x
		Monte Carlo Analysis	Volatility	60%	70%	68%
		Monte Carlo Analysis	Discount Rate	75%	80%	78%
		Transaction Price	Transaction Price	N/A	N/A	N/A

All Level 3 investments were valued at April 30, 2024 either using unadjusted prices provided by third-party valuation specialists or at cost.

C. Security Transactions and Revenue Recognition. Investment transactions are recorded on a trade-date basis. Dividend income and expense are recorded on the ex-dividend date. Interest income and expense are recorded on the accrual basis and include the amortization/accretion of premiums and discounts on fixed income securities using the effective interest method. Dividend and interest income are recorded net of applicable withholding taxes. Realized gains and losses from security transactions are computed on the basis of the identified cost of the securities sold or covered. Unrealized gains and losses are recognized in net change in unrealized appreciation (depreciation) on securities, derivatives and foreign currency translation on the Consolidated Statement of Operations. Expenses are recorded on the accrual basis as incurred.

Semi-Annual Report | April 30, 2024	55

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

D. Foreign Currency Translation. Assets and liabilities, including investments, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the closing rates of exchange on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.
(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Net realized currency translation gains or losses include the effects of currency movements between trade and settlement dates on investment transactions and the difference between amounts actually received or paid upon settlement. The Fund does not isolate that portion of the results of operations arising from the changes in foreign exchange rates from changes in market prices of investments held. Such fluctuations are included in either net realized gains (losses) on securities and derivative transactions or net change in unrealized appreciation (depreciation) on securities and derivative transactions in the Consolidated Statement of Operations. Foreign currency translation gains and losses on assets and liabilities (excluding investments) are included in either net realized gains (losses) on foreign currency transaction or net change in unrealized appreciation (depreciation) on foreign currency translation.

E. Cash and Foreign Currency. Cash and foreign currency balances are held in custodial accounts at the Bank of New York Mellon and are reflected on the Consolidated Statement of Assets and Liabilities.

F. Restricted Cash. At April 30, 2024, the Fund held restricted cash in connection with certain securities sold short. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

G. Derivatives. Derivatives may be traded on regulated exchanges or in the over-the-counter (“OTC”) markets. In seeking to limit the credit risk associated with transactions in the OTC market, the Fund conducts business only with recognized financial institutions, the financial condition of which is monitored by the Investment Adviser.

In addition, the Fund’s OTC derivative contracts subject to International Swaps and Derivative Association (“ISDA”) Master Agreements which contain provisions that may require the Fund to comply with certain covenants (including minimum NAV and performance based thresholds) and other provisions (occurrence of a credit event) that may call for early termination and settlement of the derivative at its then fair value. The aggregate fair value of all derivative instruments subject to those covenants and provisions that are in a net liability position at April 30, 2024 is $1,382,871. During the period ended April 30, 2024, the Fund did not trigger covenants related to minimum NAV and performance based thresholds.

With futures and cleared swaps, the central counterparty clearinghouses (“CCPs” or “clearinghouses”), as counterparty to such instruments, guarantees against a possible default. The clearinghouses stand between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouses. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including bankruptcy or insolvency). Additionally, credit risk exists in futures and cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund. Cash that is posted to the clearinghouses for initial margin and variation margin is reflected on the Consolidated Statement of Assets and Liabilities under collateral posted to clearing house for centrally cleared derivatives and collateral posted to clearing house for futures.

1. Option Contracts: The Fund may buy or write put and call options through listed exchanges and the OTC market, as a part of its investment strategy. An option contract provides its owner the right, but not the obligation, to buy or sell specified amounts of a financial instrument, commodity, or currency, at a contracted price during a specified period or a specified date. The Fund has elected to classify listed options as investments in securities.

A credit default swaption is a contract that provides the holder with the right, but not the obligation, to enter into a credit default swap (“CDS”) in the future. Credit default swaptions can either be payer swaptions or receiver swaptions. If a payer swaption, the option holder has the right to enter into a CDS where they pay premiums; and, if a receiver swaptions, the option holder receives premiums.

2. Simple Agreement for Future Equity (“SAFE”) Contracts: The Fund has entered into SAFEs with various companies, as a part of its investment strategy. A SAFE is an agreement between the Fund and a company that grants the Fund the right to certain shares of the company’s stock subject to certain negotiated terms unique to each contract. The aggregate cost and fair value are included in the Consolidated Statement of Assets and Liabilities. Unrealized gains and losses are included in the Consolidated Statement of Operations.

56

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

3. Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts, primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Consolidated Schedule of Investments. Realized and unrealized gains and losses are included in the Consolidated Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Consolidated Schedule of Investments.

4. TBA MBS Forward Contracts: The Fund has entered into To Be Announced (“TBA”) MBS Forward Contracts, as a part of its investment strategy. TBA forwards are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must be specified terms, including issuer, rate, and mortgage terms. When entering into TBA forwards, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transactions. TBA forwards involve a risk of loss if the value of the security to be purchased or sold decline or increase, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

5. Futures Contracts: The Fund may enter into futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset or index at a specified price on a specified date. The purchase and sale of futures requires margin deposits with a futures commission merchant (“FCM”) equal to a certain percentage of the contract amount. Subsequent payments of variation margin are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract. Futures contracts mitigate the Fund’s exposure to counterparty risk since futures contracts are exchange-traded; and the exchange’s FCM, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to the Fund’s pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

6. Swap Contracts: The Fund expects to enter into various swap agreements including, but not limited to CDS and total return swaps, as a part of its investment strategy. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference paid by one party to the other.

The fair value of open swaps reported in the Consolidated Schedule of Investments may differ from that which would be realized if the Fund terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position and collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the counterparty posting collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

Swap agreements may also be centrally cleared through a clearing house (“cleared swaps”), where immediately following execution of the swap contract, the swap contract is novated to the CCP and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Pursuant to the contract, the Fund agrees to receive from or pay to the broker. Cleared swaps mitigate the Fund’s exposure to counterparty risk since the CCP, as the counterparty to all cleared swaps, guarantees the swap contracts against default.

a. Credit Default Swaps: CDS contracts involve an arrangement between the Fund and a counterparty which allows the Fund to protect against losses (when the Fund purchases a CDS) incurred as a result of default by a specified reference entity. Generally, the Fund pays or receives a premium upfront and continues to pay periodic interest payments while the counterparty agrees to make a payment to compensate the Fund for losses upon the occurrence of a specified credit event. Alternatively, when the Fund sells a CDS, it receives premium payments in exchange for assuming the credit risk of the specified reference entity. Generally, the counterparty pays or receives a premium upfront and continues to pay periodic interest payments while the Fund agrees to make a payment to compensate the counterparty for losses upon the occurrence of a specified credit event. Although contract-specific, credit events generally include bankruptcy, failure to pay, and restructuring. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss in the Consolidated Statement of Operations. When the contract is terminated prior to the occurrence of a credit event, the Fund records a realized gain or loss equal to the difference between the close-out price of the CDS contract and the original contract price. Upfront fees are recorded as components of the costs or proceeds to the CDS contract and amortized over the life of the contract on a straight line basis. During the period ended April 30, 2024, the Fund had been both a purchaser and a seller of CDS contracts.

Semi-Annual Report | April 30, 2024	57

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

b. Total Return Swaps: Total return swap contracts involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index, specified interest rates for fixed rate payments, and the notional amount of the swap contract.

7. Offsetting Assets and Liabilities and Counterparty Risk: In connection with its derivative activities, the Fund generally enters into master netting agreements and collateral agreements with its counterparties. These agreements provide the Fund with the right, in the event of a default by the counterparty (such as bankruptcy or a failure to pay or perform), to net a counterparty’s rights and obligations under the agreement and to liquidate and setoff collateral against any net amount owed by the counterparty. The Fund’s policy is generally to receive cash posted as collateral (with rights of re-hypothecation), irrespective of the enforceability determination regarding the master netting and collateral agreement.

The following tables present information about the offsetting of OTC derivatives and related collateral amounts.

Offsetting of Derivative Assets as of April 30, 2024

	Gross Amounts of	Amounts not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Recognized Assets	Offsetting Liability(a)	Collateral Received(b)	Net Exposure
Barclays Bank PLC	$460,859	$(460,859)	$-	$-
Goldman Sachs International	1,830,696	(10,767)	(900,000)	919,929
JPMorgan Chase Bank, N.A.	2,089,299	(199,465)	-	1,889,834
Morgan Stanley Capital Services	1,541,105	-	(1,460,000)	81,105
	$5,921,959	$(671,091)	$(2,360,000)	$2,890,868

Offsetting of Derivative Liabilities as of April 30, 2024

	Gross Amounts of	Amounts not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Recognized Liabilities	Offsetting Asset(a)	Collateral Pledged(b)	Net Exposure
Barclays Bank PLC	$(495,749)	$460,859	$34,890	$-
Goldman Sachs International	(10,767)	10,767	-	-
JPMorgan Chase Bank, N.A.	(199,465)	199,465	-	-
Morgan Stanley & Company	(1,347,981)	-	1,347,981	-
	$(2,053,962)	$671,091	$1,382,871	$-

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities. .
(b)	Collateral pledged/received is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged/received may exceed these amounts and may fluctuate in value.

58

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

8. Collateral posted to Secured Party under Tri-Party Arrangements for OTC Derivatives: In compliance with the 1940 Act, the Fund has entered into third party custodial arrangements with all OTC counterparties whereby initial and variation margin is held in segregated accounts at the Bank of New York Mellon. Such amounts may only be accessed by the counterparties after certain Fund defaults (including bankruptcy) or following any applicable remedies under the Fund’s ISDA Master Agreements. These accounts are separately disclosed on the Consolidated Statement of Assets and Liabilities.

The following table, grouped by risk exposure, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of April 30, 2024.

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Credit Risk
Credit Default Swaps	Credit default swaps, at fair value	$4 ,272,499	$42,163,174
Credit Default Swaptions	Credit default swaptions, at fair value	-	785,824

Equity/Market Risk
Options	Investments in securities at fair value	2,071,925	-
Simple Agreement for Future Equity Contracts	Unrealized appreciation/depreciation on simple agreement for future equity contracts	6,818,890	-
Futures Contracts	Unrealized appreciation/depreciation on futures	1,498,050	31,840
Total Return Swaps	Unrealized appreciation/depreciation on total return swap contracts	760,062	89,424

Foreign Exchange Risk
Forward Foreign Currency Contracts	Unrealized appreciation/depreciation on forward foreign currency contracts	889,398	110,041

Interest Rate Risk
TBA MBS Forward Contracts	Unrealized appreciation/depreciation on TBA MBS forward contracts	-	1,347,981
Total		$16,310,824	$44,528,284

Semi-Annual Report | April 30, 2024	59

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

The following table provides information about the effect of derivatives on the Fund’s Consolidated Statement of Operations for the period ended April 30, 2024.

Risk Exposure	Consolidated Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Credit Risk
Credit Default Swaps	Net realized gain/(loss) on credit default swaps/ Net change in unrealized appreciation/(depreciation) on credit default swaps	$(44,053,288)	$1,759,644
Credit Default Swaptions	Net realized gain/(loss) on credit default swaptions/ Net change in unrealized appreciation/(depreciation) on credit default swaptions	172,732	421,449

Equity/Market Risk
Options	Net realized gain/(loss) on investments in securities/ Net change in unrealized appreciation/(depreciation) on investments in securities	(2,838,084)	(413,115)
Simple Agreement for Future Equity Contracts	Net realized gain/(loss) on simple agreement for future equity contracts/Net change in unrealized appreciation/(depreciation) on simple agreement for future equity contracts	-	67,734
Futures Contracts	Net realized gain/(loss) on futures contracts/ Net change in unrealized appreciation/(depreciation) on futures contracts	(10,097,790)	437,020
Total Return Swaps	Net realized gain/(loss) on total return swaps/ Net change in unrealized appreciation/(depreciation) on total return swaps	26,341,187	(406,744)

Foreign Exchange Risk
Forward Foreign Currency Contracts	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(deprecation) on forward foreign currency contracts	(2,523,659)	797,177

Interest Rate Risk
TBA MBS Forward Contracts	Net realized gain/(loss) on TBA MBS forward contracts/Net change in unrealized appreciation/(deprecation) on TBA MBS forward contracts	6,557,881	1,282,663
Total		$(26,441,021)	$ 3,945,828

60

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

The following table provides information related to the Fund’s use of derivative contracts based on a quarterly average of outstanding notional amounts for the period ended April 30, 2024. These notional amounts are based on notional quantity which may be different from the notional in risk terms.

	Notional Amounts
Risk Exposure	Long	Short
Credit Risk
Credit Default Swaps(1)	$818,766,605	$290,735,220
Credit Default Swaptions	-	43,183,000

Equity/Market Risk
Options(2)	62,972,000	-
Simple Agreement for Future Equity Contracts	6,409,445	-
Futures Contracts	4,284,716	56,897,906
Total Return Swaps	114,680,928	5,216,138

Foreign Exchange Risk
Forward Foreign Currency Contracts	67,333,519	8,333,670

Interest Rate Risk
TBA MBS Forward Contracts	370,230,000	-

(1)	Long notional value represents sell protection and short notional value represents purchase protection.
(2)	Long notional value represents purchased call and written put options and short notional value represents purchased put and written call options.

H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax periods in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

I. Distributions to Common Shareholders. For the period November 1, 2023 through December 31, 2023, the Board authorized a managed distribution plan pursuant to which the Fund made monthly distributions to shareholders at an initial annual minimum fixed rate of 12.00%, based on the average NAV of the Fund’s common shares for the month ending June 30, 2023. The Fund calculated the average net asset value for the month ending June 30, 2023 based on the number of Business Days in that month on which the net asset value was calculated. The distribution was calculated as 12.00% of the average net asset value for the month ending June 30, 2023, divided by twelve.

On December 22, 2023, the Board authorized the current Managed Distribution Plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed amount of $0.085 per share. This fixed distribution amount excludes special dividends (which are not paid pursuant to the Managed Distribution Plan), including the special dividend paid during the current fiscal period in January 2024.

The Fund will generally distribute amounts necessary to satisfy the Fund’s Managed Distribution Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The Managed Distribution Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the Managed Distribution Plan will be successful in doing so.

No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Semi-Annual Report | April 30, 2024	61

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The Managed Distribution Plan provides that the Board may amend the terms of the Managed Distribution Plan or terminate the Managed Distribution Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the Fund to terminate the Managed Distribution Plan. An amendment or termination of the Managed Distribution Plan could have an adverse effect on the market price of the Fund’s common shares. The Managed Distribution Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

J. Dividend Reinvestments. The Fund maintains a Shareholder Reinvestment Program (the “Program”) that allows participating shareholders to reinvest all dividends (“Dividends”) in additional common shares of the Fund. Pursuant to the Program, ALPS Fund Services, Inc. (“ALPS”), the Program administrator, purchases, from time to time, common shares on the open market to satisfy Dividend reinvestments. Such common shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Fund’s common shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new common shares are issued by the Fund at the greater of (i) NAV or (ii) the market price of the common shares during the pricing period, minus a discount of 5%. Common shares issued by the Fund under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by submitting a completed participation form to ALPS, the Program administrator. The Program administrator will credit to each participant’s account funds it receives from Dividends paid on common shares of the Fund registered in the participant’s name. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full common shares in the account. Fractional common shares will be held and aggregated with other fractional common shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

Participants will pay a pro rata share of brokerage commissions with respect to the Program administrator’s open market purchases in connection with the reinvestment of Dividends.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in common shares under the Program will be treated as having received a Dividend equal to either (i) if common shares are issued under the Program directly by the Trust, generally the fair market value of the common shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of common shares on its behalf in the open market.

Additional information about the Program may be obtained by contacting the Program administrator at 844-460-9411 or BRWSabaCapital@dstsystems.com.

K. Share Offerings. The Fund issues shares under various shelf registration statements, whereby the net proceeds received by the Fund from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

L. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims to be remote.

M. Basis of Consolidation. The Fund invests in certain investments through its investment in BRW SPV I. BRW SPV I is a Cayman Islands exempted company with limited liability and is a wholly-owned subsidiary of the Fund. The accompanying consolidated financial statements include all assets, liabilities, and results of operations of the Fund and BRW SPV I. All material intercompany accounts and transactions have been eliminated upon consolidation. For tax purposes, the Fund is required to increase its net taxable income by its share of the BRW SPV I’s income. Net taxable losses incurred by the BRW SPV I cannot offset income earned by the Fund and cannot be carried back or forward by the BRW SPV I to offset income from prior or future years.

62

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

NOTE 3 — INVESTMENTS

For the period ended April 30, 2024, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $294,831,882 and $329,792,060, respectively. The fair value of these assets is established as set forth in Note 2.

At April 30, 2024, the Fund held senior loans valued at $49,161,508, which represent 14.61% of its total net assets. The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

At April 30, 2024, the Fund held corporate bonds and sovereign debt obligations valued at $35,966,346 and $8,466,601, respectively, which represent 10.69% and 2.52% of its total net assets, respectively. Changes in short-term market interest rates will directly affect the yield on variable rate notes. If short-term market interest rates fall, the yield on variable rate notes will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the common shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

At April 30, 2024, the Fund held mortgage-backed securities (“MBS”) valued at $3,853,935, which represent 1.14% of its total net assets. MBS are created from pools of residential loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Some MBS may come in the form of interest-only or principal only strips (stripped MBS or “SMBS”) SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. At April 30, 2024, all MBS held by the Fund were IO strips.

Certain common and preferred stock, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Fund. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

At April 30, 2024, the Fund held SPACs valued at $26,673, which represent 0.01% of its total net assets. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC’s management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Shareholders in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s initial public offering (“IPO”) price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account.

At April 30, 2024, the Fund held closed end mutual funds and investment trusts (globally) valued at $103,317,557 and $17,436,641, respectively, representing 30.69% and 5.18% of its total net assets, respectively. Closed-end mutual funds and investment trusts are collective investment vehicles issuing a fixed number of shares which are not redeemable from the fund. Shares can be purchased and sold in the market and are subject to market fluctuations. Additionally, the Fund held an investment in an affiliated closed-end mutual fund, Saba Capital Income & Opportunities Fund II valued at $758,010, representing 0.23% of its total net assets (see Note 6).

At April 30, 2024, the Fund held an investment in an unaffiliated private fund, Stone Ridge Opportunities Fund Feeder LP (“Stone Ridge Feeder Fund”), valued at $40,397,814, which represent 12.00% of its net assets. Stone Ridge Feeder Fund is a Cayman Islands exempted limited partnership which invests substantially all of its investable assets in Stone Ridge Reinsurance Opportunities Fund LP (“Stone Ridge Master Fund”). Stone Ridge Master Fund’s investment objective is to achieve long-term capital appreciation by investing primarily in shares or notes issued in connection with quota shares and, to a lesser extent, other reinsurance related securities, including shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance shares or notes issued in connection with industry loss warranties, event-linked or catastrophe bond, event-linked swaps and/or derivatives linked to any of the foregoing (collectively, “reinsurance-related securities”). At April 30, 2024, the Fund does not have any outstanding capital commitments to Stone Ridge Feeder Fund. The Fund may only make withdrawals from Stone Ridge Feeder Fund on an annual basis at December 31, subject to notice by October 15 of the year immediately prior to the year in which the withdrawal request date occurs.

Semi-Annual Report | April 30, 2024	63

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

At April 30, 2024, the Fund held warrants valued at $550,354, which represent 0.16% of its net assets. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Fund’s managed assets. For purposes of the Management Agreement, managed assets (“Managed Assets”) are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons, to 1.05% of Managed Assets plus 0.30% of average daily net assets. For the period ended April 30, 2024, $269,284 of fees were waived and reimbursed.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. For the period ended April 30, 2024, none of the fees waived were recouped.

Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Consolidated Statement of Operations totaling $269,284. Amounts payable by the Investment Adviser are reflected on the accompanying Consolidated Statement of Assets and Liabilities.

As of April 30, 2024, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

April 30, 2024	April 30, 2025	April 30, 2026	April 30, 2027	Total
$-	$735,614	$1,409,995	$433,496	$2,579,105

64

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

The expense limitation agreement is contractual through July 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

At April 30, 2024, entities advised by Saba Capital Management, L.P. owned approximately 3.17% of the Fund.

Effective on January 1, 2024, Saba Capital Management, L.P. replaced Franklin Templeton Advisers, Inc. as the investment adviser to Saba Capital Income & Opportunities Fund II (formerly known as the Templeton Global Income Fund). As a result, the Fund’s previously held unaffiliated investment in an investment company became an investment in an affiliated investment company. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest in SABA for the purpose of exercising a controlling influence over the management or policies and owns less than 25% of SABA’s outstanding shares. As such it is deemed a non-controlled affiliate. Effective January 1, 2024, management fees borne by the Fund in connection with its investment in SABA are waived are included in the Waived and reimbursed fees in the Consolidated Statement of Operations. There were no other investments in affiliated entities for the period November 1, 2024 through April 30, 2024.

The following table summarizes the transactions with affiliates for the period January 1, 2024, through April 30, 2024:

	Value at January 1, 2024	Purchases	Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2024	Number of Shares Held at April 30, 2024	Investment Income
Non‐Controlled Affiliates
Saba Capital Income & Opportunities Fund II	$3,528,988	$-	$(2,492,379)	$(198,932)	$(79,667)	$758,010	201,064	$51,636
Total Affiliated Securities	$3,528,988	$-	$2,492,379	$198,932	$79,667	$758,010		$51,636

NOTE 7 — GUARANTEES AND COMMITMENTS

Effective July 20, 2021, the Fund has entered into a revolving credit agreement, collateralized by assets of the Fund. As of April 30, 2024, the credit agreement, as subsequently amended, enables the Fund to borrow up to $125,000,000 and has a final maturity date of January 20, 2025. Borrowing rates under this agreement are based on a fixed spread over the SOFR, and a commitment fee is charged on the unused portion. The amount of borrowings outstanding at April 30, 2024, was $60,000,000. The weighted average interest rate on outstanding borrowings at April 30, 2024 was 6.19%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 8.78% of total assets at April 30, 2024. Average borrowings for the period ended April 30, 2024 were $77,500,000 and the average annualized interest rate was 6.16% excluding other fees related to the unused portion of the facility, and other fees.

In the normal course of trading activities, the Fund trades and holds certain derivatives which constitute guarantees under ASC 460-10, “Guarantees”. Such contracts include credit default swaps (index and single name) where the Fund is a provider of credit protection on an underlying instrument The maximum payouts for such credit default swaps (index and single name) is limited to the notional amounts of each contract and would be offset by recovery amounts on the underlying reference obligations or if the Fund holds offsetting contracts for the same underlying reference obligations.

As a part of the Fund’s investment strategy, the Fund is both a provider and purchaser of credit protection of multiple reference obligations. During periods of market stress, credit protection that has been purchased may act as a hedge for credit protection that has been provided on different reference obligations. Similarly, as a part of the Fund’s investment strategy, the Fund may be a provider of credit protection and be short the underlying reference obligation, which also may reduce the Fund’s exposure. At April 30, 2024, there were no offsetting purchase credit protection contracts that offset the sell credit protection contracts.

Semi-Annual Report | April 30, 2024	65

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

NOTE 8 — CAPITAL SHARES

As of April 30, 2024, there were 42,529,493 shares issued and outstanding. Transactions in capital shares and U.S. dollars were as follows:

Year or	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease) in shares outstanding	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease)
period ended	#	#	#	($)	($)	($)
04/30/2024	–	–	–	–	–	–
10/31/2023	–	–	–	–	–	–
10/31/2022	–	–	–	–	–	–
10/31/2021	(164,609)	(18,226,686)	(18,391,295)	(1,536,542)	(176,835,308)	(178,371,850)

Effective May 20, 2022, the Fund completed a reverse stock split (the “Reverse Split”) of the Fund’s common shares at a ratio of 1-for-2. The Reverse Split reduced the number of the Fund’s authorized common shares from 85,058,986 shares to 42,529,493 shares.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax character of the distributions paid during the years ended October 31, 2023 and October 31, 2022, respectively, were as follows:

	October 31, 2023	October 31, 2022
Distributions Paid From:
Ordinary Income	$8,594,037	$13,029,565
Net Long-Term Capital Gain		-
Return of Capital	35,594,107	31,967,059
Total Distributions Paid	$44,188,144	$44,996,624

Components of Distributable Earnings on a Tax Basis: At October 31, 2023, permanent differences in book and tax accounting were reclassified.

These differences had no effect on net assets and were primarily attributed to differences in the treatment of a wholly owned controlled foreign corporation.

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Total Distributable Earnings
Saba Capital Income & Opportunities Fund	$8,966,377	$(8,966,377)

As of the year ended October 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

(Over)/Undistributed Ordinary Income	$–
Accumulated Capital Gains/(Losses)	(140,775,258)
Unrealized Appreciation/(Depreciation)	(19,993,878)
Other Cumulative Effect of Timing Differences	(11,747,675)
Total	$(172,516,811)

66

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
April 30, 2024 (Unaudited)

At October 31, 2023, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost of investments for federal income tax purposes were as follows:

Cost of investments for income tax purposes	$322,628,536
Gross appreciation (excess of value over tax cost)	505,479,579
Gross depreciation (excess of tax cost over value)	(524,883,365)
Net depreciation of foreign currency and derivatives	(590,092)
Net unrealized depreciation	$(19,993,878)

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the year ended October 31, 2023, the Fund had non-expiring accumulated capital loss carryforwards as follows:

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Fund	Short Term	Long Term	Total
Saba Capital Income & Opportunities Fund	$616,812	$140,158,446	140,775,258

Capital loss carryovers used during the year ended October 31, 2023, were $21,911,226.

The Fund’s major tax jurisdictions are U.S. federal and New York State.

As of April 30, 2024, no provision for income tax is required in the Fund’s consolidated financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 10 — SUBSEQUENT EVENTS

Subsequent to April 30, 2024 and through the date of issuance of the Fund’s consolidated financial statements, the Fund paid the following dividends:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.085	04/30/2024	05/09/2024	05/31/2024
$0.085	05/31/2024	06/11/2024	06/28/2024

Semi-Annual Report | April 30, 2024	67

Saba Capital Income & Opportunities Fund	Additional Information
April 30, 2024 (Unaudited)

PROXY VOTING INFORMATION

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Investment Adviser. Proxies for the portfolio securities are voted in accordance with the Investment Adviser’s proxy voting guidelines. To the extent the Fund invests in investment companies, it will generally (i) seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, (ii) vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company (the “Mirror Vote”) or (iii) elect to not submit a proxy vote.

In the event the Investment Adviser believes that it may have a conflict of interest relative to a specific proxy vote for a portfolio holding, the Investment Adviser shall vote such proxies, on behalf of its various funds or clients in accordance with any of the following, in the Investment Adviser’s good faith discretion: (i) the recommendation of Glass, Lewis & Co., LLC; (ii) the recommendation adopted by an Independent Board (even if such Board made its determination only on behalf of the fund which it serves and not on behalf of the other funds or clients invested in the holding with the proxy at issue); or (iii) in the case of the Fund, the Mirror Vote.

Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended October 31 is available without charge on the Fund’s website at www.sabacef.com and (2) on the SEC’s website at www.sec.gov..

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at www.sabacef.com

TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2023, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

Fund	Dividend Received Deduction	Qualified Dividend Income
Saba Capital Income & Opportunities Fund	9.29%	12.63%

68

Consideration and Approval of the
Saba Capital Income & Opportunities Fund	Investment Management Agreement
April 30, 2024 (Unaudited)

At a meeting held on March 22, 2024 (“Meeting”), the Board of Trustees (the “Board”) of Saba Capital Income & Opportunities Fund (the “Fund”), including all of the trustees who are not “interested persons” as defined in the as defined in Section 2(a)(19) Investment Company Act of 1940 (“Independent Trustees”), reviewed, considered and unanimously approved the renewal of the Investment Management Agreement (the “Management Agreement”) between Saba Capital Management, L.P. (“Saba Capital”) and the Fund for an additional one year period. The Independent Trustees met in executive session with counsel to the Independent Trustees to review, discuss, and consider materials which had been distributed to them in advance of the meeting and prepared by Saba Capital, including responses to a questionnaire provided by counsel to the Independent Trustees with respect to certain matters that counsel believed relevant to the approval of the renewal of the Management Agreement under Section 15 of the Investment Company Act of 1940. In addition, the Board met with representatives from Saba Capital and had the opportunity to ask them questions.

In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Independent Trustee’s business judgment after consideration of the information as a whole. Each independent Trustee may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

The principal factors and conclusions that formed the basis for the Board, including a majority of Independent Trustees, determinations to approve the renewal of the Management Agreement are discussed below.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund under the Management Agreement. The Board discussed the services provided by Saba Capital to the Fund as well as Saba Capital’s key personnel providing these services. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund by Saba Capital under the Management Agreement.

Performance. In considering whether to approve the renewal of the Management Agreement, the Board reviewed the investment performance of the Fund over the past year and since Saba Capital was approved as the Fund’s investment adviser (June 4, 2021) and compared it to the Fund’s benchmark and selected peer group. The Board noted that from June 4, 2021, to March 6, 2024, the Fund had a positive return of 11.9%. The Board further noted that the Fund, for the period ending on December 31, 2023, had outperformed all other funds in its peer group over the two and three year periods. The Board also considered factors that contributed to the Fund lagging behind its peer group for the one-year period and Saba Capital’s explanation that the lag was largely related to the Fund’s defensive positioning, with approximately 50% average high yield equivalent long exposure.

The Board also noted the long-term experience of the principals of Saba Capital in managing securities portfolios, as well as their longstanding experience in seeking out opportunities in the market that have attractive risk reward characteristics. The Board noted satisfaction with the current performance of the Fund and for the period since Saba Capital became the Fund’s investment adviser.

Fees and Expenses. In reviewing the fees and expenses for the Fund, the Board considered that Saba Capital’s net management expense was slightly above the average for its peer group and Saba Capital’s net total expense ratio was above average compared to its peer group. The Board then considered the fact that the advisory fee charged by Saba Capital to the Fund was among the lowest total fees charged by Saba Capital and that Saba Capital was still subject to an expense limitation agreement to keep fees lower. The Board separately determined that the advisory fee payable to Saba Capital was not unreasonable in light of the nature, extent and quality of the services that Saba Capital provides to the Fund. Based on the factors above, the Board concluded that the advisory fee is not unreasonable.

Profitability. The Board considered information regarding the profits realized by Saba Capital in connection with the operation of the Fund. Saba Capital provided the Board with a summary and analysis of its costs and pre-tax profitability with respect to the management of the Fund. The Board concluded that Saba Capital’s profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs and nature of services, was not excessive.

Economies of Scale. The Board considered whether Saba Capital would realize economies of scale with respect to the management services provided to the Fund. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board considered that Saba Capital believed that there could be economies of scale realized if the Fund did grow in size. The Board also noted that Saba Capital had recently become the investment adviser for Saba Capital Income & Opportunities Fund II (formerly Templeton Global Income Fund) and further considered that there was an opportunity for Saba Capital to continue to attempt to reduce certain third-party service provider fees and negotiate for certain lower fees in the service contracts through Saba Capital’s continued acquisition of additional registered funds. The Board also considered the extent to which economies of scale realized by Saba Capital could be shared with the Fund through fee waivers and expense reimbursements.

Semi-Annual Report | April 30, 2024	69

Consideration and Approval of the
Saba Capital Income & Opportunities Fund	Investment Management Agreement
April 30, 2024 (Unaudited)

Other Benefits. The Board considered the character and amount of other direct and incidental benefits received by Saba Capital and its affiliates from their association with the Fund. The Board considered that Saba Capital anticipated no other sources of income or benefit in connection with managing the Fund and did not expect to market the Fund to its existing private clients or use soft dollars to any notable extent.

Conclusion. The Board, having requested and received such information from Saba Capital as it believed reasonably necessary to evaluate the terms of the renewal of the Management Agreement, and having been advised by counsel to the Independent Trustees that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Management Agreement was in the best interests of the Fund and its shareholders. [The Board including all of the Independent Trustees, unanimously approved the continuation of the Management Agreement for an additional one year period.] In considering the approval of the renewal of the Management Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the closed-end fund industry).

70

Saba Capital Income & Opportunities Fund	Privacy Policy
April 30, 2024 (Unaudited)

Introduction

Your privacy is very important to us. This notice (this “Privacy Notice”) is provided the “Investment Adviser” and any of the Investment Adviser’s affiliates, investment funds and accounts managed by the Investment Adviser (collectively, the “Clients”, and together with the Investment Adviser, “we,” “us,” or “our”), and sets forth the policies of the Investment Adviser and the Clients for the collection, use, storage, sharing, disclosure (collectively, “processing”) and protection of personal data relating to current, prospective and former investors in or holders of one or more Clients. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the applicable offering memorandum or the advisory agreement of the applicable Client as such may be supplemented, updated or modified from time to time (each, a “Client Document”). References to “you” or an “investor” in this Privacy Notice mean any investor who is an individual, or any individual connected with an investor who is a legal person, as applicable.

Who to Contact About This Privacy Notice

This Privacy Notice is being provided in accordance with the applicable requirements under the privacy and data protection laws that apply in the jurisdictions where we operate (collectively, the “Data Protection Laws”). The Clients and the Investment Adviser are considered to be data controllers in respect of any personal information we hold about you for the purposes of certain Data Protection Laws. This means that each of the Clients and the Investment Adviser (alone or jointly, as applicable) determines the purposes and the means of the processing of your personal information.

Please contact us at (212) 542-4635 or dataprotection@sabacapital.com for any questions about this Privacy Notice or requests with regards to the personal data we hold.

Please note that certain service providers (collectively, the “Service Providers”) of the Investment Adviser and/or Clients including, without limitation, the administrator, prime broker(s), custodian(s), transfer agent(s), and legal adviser(s) work under a range of professional and legal obligations that require them to process personal data (e.g., anti-money laundering legislation). In order to meet the requirements of such obligations, such Service Providers, from time to time, would not be acting on our instructions but instead in accordance with their own respective professional or legal obligations and, therefore, would be acting as data controllers in their own right with respect to such processing. For more specific information or requests in relation to the processing of personal information by any such Service Providers, you may also contact the relevant service provider directly at the address specified in the relevant Client Document or by visiting their websites.

The Types of Personal Data We May Collect and Use

The categories of personal data we may collect include, names, residential or business addresses, or other contact details; signature; nationality; tax identification, passport, or social security number or similar identification number; date of birth; place of birth; jurisdiction of tax residence(s); photographs; copies of identification documents; bank account details, information about assets or net worth; credit history; information on investment activities; financial information, for example, interest, dividends, income from certain insurance contracts or products and other income generated with respect to assets held in the account or payments made with respect to the account; account balances; proceeds from the sale or redemption of property paid or credited to the account;, or other personal information, such as certain special categories of personal data (including, where relevant, information on political affiliations, ethnic origin, or criminal convictions), as specified under the applicable Data Protection Laws, that may be contained in the relevant materials, documents, or obtained through background searches, together with any other information required by applicable law or regulation.

How We Collect Personal Data

We may collect personal data about you through: (i) information provided directly to us by you, or another person on your behalf or (ii) information that we obtain in relation to any transactions between you and us.

We also may receive your personal information from third parties or other sources, such as, but not limited to, our affiliates, Service Providers, publicly accessible databases or registers, tax authorities, governmental and non-governmental agencies and supervisory authorities, credit agencies, fraud prevention and detection agencies, or other publicly accessible sources, such as the internet.

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Saba Capital Income & Opportunities Fund	Privacy Policy
April 30, 2024 (Unaudited)

How We May Use Personal Information

We may process your personal data in the course of business tasks, including but not limited to, in connection with:

(i)	entering into an advisory agreement or accepting subscription documentation;

(ii)	administering the relationship between you and us;

(iii)	processing subscriptions, redemptions and transfers;

(iv)	executing discretionary transactions;

(v)	providing communications and reporting;

(vi)	maintaining the registers of investors of Clients;

(vii)	marketing of our products and services;

(viii)	monitoring and analysing our activities;

(ix)	processing investments, withdrawals and payments of dividends to investors;

(x)	maintaining global client and investor records and providing centralized administrative, marketing and client services;

(xi)	investigating and resolving complaints; managing litigation; and monitoring electronic communications for fraud or crime detection or for regulatory reasons; and

(xii)	complying with applicable legal or regulatory requirements (including anti-money laundering, fraud prevention, tax reporting, sanctions compliance, or responding to requests for information from supervisory authorities, or law enforcement agencies).

We will use one of the permitted grounds under the applicable Data Protection Laws to process your personal information. Such grounds include, for example, circumstances where:

(i)	processing is necessary to perform our obligations under the applicable Client Documents;

(ii)	we are required to comply with a legal or regulatory obligation applicable to us; or

(iii)	we, or a third party on our behalf, have determined that it is necessary for our legitimate interests to collect and use your personal information, such as if we believe that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose.

What Are the Consequences of Failing to Provide Personal Information

Where personal data is required to satisfy a statutory obligation (including compliance with applicable anti-money laundering or sanctions requirements) or a contractual requirement, failure to provide such information may result in your subscription in the applicable Client being rejected or your shares or interests becoming subject to a compulsory redemption or withdrawal, as applicable. Where there is suspicion of unlawful activity, failure to provide personal data may result in the submission of a report to the relevant law enforcement agency or supervisory authority.

How We May Share Personal Data

We may disclose information about you to our affiliates, Service Providers, or other third parties to accept your subscription, administer and maintain your account(s), or otherwise perform our contractual obligations. We may also need to share your personal information (i) with courts, ombudsmen, or regulatory, tax or law enforcement authorities to comply with applicable legal or regulatory requirements; (ii) to respond to court orders, or in the context of regulatory requests for information, administrative proceedings, or investigations; or (iii) when we believe in good faith that disclosure is legally required or we or a Client have a legitimate interest in making a disclosure, such as where necessary to protect our or a Client’s rights and property. We will also release information about you if you direct us to do so.

72

Saba Capital Income & Opportunities Fund	Privacy Policy
April 30, 2024 (Unaudited)

It may also be necessary, under anti-money laundering and similar laws, to disclose information about you to facilitate the establishment of trading relationships for the Clients with the prime broker(s), the custodian(s), executing brokers or other trading counterparties.

We may also disclose information about you, or your transactions and experiences with us, to our affiliates or service providers for our everyday business purposes, such as administration of our business, record-keeping, maintaining security of our information technology systems, reporting and monitoring of our activities, investor relations activities, and compliance with applicable legal and regulatory requirements.

Retention Periods and Security Measures

We will not retain personal data for longer than is necessary in relation to the purpose for which it is collected, subject to the applicable Data Protection Laws. Personal data will be retained for the duration of your investment in the applicable Client and for a minimum of five years after a redemption or withdrawal, as applicable, of your investment, or liquidation of the applicable Client. We may retain personal data for a longer period for the purpose of marketing our products and services or compliance with applicable law. From time to time, we will review the purpose for which personal data has been collected and decide whether to retain it or to delete if it no longer serves any purpose to us.

To protect your personal information from unauthorized access and use, we apply organizational and technical security measures in accordance with applicable Data Protection Laws. These measures include computer safeguards and secured files and buildings.

We will notify you of any material personal data breaches affecting you in accordance with the requirements of applicable Data Protection Laws.

Additional Information under the U.S. Gramm-Leach-Bliley Act 1999 (Reg S-P) and Fair Credit Reporting Act (Reg S-AM)

For purposes of U.S. federal law, this Privacy Notice applies to current and former investors who are individuals or Individual Retirement Accounts. We are providing this additional information under U.S. federal law.

We may disclose information about our investors, prospective investors or former investors to affiliates (i.e., financial and non-financial companies related by common ownership or control) or non-affiliates (i.e., financial or non-financial companies not related by common ownership or control) for our everyday business purposes, such as to process your transactions, maintain your account(s) or respond to court orders and legal investigations. Thus, it may be necessary or appropriate, under anti-money laundering and similar laws, to disclose information about a Client's investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so.

We may share your information with our affiliates for direct marketing purposes, such as offers of products and services to you by us or our affiliates. You may prevent this type of sharing by contacting us at (212) 542-4635 or dataprotection@sabacapital.com. If you are a new investor, we can begin sharing your information with our affiliates for direct marketing purposes 30 days from the date we sent this Privacy Notice. When you are no longer our investor, we may continue to share your information with our affiliates for such purposes.

You may contact us at any time to limit our sharing of your personal information at (212) 542-4635 or dataprotection@sabacapital.com. If you limit sharing for an account you hold jointly with someone else, your choices will apply to everyone on your account. U.S. state laws may give you additional rights to limit sharing.

We do not share your information with non-affiliates for them to market their own services to you. We may disclose information you provide to us to companies that perform marketing services on our behalf, such as any placement agent retained by the applicable Client.

Additional Information for California Residents

If you are a California resident, California law may provide you with additional rights regarding our collection and use of your personal information. To learn more about your privacy rights, please see the California Consumer Privacy Notice as Addendum I to this Privacy Notice.

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Saba Capital Income & Opportunities Fund	Privacy Policy
April 30, 2024 (Unaudited)

Additional Information under the Cayman Islands Data Protection Act (2021 Revision) (“DPA”)

With respect to investors in Clients organized under the laws of the Cayman Islands, the applicable Client may share your personal information with its Service Providers, including the Investment Adviser, the administrator, the custodian(s), the prime broker(s), or others who are located outside the Cayman Islands. It may also be necessary to share your information with the Cayman Islands Monetary Authority or the Tax Information Authority, which may, in turn, exchange this information with foreign tax authorities, regulatory or law enforcement agencies. By submitting your personal data to us, you consent to the transfer of your personal data to the Investment Adviser and the other recipients described in this notice that are located in countries outside of the Cayman Islands. Any transfer of your personal data by us, our affiliates or service providers outside the Cayman Islands will be carried out in accordance with the DPA. Investors may withdraw their consent at any time. The withdrawal of consent shall not affect the lawfulness of processing based on consent before its withdrawal.

You may have certain rights under the DPA, including: (i) the right to be informed; (ii) the right of access; (iii) the right to rectification; (iv) the right to stop or restrict processing; (v) the right to stop direct marketing; (vi) rights in relation to automated decision making; (vii) the right to seek compensation; and (viii) the right to complain to the supervisory authority. If you wish to exercise these rights, please contact (212) 542-4635 or dataprotection@sabacapital.com. A complaint in respect of a Client may be lodged with the Office of the Ombudsman in the Cayman Islands; although, we ask that you contact dataprotection@sabacapital.com in the first instance to give us the opportunity to address any concerns you may have.

Additional Information under the General Data Protection Regulation

You may have certain rights under EU General Data Protection Regulation and equivalent regulation in effect in the United Kingdom (collectively, “GDPR”) in relation to our processing of your personal data and any processing carried out on your behalf. These include rights to:

(i)	Access: confirm with us whether your personal data is processed, and if it is, to request access to your personal data. This enables you to receive a copy of the personal data we hold about you and to receive confirmation regarding how and why we process your personal data;

(ii)	Rectification: request correction/rectification of the personal data that we hold about you. This enables you to have incomplete or inaccurate information we hold about you corrected.

(iii)	Erasure: request erasure of your personal data in certain circumstances (the “right to be forgotten”).

(iv)	Objection: object to processing of your personal data, on grounds relating to your particular situation, where we are relying on a legitimate interest (or those of a third party). However, we may be permitted to continue to process your personal data where we have a compelling legitimate grounds for the processing. You also have the right to object where we are processing your personal data for direct marketing purposes.

(v)	Restriction: request the restriction of processing of your personal data in certain circumstances. This enables you to ask us to suspend the processing of personal data about you, for example if you want us to establish its accuracy or the reason for processing it.

(vi)	Portability: in certain circumstances, request to receive personal data concerning you, which you have provided to us, in a structured, commonly used and machine-readable format.

Please note that the right to be forgotten that applies in certain circumstances under GDPR is not likely to be available in respect of the personal data we hold, given the purpose for which we collect such data, as described above. If we have relied upon your consent to process your personal data for a particular purpose, you have the right to withdraw your consent. Please contact (212) 542-4635 or dataprotection@sabacapital.com if you wish to exercise these rights.

You also have the right to lodge a complaint about the processing of your personal data with the competent data protection supervisory authority. A complaint in respect of Saba Capital Management (UK) Limited, an affiliate of the Investment Adviser, may be made to the Information Commissioner’s Office in the United Kingdom. Prior to lodging any complaint, we ask that you contact (212) 542-4635 or dataprotection@sabacapital.com to give us the opportunity to address any concerns you may have.

Due to the international nature of our business, your personal data may be transferred to jurisdictions that do not offer equivalent protection to personal data as under the GDPR (“Third Countries”). In such cases, we will process personal data (or procure that it be processed) in the Third Countries in accordance with the requirements of GDPR, which may include having appropriate contractual undertakings in legal agreements with service providers who process personal data on our behalf in such Third Countries. We may also be required to transfer your personal information to our regulators or government agencies in Third Countries in cases where such transfers are necessary in the context of administrative proceedings, such as requests for information, examinations or investigations, or to other relevant parties in Third Countries where it is necessary for the purposes of establishing, bringing, or defending legal claims, or for another legitimate business purpose, such as compliance with our legal or regulatory obligations under foreign law.

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Saba Capital Income & Opportunities Fund	Privacy Policy
April 30, 2024 (Unaudited)

Revisions to Our Privacy Policies

The Investment Adviser evaluates its privacy policies and procedures to implement improvements and refinements from time-to-time. The Investment Adviser reserves the right to amend the terms contained herein in whole or in part for any reason. We therefore suggest that you review this Privacy Notice periodically, which is available at https://www.sabacapital.com/privacy-policy/.

IF YOU HAVE ANY QUESTIONS ABOUT THIS PRIVACY NOTICE, CALL (212) 542-4635 OR E-MAIL DATAPROTECTION@SABACAPITAL.COM.

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Saba Capital Income & Opportunities Fund	Privacy Policy
April 30, 2024 (Unaudited)

ADDENDUM I

PRIVACY NOTICE FOR CALIFORNIA CONSUMERS

Introduction

This notice (the “California Consumers Privacy Notice”) is provided by the Investment Adviser (“we,” “us,” or “our”).

This California Consumer Privacy Notice contains disclosures required by the California Consumer Privacy Act, as amended by the California Privacy Rights Act (collectively, the “CPRA”). Terms defined in the CPRA have the same meaning when used in this California Consumer Privacy Notice. This California Consumer Privacy Notice is only relevant to California residents (“consumers” or “you”), and applies only to the collection or other use of “personal information” that is subject to the CPRA.

Consumers with disabilities may access this California Consumer Privacy Notice by (a) visiting our website to download or (b) contacting (212) 542- 4635 or dataprotection@sabacapital.com and requesting a copy of this California Consumers Privacy Notice in a .pdf format that is compatible with character recognition software and that can be printed.

Personal Information We Collect

In the past 12 months, we have collected and disclosed for a business purpose the following categories of personal information (“Personal Information”):

Category	Examples	Collected	Disclosed for Business Purpose
Identifiers

A real name, alias, email address, postal address, Internet Protocol (IP) address, account name, Social Security number, driver’s license number, passport number, or other similar personal identifiers.

		Yes	Yes
Other personal information categories, as listed in the California Customer Records Statute

A signature, physical characteristics or description, telephone number, insurance policy number, education, employment, employment history, bank account number, credit card number, debit card number, or any other financial information, medical information, or health insurance information.

		Yes	Yes
Protected classification characteristics under California or federal law	Age (40 years or older), race, citizenship, marital status, sex, veteran or military status.	Yes	Yes
Commercial information	Account activity, records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies.	Yes	Yes
Biometric information	Fingerprints, faceprints, voiceprints, and iris or retina scans.	No	No
Internet or other similar network activity	Browsing history, search history, information on a consumer’s interaction with a website, application, or advertisement.	Yes	Yes
Geolocation data	Physical location or movements.	Yes	No
Sensory data	Audio, electronic, visual, thermal, olfactory, or similar information.	Yes	Yes
Professional or employment-related information	Current or past job history or performance evaluations.	Yes	Yes
Non-public education information (per the Family Educational Rights and Privacy Act)	Education records directly related to a student maintained by an educational institution or party acting on its behalf.	Yes	Yes
Inferences drawn from other personal information	Profile reflecting a person’s preferences, characteristics, psychological trends, predispositions, behavior, attitudes, intelligence, abilities, and aptitudes.	No	No

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Saba Capital Income & Opportunities Fund	Privacy Policy
April 30, 2024 (Unaudited)

Category	Examples	Collected	Disclosed for Business Purpose
Sensitive personal information

A consumer's SS, driver’s license, state ID card, or passport number; account login or debit/credit card number in combination with any access code, password, or account credentials; precise geolocation; racial/ethnic origin, religious/philosophical beliefs, or union membership; contents of mail, email, and text messages; genetic data; biometric information; PHI; or sex life or sexual orientation.

		Yes	Yes

Personal Information does not include information that is publicly available, de-identified/ aggregated, or subject to Health Insurance Portability and Accountability Act (HIPAA) or the Gramm-Leach Bliley Act (GLBA).

Sources of Personal Information We Collect

We collect Personal Information from the following categories of sources:

(i)	Your communications with us;

(ii)	By observing your actions on our website;

(iii)	Service providers, including, but not limited to: administrators, lenders, banks, trading counterparties, brokers, investor data sites, auditors, law firms, consultants, placement agents, employment agencies and recruiters, credit bureaus, and background check providers;

(iv)	Affiliates not under the Investment Adviser brand;

(v)	Nonprofit organizations; and

(vi)	Government entities.

We do not knowingly sell or share with third parties (for cross-context behavioral advertising) Personal Information from anyone under the age of 16.

Purpose for Collection and Use of Personal Information

We may collect or use Personal Information for one or more of the following purposes

(i)	Providing you with information about our products and services;

(ii)	Providing you with performance and other updates;

(iii)	One or more of the following business purposes:

a.	Performing services (for us or our service provider or contractor) such as account servicing, processing orders and payments, and analytics;

b.	Legal compliance;

c.	Detecting and protecting against security incidents, fraud, and illegal activity;

d.	Internal research for technological improvement;

e.	Internal operations;

f.	Activities to maintain and improve our services; and

g.	Short-term, transient use, such that the Personal Information is not disclosed to another third party and is not used to build a profile about you; and

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Saba Capital Income & Opportunities Fund	Privacy Policy
April 30, 2024 (Unaudited)

(iv)	Other commercial purposes, including, but not limited to, activities that are directed to advancing commercial or economic interests, such as inducing a person to buy, rent, lease, join, subscribe to, provide or exchange products or services, or enabling or effecting a commercial transaction.

The use of sensitive personal information is limited to only those purposes authorized under the CPRA.

Disclosing Personal Information

We may disclose Personal Information to:

(i)	Service providers, including, but not limited to: administrators, lenders, banks, trading counterparties, brokers, auditors, law firms, consultants, placement agents, employment agencies and recruiters, credit bureaus, and background check providers;

(ii)	Affiliates;

(iii)	Business partners;

(iv)	Legal or government regulatory authorities as required by applicable law;

(v)	In connection with a potential business transfer or merger; and

(vi)	Third parties to whom you or your agents authorize us to disclose such information in connection with services we provide to you.

In the past 12 months, we have not sold or shared (for cross context behavioral advertising) Personal Information to third parties.

Retention of Personal Information

We retain Personal Information for as long as necessary to provide the services and fulfill the transactions you have requested, or for other business purposes such as complying with our legal or regulatory obligations, resolving disputes, and enforcing our agreements. We decide how long we need Personal Information on a case-by-case basis. We may consider the following factors when making retention decisions:

(i)	Whether we need to keep some of your Personal Information to maintain your account;

(ii)	Whether we are required by law to keep some types of Personal Information for certain periods of time to comply with our legal obligations; and

(iii)	Whether we need some of your Personal Information for other business purposes, such as to prevent harm and ensure safety and security of our website and services; investigate possible violations of our terms and conditions of use; or otherwise protect ourselves.

If we determine your Personal Information is no longer necessary using the factors above, we will generally destroy or anonymize that information.

Rights of California Consumers

The CPRA provides a California consumer the following rights, subject to certain exceptions and limitations:

(i)	The right to request: (a) the categories and specific pieces of Personal Information we collect about you; (b) the categories of sources from which we collect your Personal Information; (c) our business or commercial purposes for collecting, selling or sharing your Personal Information; and (d) the categories of Personal Information disclosed for a business purpose, sold, or shared with third parties (for cross-context behavioral advertising) and the categories of persons to whom it was disclosed, sold, or shared (and with respect to Personal Information that is sold or shared, organized by category or categories of Personal Information for each category of third parties to whom the Personal Information was sold or shared).

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Saba Capital Income & Opportunities Fund	Privacy Policy
April 30, 2024 (Unaudited)

(ii)	The right to request that we delete your Personal Information, subject to certain exceptions.

(iii)	The right to opt out of our sale(s) (if any) of your Personal Information to third parties or sharing with such third parties for the purpose of cross-context behavioral advertising.

(iv)	The right to request we correct any inaccurate Personal Information maintained about you.

(v)	The right to limit our use of your sensitive personal information to only use that is necessary to perform the services expected or provide the goods reasonably expected.

(vi)	The right not to receive discriminatory treatment for exercising your CPRA rights.

You may submit requests relating to your exercise of CPRA rights to us via:

Phone:     (212) 542-4635;

or

Email:     dataprotection@sabacapital.com.

You may only make a verifiable request for access or data portability twice within a 12-month period. All verifiable requests must provide (1) enough information that allows us to reasonably verify you are the person about whom we collected Personal Information or an authorized agent and (2) sufficient detail that allows us to properly evaluate and respond to it. We may need to request additional information from you to verify your identity or understand the scope of your request. In verifying requests, we will require you to provide, at a minimum your mailing address and telephone number to verify your identity. If we are unable to verify your identity, we will need to deny your request.

You may designate an authorized agent to make a CPRA request on your behalf and we reserve the right to seek proof that you have given the authorized agent signed permission to act on your behalf.

We endeavor to respond to a verifiable request within 45 days of its receipt. If we require more time, we will inform you of the reason and extension period in writing. We will deliver our written response by mail or electronically, at your option.

Questions

If you have questions regarding this California Consumers Privacy Notice, please contact us at (212) 542-4635 or dataprotection@sabacapital.com.

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b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Shareholders filed under Item 1of this Form.

b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable for semi-annual report.

(a)(2) Not applicable for semi-annual report.

(a)(3) Not applicable for semi-annual report.

(a)(4) Not applicable for semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the Reporting Period by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, since the Registrant last provided disclosure in response to this item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable for semi-annual report.

(a)(3)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	July 8, 2024

By:	/s/ Troy Statczar
Troy Statczar (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	July 8, 2024